UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22509

LoCorr Investment Trust
(Exact name of registrant as specified in charter)

687 Excelsior Blvd

Excelsior, MN 55331
(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street

Cleveland, OH 44114
(Name and address of agent for service)

952.767.2920

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semi-Annual Report

June 30, 2023 (Unaudited)

LoCorr FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Opportunity Fund

(Formerly LoCorr Dynamic Equity Fund)

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Shareholder Letter

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to a portfolio has the potential to significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

MARKET COMMENTARY

Investors looked to start 2023 off on the right foot with the hopes of a dovish Federal Reserve (“Fed”) and the possibility of a soft landing. This optimism was challenged at various points as the Fed continued its hawkish posture and relentlessly pushed forward in response to elevated prices and strong underlying economic growth. Market participants questioned the Fed’s commitment as news of banking failures including the epic collapse of Silicon Valley Bank gripped markets in March. This stress took the expectation for future rate hikes off the table, as the market began pricing in rate cuts sooner than previously expected. However, the Fed responded by raising the federal funds rate in March and reiterating its commitment to fighting inflation. Overall, the Federal Reserve raised the federal funds rate by 25 basis points on three separate occasions during the period, bringing the target rate to 5.00% - 5.25%.

As pessimism surrounding bank contagion faded, all eyes turned to the looming U.S. debt ceiling deadline, while this debate was ultimately put to rest, it didn’t come without its fair share of nerves and speculation. For the S&P 500 Index, June top off a strong first half of the year, capping off its best month since October of 2022.

Though many areas of the economy are expected to slow or flatten, the U.S. jobs market remained resilient, adding between 253,000 and 504,000 jobs each month during the period. Moreover, April marked the 30th month in a row of job gains and May registered an unemployment rate of 3.4%, the lowest level since 1969, before ticking up modestly to 3.7%. The robust job market has continued in an unrelenting fashion, particularly in job openings which topped 10 million in April, robust strength despite the Fed’s attempts to slow the jobs market and economy. Sky rocketing prices of household goods slowed and oil prices continued to decline from elevated levels, providing relief to the consumer’s pocketbooks.

Equities

Global equity prices rose during the period. The S&P 500 was up +16.89%, though it experienced spells of volatility and weakness during the period. The CBOE Volatility Index, commonly referred to as the market’s fear gauge, started the year at 21.7 and spiked to 26.5 on March 13th as the bank failures and concerns of contagion rippled through the financial sector. Since, the general trend has been a steady decline, closing June at 13.5, the lowest level in three years. Garnering a significant amount of focus has been the divergence between mega cap technology stocks and the rest of the equity market. The recent artificial intelligence rally fueled a historic rise in the NASDAQ Composite, up +32.32% in the first half of 2023, relative to the Dow Jones Industrial Average up only +4.94%, over the same period. Global stocks moved in line with U.S. equities in the quarter as the MSCI World rose +15.09%.

Fixed Income

Global bond yields have been volatile in 2023 as investors have looked to balance the Fed and other central banks’ commitment to aggressive interest rate hikes and the hopes of a better outlook with inflation put in the rear-view mirror. The U.S. 10-year Treasury yield began the year at 3.79% and finished the six-month period at 3.85%, but these two data points mask the intra-period volatility as yields topped out at 4.08% in early March, before bottoming out at 3.30% one month later. This volatility came against the backdrop of Fed expectations shifted following the banking failures. The U.S. 2-year Treasury yield posted its largest 3-day decline since 1987. Overall, interest rate volatility soared during the banking crisis, as evidenced by the ICE BofAML MOVE Index, which tracks U.S. Treasury volatility, nearly doubling in the quarter. The Bloomberg U.S. Aggregate Bond Index would finish the quarter up +2.09%, the Index is coming off its worst year since its inception in 1980, down -13.01% in 2022.

Commodities

The Bloomberg Commodity Index fell over the period, down -7.79%. While 2023 has been volatile, May saw the biggest drop when the index lost -5.64%, as the U.S. Dollar heavily appreciated, providing a headwind for commodities. Energy markets fell modestly across the board in the period as oil volatility consolidated and prices fell into a tight trading range.

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Whipsawing markets within this tight range can be largely attributed to investors balancing recessionary concerns and supply cuts by OPEC+. Agricultural commodities were mixed, as strength in soybeans was offset by weakness in corn markets. Softs markets, specifically sugar and cocoa, proved to be the strongest performers, as El Nino weather conditions in producing areas pushed prices higher. Metals markets, such as zinc, nickel, and palladium, proved to be volatile, falling sharply in the period as speculators and consumers worked to understand the economic growth outlook, particularly Chinese growth, and the subsequent demand for metals. Gold fared better than base metals during the period, reaching $2,000 an ounce following the March issues in the banking sector and expectations that the Fed’s hawkish policy would be ending. This strength, however, would wane at times as market participants rotated out of safe haven names, many of which were entered during this banking scare.

Foreign Currency

In currency markets, the U.S. Dollar (“USD”) fell -0.98% against a basket of major currencies. This muted performance was a continuation of an uncertain market looking to balance recessionary concerns with a soft landing. Overall, in 2023, we attribute the mild weakness in the USD to be related to the general increase in risk appetite and optimism of the Fed approaching a reversal of its hawkish posture.

LOCORR MACRO STRATEGIES FUND

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs four sub-advisers to manage the managed futures portion of the Fund:

●

Millburn Ridgefield (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●

Graham Capital Management (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend-following program that commenced trading in 2006.

●

Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

●

R. G. Niederhoffer Capital Management (“R. G. Niederhoffer”) manages a strategy for the Fund that is similar to its Smart Alpha Program which began trading in 1993 as part of a broader strategy and since 2018 as a stand-alone strategy. R.G. Niederhoffer employs a short-term oriented systematic behavioral bias capture approach.●

Fund Performance Summary

For the semi-annual period ended June 30th, 2023, the Fund fell -2.88% versus +2.33% for the ICE BofAML 3M U.S. Treasury Note Index. The Fund lagged the modest +0.24% return for the Barclay CTA Index during the period. Notably, slow-moving and range bound commodity markets have provided a difficult trading environment this year for the Fund, as suppressed volatility has provided limited trading opportunities. Trading in long-term fixed income, energy, and metals detracted the most while equities and to a lesser extent, short-term fixed income, contributed to the Fund’s returns during the period. Foreign exchange and agricultural commodities were not a significant driver of performance. The negative attribution from long-term fixed income came over the course of one week in mid-March, which saw a historic reversal in the bond market and caught the Fund’s sub-advisors incorrectly positioned for such an event. Were it not for this brief time period, long-term fixed income would have been a top positive contributor to performance.

Performance of the individual sub-advisers during the period was mixed. The largest detractor was from Millburn’s statistical learning-based, multi-factor strategy and Revolution’s short term pattern recognition strategy. Graham’s systematic medium- to long-term trend following and R.G. Niederhoffer’s short term behavioral bias capture strategy were not significant contributors to performance but provided returns at differing times to Millburn and Revolution. These combinations of differentiated trading styles and strategies which tend to perform at different times have contributed to the Fund’s more modest volatility profile than most of its peers. Overall, choppy markets and historic market events presented challenges for the Fund’s sub-advisers. This compares to a favorable 2022 for the Fund, up +15.40%, relative to traditional asset classes, like the S&P 500 and Bloomberg US Agg Bond Index, down -18.11% and -13.01%, respectively.

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Shareholder Letter

The allocations to each sub-adviser at the end of the period were as follows:

●	Millburn Ridgefield Corporation: 37.5%

●	Graham Capital Management: 37.5%

●	Revolution Capital Management: 15.0%

●	R.G. Niederhoffer Capital Management: 10.0%

Managed Futures Strategy

Equity Indices

Trading in equity indices was the largest contributor to performance during the period as all the Fund’s trading styles were in positive or flat territory. Overall, net equity exposure was generally long in varying sizes, which benefited from the upward move in stocks. While all major markets outside the US were slightly positive, the DJ Euro Stoxx 50 contributed most to Fund performance. Equity exposure at the end of the period was marginally long, with a focus on Asia and Europe.

Commodities

Overall, trading in commodities produced the largest losses for the Fund during the period. Varying degrees of long energy exposure throughout the period were hurt from extremely challenging trading conditions as oil and oil-related commodities were extremely choppy though finished the period down. The largest losses in energy trading were from Brent Crude and WTI (West Texas Intermediate) positions. In agricultural markets, the spike in softs prices led to significant gains from long sugar positions. Within grains, performance was mixed as gains from wheat were offset by losses in corn and soybeans. Trading in metals was an overall detractor to performance, while base metals had modest losses, precious metals, primarily gold, overwhelmingly contributed to the negative attribution. The Fund ended the period with long positions in meats, softs, and precious metals, and short positions in base metals, energy, and grains.

Fixed Income

The Fund’s sub-advisers capitalized on the strong downward trends in global fixed income prices early in the period but were unsuccessful holding onto these gains through the historic reversal in global bond markets during March. These sudden reversals from prevailing trends can be challenging for the Fund and peers, particularly when those reversals are of this magnitude (the ~100 basis point decline over three days in the U.S. 2-Year Treasury yield was the largest drop since 1987). The Fund’s sub-adviser diversification helped, notably one of the managers within the short-term trading allocation had a positive return during the March reversal in rates. Overall, during the semi-annual period the largest losses were from European government debt, particularly the Bund. Additionally, exposure in the U.S. and Asia was a detractor, but to a lesser extent. The Fund maintained a consistent short posture throughout the first half of the year before these positions were significantly reduced as volatility spiked during the banking meltdown and collapse in rates. By period end, exposure had grown to a moderate short position, with a focus in Europe and the U.S.

Foreign Currencies

Currency trading was not a significant contributor to Fund performance in the period, as developed market currencies’ losses were offset by gains in emerging markets. The largest losses were within European currencies, specifically the Euro, and to a lesser extent, the Swiss Franc. At the end of the period, foreign currency exposure moved to a modest short versus the USD.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. While equity markets have been rising in 2023 (largely due to about a half dozen mega-cap technology stocks), one does not have to look far back in history (2022) to understand the importance of diversification. Strategies like the LoCorr Macro Strategies Fund, which have exhibited low correlation to traditional investments, can improve diversification making them a potentially valuable addition to investor portfolios.

We are pleased with the Fund’s recovery from a difficult March 2023 when interest rates reversed sharply and experienced a historic collapse during the short-lived banking crisis. Looking forward, we are optimistic that favorable trading conditions seen for much of the past few years will continue as market participants potentially achieve increased clarity with respect to the

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direction of interest rates and economic growth. This greater clarity coupled with sticky inflation, interest rates and volatility remaining elevated versus the post-Global Financial Crisis period, and increasing monetary policy divergence across countries, has the potential to encourage trendiness in markets which should provide a favorable backdrop for the Fund.

Fixed Income Strategy

Outside of its Managed Futures Strategy, the Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”) and a short duration laddered treasury portfolio.

The fixed income component of the Fund sub-advised by Nuveen is managed against the Barclays 1-5 Government Credit Index. Returns for this portfolio were +1.85% compared to +1.19% for the benchmark in the first half of 2023. Nuveen maintained its underweight duration position during the period as inflation and growth concerns lingered. As such, duration positioning and curve positioning had a positive impact on relative performance versus the respective benchmark. The duration of the Nuveen portfolio was managed between 1.6 and 1.9 years during the period compared to about 2.6 years for the benchmark. The portfolio’s allocation was between 20-22% in investment grade corporate bonds and 24-26% in high quality, short duration securitized sectors. The portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities tightened, the sector strategy was a contributor to investment returns during the reporting period.

The Nuveen team continues to expect growth to moderate, to a below trend pace. Although the risks of a recession in the U.S. and Europe later this year are heightened, the magnitude of any downturn should be mild by historical standards. Job growth, which has remained quite strong in recent months, is likely to decelerate in the coming quarters. Inflation appears to have peaked but will remain too high relative to central bank targets through year end 2023 exerting a drag on consumer spending and prompting further central bank tightening. Nuveen’s outlook calls for the Fed to raise rates by +25 bps at least one more time before ending its tightening cycle later this year. Given the team’s outlook on the Fed and expectations for incoming economic data, Nuveen expects to manage the funds’ duration modestly underweight versus the benchmark.

LOCORR LONG/SHORT COMMODITIES STRATEGY FUND

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to commodities through long-only strategies, which rely on rising commodity prices to generate positive returns. Of course, commodity prices do not always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit when commodity prices increase or decrease, which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets, and it attempts to achieve this objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

Commodities Strategy

The Fund accesses, via a total return swap agreement and a commodity pool, the returns of:

●

ARCOM Capital (“ARCOM”), a CTA (“Commodity Trading Advisor”) which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

●

East X, a CTA which was founded in 2017 and manages a strategy that traces its roots back to 2014. East X manages a systematic approach that combines fundamental insights gleaned from discretionary traders with a pattern recognition technique in a rigorous systematic framework. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

Systematica’s Commodities Long/Short strategy, which began trading in 2010. Systematica (formerly First Quadrant) employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●

J E Moody & Company’s Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

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●

Millburn Ridgefield, a CTA, is the successor firm to an organization that was established in 1971. The firm began trading dedicated long/short commodity programs beginning in 2005. Millburn employs a systematic trading strategy that takes primarily long/short and relative value spread positions across 40+ commodity markets.

●

CoreCommodity, a CTA which began trading their current strategy in 2017 but traces its roots back to the firm’s inception in 2003. CoreCommodity manages a discretionary approach based on a microeconomic analysis centered on four dimensions; quantitative, fundamental, market dynamics, and manager discretion. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

Valent Asset Management, a CTA that was founded in 2019 and manages a dedicated metals strategy that combines discretionary views with the use of sophisticated quantitative tools. The lead portfolio manager has traded metals at other firms since 2007.

The Bloomberg Commodity Index fell -7.79% during the semi-annual period. While 2023 has been volatile, the month of May saw the biggest losses for the Index, down -5.64%, as the U.S. Dollar heavily appreciated, providing a headwind for commodities. During the period overall, energy commodities and industrial metals finished lower while softs finished higher. Agricultural commodities and precious metals were mixed, with individual markets within each sector varying, sometimes widely.

Energy prices plummeted during the semi-annual period with the Bloomberg Commodity Energy sub-index dropping -19.95%. This was led by natural gas prices, which continued their downward trend until June, when they rallied +18.34%, bringing year-to-date performance to -49.34%. The impact of mild weather and healthy liquified natural gas (“LNG”) production helped drive such a large decline in natural gas prices. Crude oil volatility also consolidated and prices have fallen into a tight trading range as the year has progressed. West Texas Intermediate crude (“WTI”) closed the period down -9.83%, after a particularly tough May weighed heavily on oil prices. Whipsawing markets within this tight range can be largely attributed to investors balancing recessionary concerns and supply cuts by OPEC+. While crude oil and many of its distillates closed the first half of the year down, unleaded gasoline actually rose +6.17%, widening the Reformulated Blendstock for Oxygenate Blending (“RBOB”) crack spread.

Industrial metals, which are typically more sensitive to changes in economic growth and demand, had a volatile start to the year as speculators and consumers worked to understand an evolving economic outlook, particularly Chinese growth and the subsequent demand for metals. Prices rose early in the year on hopes that industrial demand would recover as the Chinese economy re-opened. Sentiment shifted following the realization that this recovery would come slower than expected, contributing to the sector falling -12.37% in the first half of 2023, as measured by the Bloomberg Commodity Industrial Metals sub-index. Nickel, once again, proved to be the most volatile metal, followed by zinc, as these markets fell -31.22% and -17.15% over the period, respectively. On the other hand, the tin market stood out against the other industrial metals, rising +11.51% over the same period. In the face of ballooning inventories, demand for solar energy has kept tin prices elevated. Within precious metals, gold stood out, reaching $2,000 an ounce following the March banking crisis and expectations that the Fed’s hawkish policy would be ending. This strength, however, would wane at times as market participants rotated out of safe haven names, many of which were entered during the aforementioned banking scare. While gold rose +5.38% during the period, other precious metals such as silver and platinum fell -4.40% and -14.39%, respectively.

Agricultural commodities were mixed in the first half of the year. In livestock, live cattle were up +17.82%, while lean hogs sold off -15.29%. The live cattle market has consistently experienced small gains every month this year, in contrast to a volatile lean hogs market that has experienced multiple months with double-digit returns in each direction. Volatility in global grains markets has continued to persist, as restrictions on bank payments has limited Russian exports, despite the allowance granted by the Black Sea grain deal. Russia has both extended this deal and threatened to walk away from it, trying to negotiate for the resumption of transporting exports through Ukraine, which of course was halted after starting a war with them last year. Wheat prices overall declined during the period but diverged by type and location, with Chicago Soft Red Winter wheat falling -7.45%, holding up relatively well compared to Kansas City Hard Red Winter wheat, which dropped -18.07%. After selling off all year, soybean and soybean oil prices rallied dramatically in June to finish the period up +5.74% and down just -2.30%, respectively. Softs, specifically cocoa and sugar, rallied +34.29% and +29.96%, respectively, as El Nino weather conditions in producing areas pushed prices higher.

Fund Performance Summary

The Fund’s Class I share fell -4.09% during the first half of 2023, versus the -7.79% return for the Bloomberg Commodity Index and the +2.33% gain for the ICE BofA 3M T-Bill Index. While the market conditions for commodities were challenging in the first six months of the year, we expect a return to more favorable trading conditions as the future of interest rate policy and economic growth becomes clearer.

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Energy

Energy trading was the largest drag on the portfolio during the first half of the year, with losses largely driven by crude oil positioning in both Brent and WTI. Bullish positioning in crude oil, first headed into the regional banking crisis in March, followed by another sell-off in late April, was the source of most of the losses. This was followed by choppy, range-bound prices for the remainder of the semi-annual period, which is generally a difficult environment for commodity traders. These losses were partially offset by gains in natural gas, taking advantage of the volatility in both the U.S. and European markets. An overall bearish posture in natural gas led to gains, realized through a mixture of directional short exposure and calendar spread positions, as natural gas prices have continued to fall dramatically since late-August 2022 when prices peaked following Russia’s invasion of Ukraine.

Metals

Within the metals sector, almost all of the Fund’s losses year-to-date have been in industrial metals. Despite having relatively small positions in many of the industrial metals markets, large price swings throughout the semi-annual period caused disproportionate losses. Nickel was the largest detractor, with most of its negative contribution coming in February, when the Fund had modest long positions as prices dropped -18.22% over the course of the month. The zinc market also dropped significantly, down -32.49% from the start of February to the end of May, leading to losses from the Fund’s small long positions.

In precious metals trading, gains during the first quarter were offset by losses in the second. Gains in silver and palladium were largely offset by losses in platinum. The Fund made its gains in silver through both directional and calendar spread positions, benefiting from its bearish posture until mid-February, when it pivoted long. The Fund then experienced minor losses as silver prices continued to fall, eventually reaching a low on March 8th. After that point, the long silver position became profitable as Fed expectations and bank failure contagion helped prices completely retrace their QTD losses before the end of the month. Palladium was also profitable for the Fund, as very small, short positions provided a slow drip of positive returns throughout the period. Losses in precious metals mainly came from consistent long directional positioning in platinum, as prices oscillated between $900 and $1,135 per troy ounce, but ended June at the lower end of that range.

Agricultural

Trading in agricultural commodities was very modestly unprofitable in the first half of 2023, with small losses in grains and livestock, partially offset by gains in the softs sector. Corn was the largest detractor to Fund performance in the agricultural markets, driven by bullish directional and relative value positioning in February, as prices fell -6.67%, and directionally long positions at the very end of June, when prices dropped -21.55% over the last 9 days of the month. The Fund also experienced losses from soybean oil in June, when that market sharply reversed, rising +33.38% and ending the persistent downtrend it had exhibited all year. As this reversal occurred, the Fund’s bearish soybean oil positions were hurt fairly equally from both directional and relative value exposure. In softs, sugar posted the largest gains for the Fund, specifically in April, when the Fund was both directionally long and held a bullish calendar spread position as the market rallied +22.11%.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to investment portfolios. While equity markets have been rising in 2023 (largely due to about half-a-dozen mega-cap technology stocks), one does not have to look far back in history (2022) to understand the importance of diversification. Strategies like the LoCorr Long/Short Commodities Strategy Fund, which have exhibited low correlation to traditional investments, can improve diversification making them a potentially valuable addition to investor portfolios.

The semi-annual period provided a good reminder of the volatility that commodities can exhibit. While the broader commodity complex had a weak first half of the year, certain individual commodity markets had sudden and dramatic swings in both directions. Over time, these types of swings may challenge investor fortitude, despite what we believe to be a favorable long-term backdrop as a result of the massive capital underinvestment over the past decade or so and ever-increasing demand. We believe a long/short approach that offers the potential to benefit from either upward or downward price movements can take advantage of this volatility.

Overall, we remain highly confident in the outlook for the Fund. We believe the Fund may be very attractive to investors seeking uncorrelated solutions to most investment strategies and asset classes, or for those seeking alternatives in the commodity markets. The underlying managers in the Fund can take both long and short directional positions (benefit from prices moving up or down), as well as relative value positions (calendar, geographic, and inter-market spreads) to capture this diverse and robust set of opportunities over time, making it a potentially ideal solution regardless of the market environment for commodities. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times, which may help reduce volatility and limit drawdowns.

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Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”) and a short duration laddered treasury portfolio.

The fixed income component of the Fund sub-advised by Nuveen is managed against the Barclays 1-5 Government Credit Index. Returns for this portfolio were +1.86% compared to +1.19% for the benchmark in the first half of 2023. Nuveen maintained its underweight duration position during the period as inflation and growth concerns lingered. As such, duration positioning and curve positioning had a positive impact on relative performance versus the respective benchmark. The duration of the Nuveen portfolio was managed between 1.6 and 1.9 years during the period compared to about 2.6 years for the benchmark. The portfolio’s allocation was between 20-22% in investment grade corporate bonds and 24-26% in high quality, short duration securitized sectors. The portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities tightened, the strategy was a contributor to returns during the period.

The Nuveen team continues to expect growth to moderate, to a below trend pace. Although the risks of a recession in the U.S. and Europe later this year are heightened, the magnitude of any downturn should be mild by historical standards. Job growth, which has remained quite strong in recent months, is likely to decelerate in the coming quarters. Inflation appears to have peaked but will remain high, relative to central bank targets, through year end 2023, exerting a drag on consumer spending and prompting further central bank tightening. Nuveen’s outlook calls for the Fed to raise rates by +25 bps at least one more time before ending its tightening cycle later this year. Given the team’s outlook on the Fed and expectations for incoming economic data, Nuveen expects to manage the funds’ duration modestly underweight versus the benchmark.

LOCORR MARKET TREND FUND

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend-following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $18 billion in assets. The Market Trend Fund strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Market Trend Strategy and a Fixed Income Strategy.

Fund Performance Commentary

The Fund’s Class I shares gained +0.32% during the semi-annual period ended June 30th,2023, versus the +2.33% return for the ICE BofAML T-Bill Index. Notably, slow-moving and range bound commodity markets have provided a difficult trading environment this year for the Fund, as suppressed volatility has provided limited trading opportunities. Trading in long-term fixed income, energy, and metals detracted the most while equities and to a lesser extent, short-term fixed income, contributed to the Fund’s returns during the period. Foreign exchange and agricultural commodities were not a significant driver of performance. The negative attribution from long-term fixed income came over the course of one week in mid-March which saw a historic reversal in the bond market, and caught the Fund’s sub-advisors incorrectly positioned for such an event. Were it not for this brief time period, long-term fixed income would have been a top positive contributor to performance.

Market Trend Strategy

Equity Indices

Trading in equity indices was the largest contributor to performance during the period. Overall, net equity exposure was generally long in varying sizes, which benefited from the upward move in stocks. While all major markets outside the US and UK were positive, the DJ Euro Stoxx 50 and DAX contributed most to Fund performance. Equity exposure at the end of the period was marginally long, with a focus on Asia and Europe.

Commodities

Overall, trading in commodities produced the largest losses for the Fund during the period. The varying degrees of long energy exposure throughout the period were hurt from extremely challenging trading conditions as oil and oil-related commodities were extremely choppy though finished the period down. The largest losses in energy trading were from gasoline Reformulated Blendstock for Oxygenate Blending and heating oil positions. In agricultural markets, the spike in softs prices led to significant gains from long sugar positions. Within grains, performance was mixed as gains from wheat were offset by losses in corn and soybeans. Trading in metals was an overall detractor to performance, while base metals had modest losses, precious metals, primarily silver, overwhelmingly contributed to the negative attribution. The Fund ended the period with long positions in softs and precious metals, and short positions in base metals, energy, and grains.

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Fixed Income

The Fund’s sub-adviser capitalized on the strong downward trends in global fixed income prices early in the period but were unsuccessful holding onto these gains through the historic reversal in global bond markets during March. These sudden reversals from prevailing trends can be challenging for the Fund and peers, particularly when those reversals are of this magnitude (the ~100 basis point decline in the U.S. 2-Year Treasury yield was the largest three-day drop since 1987). Overall, during the semi-annual period the largest losses were from European government debt, particularly the Bund. Additionally, exposure in the Australia and Asia was a detractor, but to a lesser extent. The Fund maintained a consistent short posture throughout the first half of the year before these positions were significantly reduced as volatility spiked during the banking meltdown and collapse in rates. By period end, exposure had grown to a moderate short position, with a focus in Europe and the U.S.

Foreign Currencies

Currency trading was not a significant contributor to Fund performance in the period, as developed market currencies’ losses were offset by gains in emerging markets. The largest losses were within European currencies, specifically the Euro, and to a lesser extent, the Swiss Franc. At the end of the period, foreign currency exposure moved to a modest short versus the USD.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. While equity markets have been off to the races in 2023 (largely due to about half-a-dozen mega-cap technology stocks), one does not have to look far back in history (2022) to understand the importance of diversification. LoCorr continues to believe that Graham Capital is one of the premiere trend followers and we remain highly confident in the potential for the Fund to help diversify investor portfolios and protect capital during periods of market stress.

We are pleased with the Fund’s recovery from a difficult March 2023 when interest rates reversed sharply and experienced a historic collapse during the short-lived banking crisis. Looking forward, we are optimistic that favorable trading conditions seen for much of the past few years will continue as market participants potentially achieve increased clarity with respect to the direction of interest rates and economic growth. This greater clarity coupled with sticky inflation; interest rates and volatility remaining elevated versus the post-Global Financial Crisis period; and increasing monetary policy divergence across countries, has the potential to encourage trendiness in markets which should provide a favorable backdrop for the Fund.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”) and a short duration laddered treasury portfolio.

The fixed income component of the Fund sub-advised by Nuveen is managed against the Barclays 1-5 Government Credit Index. Returns for this portfolio were +1.84% compared to +1.19% for the benchmark in the first half of 2023. Nuveen maintained its underweight duration position during the period as inflation and growth concerns lingered. As such, duration positioning and curve positioning had a positive impact on relative performance versus the respective benchmark. The duration of the Nuveen portfolio was managed between 1.6 and 1.9 years during the period compared to about 2.6 years for the benchmark. The portfolio’s allocation was between 20-22% in investment grade corporate bonds and 24-26% in high quality, short duration securitized sectors. The portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities tightened, the sector strategy was a contributor to investment returns during the reporting period.

The Nuveen team continues to expect growth to moderate, to a below trend pace. Although the risks of a recession in the U.S. and Europe later this year are heightened, the magnitude of any downturn should be mild by historical standards. Job growth, which has remained quite strong in recent months, is likely to decelerate in the coming quarters. Inflation appears to have peaked but will remain too high relative to central bank targets through year end 2023 exerting a drag on consumer spending and prompting further central bank tightening. Nuveen’s outlook calls for the Fed to raise rates by +25 bps at least one more time before ending its tightening cycle later this year. Given the team’s outlook on the Fed and expectations for incoming economic data, Nuveen expects to manage the funds’ duration modestly underweight versus the benchmark.

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Shareholder Letter

LOCORR DYNAMIC OPPORTUNITY FUND

The LoCorr Dynamic Opportunity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

At the end of the second quarter, the Fund employed two sub-advisers to manage the Fund:

●

Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market through its long/short investment approach. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●

Millrace Asset Group (“Millrace”) employs a bottom-up fundamental investment philosophy. The team focuses on identifying high growth businesses in the relatively inefficient micro- to small-cap segment of the market. The sub-portfolio managed by Millrace is similar to its long/short strategy that this manager has executed since 2002.

In the first half of 2023, the market-cap-weighted S&P 500 Index was up +16.89% versus the S&P 500 Equal Weight Index up +7.03. The near 10% difference displays the significant outperformance of stocks with larger market caps so far this year. The largest seven stocks by market cap in the S&P 500 (which make up over 25% of the index weight) posted an average gain of +89.11% thus far in 2023 and accounted for the bulk of the return in the Index.

Seven of the eleven S&P 500 economic sectors finished the period in positive territory. The S&P 500 was led by the technology sector which gained +40.44% in the first six months of 2023, leading all sectors. Communication Services was the second strongest sector, finishing the six-month period up +36.39%. Additionally, both value and growth stocks posted double-digit gains in the first half of 2023 though growth stocks performed better: the S&P 500 Growth Index rose +21.25%, outpacing the +12.15% gain for the S&P 500 Value Index.

Portfolio Update

LoCorr Dynamic Opportunity Class I share (the “Fund”) ended the 1st half of 2023 with a positive return, up +0.87%, trailing the Morningstar Long-Short Equity category which gained up +4.90%. The Fund’s net exposure ended the period at approximately 30%, which is at the lower end of its normal range. Given the sizable underperformance of small cap stocks thus far in 2023, the Fund’s small cap bias has continued to challenge relative performance versus the S&P 500 and peers. Even within the Russell 2000, a small cap index, there is a wide performance divergence between the larger and smaller stocks. Companies in the Russell 2000 with a market cap below $500 million as of 6/30/23 posted an average return below -12%. In comparison, companies with a market cap above $500 million as of 6/30/23 posted an average return above +14%. This performance dispersion has been a strong headwind for the Fund this year given it typically has more exposure to microcap companies and skews smaller than category peers. We strongly believe, however, that over the long-term small cap securities are more inefficient than large cap which will create more opportunities to create alpha for skillful managers like the Fund’s sub-advisers.

The Fund’s long book was a positive contributor during the period. Its best performers were companies within the Healthcare and Technology sectors. In the Healthcare sector, a long position in Augmedix Inc. (0.78% of the Fund as of 6/30/23), an automated medical documentation and data services provider, soared more than +175% after securing financing that the company’s management believes will enable it to reach positive cash flow. In the Technology sector, a long position in Robinhood Markets Inc. (0.92% of the Fund as of 6/30/2023), an app-based commission-free brokerage software, traded higher after posting strong earnings and launching 24-hour stock trading services. Another long position in the Technology sector in Vontier Corp (0.50% of the Fund as of 6/30/2023), an industrial manufacturing technology company, moved higher after it reported strong earnings and multiple insiders acquired stock.

With the underperformance of small cap stocks during the first half of the year, the Fund’s long book had several detractors. The largest of which came within the Healthcare sector. A position in Neuronetics Inc. (0.27% of the Fund as of 6/30/2023), a healthcare company that develops non-invasive treatments for psychiatric disorders, detracted in the first quarter after reporting an earnings loss for Q4. In the Consumer Staples sector, a long position in The Real Good Food Company Inc. (0.00% of the Fund as of 6/30/2023), a frozen food company, traded lower after the founder sold shares. In the Technology sector, a long position in LivePerson Inc. (0.00% of the Fund as of 06/30/2023), an AI software company, plummeted in Q1 after reporting disappointing earnings and guidance.

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Shareholder Letter

Despite the general move upward in risk assets, the Fund’s short book saw some positive contributions during the period. The largest contributing sectors were in the Consumer Cyclical, Technology, and Communication Services sectors. In the Consumer Cyclical sector, a short position in Crocs Inc. (-0.52% of the Fund as of 6/30/2023), a footwear company, was a positive contributor after the stock sold off after issuing weak guidance and reporting slower-than-expected sales growth. In the Technology sector, a short position in Microchip Technology Inc. (0.00% of the Fund as of 6/30/2023), a semiconductor company, was a positive contributor as the stock sold off due to a general move down in semiconductor stocks in April. An opportunistic short position in QuinStreet Inc., a performance-based marketing and search engine marketing services company, (0.00% of the Fund as of 6/30/2023), profited after the stock sold off upon issuing weak quarterly results. The Fund’s largest detracting short position was Meta Platforms Inc. (0.00% of the Fund as of 6/30/2023), a multinational technology conglomerate, detracted as the stock rallied in the first quarter with the general move upward in Technology and Communication Services stocks.

Outlook

U.S. equities rallied throughout the first half of 2023 as the S&P 500 finished the period up +16.89%, largely bolstered by the strong performance of mega-cap technology stocks. With small cap stocks trading at their lowest absolute valuation over the past two decades (as measured by trailing P/E ratio) and the Russell 2000 trading at the highest discount to the NASDAQ 100 since the tech bubble, we believe the Fund is positioned to take advantage of a potential reversion to the mean of the current market cap oriented performance dislocation and could demonstrate strong performance relative to large cap indices and peers if this occurs.

Overall, financial markets will likely be driven by the rate of inflation, decisions by the Fed and other policy makers around the globe, and the continuing humanitarian crisis in Russia and Ukraine. In this type of environment, a long/short equity strategy may allow for participation in equity markets if they rise while its ability to benefit from stocks falling in price may potentially mitigate losses if equities were to sell off.

LOCORR SPECTRUM INCOME FUND

The LoCorr Spectrum Income Fund (the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to meet the “low correlation” mandate of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments. Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

Market Commentary

As markets climbed a “wall of worry” in the first half of 2023, virtually all equity returns were led by a handful of large-cap technology stocks until the end of Q2, when the rally began to broaden out and include more cyclical stocks. Judging by headlines early in the second quarter, markets seemed likely to be mired in the same malaise as the prior year with multiple bank failures, a highly politicized debt ceiling debate, persistently high inflation, low growth, narrow market breadth, continued geopolitical risks and high valuations. However, most of these issues were resolved or postponed enough that confidence was maintained in the face of adversity. With a record $5+ trillion sitting on the sidelines, markets did not lack liquidity.

Master Limited Partnerships (“MLPs”), as measured by the Alerian MLP Index, posted total returns of +9.70%. Equity Real Estate Investment Trusts (“REITs”), as measured by the MSCI U.S. IMI Real Estate 25/50 Index, rose +3.54%. Mortgage REITs (“mREITs”), as measured by the FTSE Nareit Mortgage REITs Index, rallied +7.63%. Business Development Companies (“BDCs”), as measured by the MVIS U.S. Business Development Company Index, gained +11.68%.

In the beginning of the year, the Federal Reserve (“the Fed”) was still raising rates at every meeting, which helped cause several bank failures and a temporary loss of confidence in the regional banking system, which the Fed backstopped. This kind of environment, with slowing inflation and decelerating growth, has historically been challenging for the Fund’s opportunity set, warranting Bramshill’s defensive posture. With inflation coming down significantly, but still higher than targeted, the Fed paused at their June meeting after 10 straight hikes. Starting in May, Bramshill shifted out of a defensive posture and moved into more cyclical sectors, which additionally served to increase portfolio yield.

Portfolio Update

The Fund’s Class I shares fell -3.22% during the first half of 2023, underperforming the +16.89% return for the S&P 500 and the +2.09% return for the Bloomberg U.S. Aggregate Bond Index. The Fund saw most of its losses come from C-Corps, particularly in May when the utilities sector and gold miners sold off -5.87% and -12.27%, respectively, as measured by the S&P 500 Utilities Index and the S&P Commodity Producers Gold Index. Bramshill has also been actively hedging both general small-cap exposure,

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Shareholder Letter

and oil & gas exploration and production risk throughout the year. The general small-cap hedge finished the period as a drag on performance, largely concentrated in the months of January and June, when the iShares Russell 2000 ETF rose +9.77% and +8.09%, respectively. However, the oil & gas exploration and production hedge proved to be profitable in the first half of the year, helping reduce the volatility of the Fund and mitigating drawdowns during selloffs in crude oil.

Bramshill’s second quarter portfolio transition saw a shift away from defensive sectors like Utilities, Consumer Staples, and Healthcare and into select MLPs, BDC, and preferred stocks. With the recent turmoil in depository institutions, banks have tightened lending standards, creating a potential void in middle market lending. Bramshill believes BDCs can fill that void. Midstream energy companies are in a unique position as leverage ratios are historically low and it is virtually impossible to build a new pipeline, making existing assets much more valuable. Bramshill believes that this cash flow generation will continue to lead to shareholder returns through increased distributions, buybacks, further leverage reduction and/or takeover activity.

The largest individual detractor to fund performance in the first half of the year was Icahn Enterprises (0.00% of the Fund as of 6/30/26), a diversified holding company C-Corp, which sold off on the release of Hindenburg Research’s bear report, the merits of which Bramshill finds debatable, but chose to sell nonetheless due to headline risk. Next was Sibanye-Stillwater (0.67% of the Fund as of 6/30/23), a metals mining and processing C-Corp, which suffered from a weak environment for metal commodities. Also detracting was Chesapeake Energy (1.22% of the Fund as of 6/30/23), an upstream energy C-Corp, which drifted lower with weak natural gas prices but seems to have made a low towards the end of Q1.

The largest positive sector contributions came from preferred stock and MLPs in the first half of 2023. The Fund’s top individual performer in 1H23 was preferred stock in NuStar Energy (1.35% of the Fund as of 6/30/23), a midstream MLP, which rallied as confidence in cash flows was confirmed after quarterly earnings. Next was Iron Mountain (1.00% of the Fund as of 6/30/23), a data center equity REIT, which exceeded growth expectations in their storage and data center businesses. Another contributor was Upbound Group (0.00% of the Fund as of 6/30/23), a furniture and electronics rent-to-own C-Corp, which benefitted from positive demand for rent-to-own among consumers.

Outlook

If the Fed is nearing the end of its tightening cycle, this could be a favorable macroeconomic environment for most members of the Fund’s opportunity set, given their ability to produce strong cash flow even in an economic environment with little growth. Moreover, this environment, if favorable for long-term U.S. Treasuries, can provide a tailwind for most income styles as declining yields make their distributions more attractive. Bramshill’s quantitative work suggests that in a U.S. economic environment with little growth and modestly above-trend inflation, sectors that historically have stood out include Energy, Real Estate, Infrastructure, and Financials. In Bramshill’s opportunity set, that equates to BDCs, MLPs, and REITs.

Apart from domestic cyclical considerations, geopolitical developments also have the potential to impact the dollar price of many commodities, the most important of which will be oil and gold. Two recent developments of note are the agreement between the Saudis and Chinese to exchange oil for the Chinese yuan, which can be converted to gold in the Shanghai exchange; and the announcement that the August BRICS (Brazil, Russia, India, China) conference will begin the establishment of a new non-dollar clearing currency. While this process can only begin a long-term evolution of the enormous process of global trade, Bramshill believes that this will lead to a gradual but consistent decline in the value of the dollar versus globally traded commodities. If this develops, it will create increasing profits for dollar-based producers of globally traded commodities. This should help energy related MLPs, agricultural producers, and metals miners, in which the Fund has significant investments.

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad-based unmanaged index of five hundred stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index measures the variation in prices paid by typical consumers for retail goods and other items. The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. BOBL futures contract is a standardized futures contract based on a basket of medium-term debt issued by the German Federal Government. BOBL is an acronym for a German term, Bundesobligation, which translated to English is federal government bond. Bund is a debt instrument issued by Germany’s federal government to finance outgoing expenditures. Bunds, German for “bonds”, are widely viewed as the German equivalent of U.S. Treasury bonds (T-bonds). VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an

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Shareholder Letter

investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of fifty large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index and follows traders of trend following methodologies. The SG CTA Index is equally weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. The returns of the indices and the Morningstar Category Average are generated on the first business day of each month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index. Reformulated Gasoline Blendstock for Oxygen Blending (RBOB) is the term given to unleaded gas futures.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund are diversified funds. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed, Mortgage-Backed, and Collateralized Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be

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Shareholder Letter

higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

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Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2023 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	-2.94%	-3.46%	5.71%	5.14%	2.48%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-8.55%	-8.98%	4.46%	4.52%	1.99%
LoCorr Macro Strategies Fund - Class C	3/24/11	-4.23%	-5.03%	4.91%	4.38%	1.73%
LoCorr Macro Strategies Fund - Class I	3/24/11	-2.88%	-3.15%	5.96%	5.42%	2.74%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		2.27%	3.62%	1.56%	0.99%	0.82%
Barclay CTA Index		0.24%	-0.67%	4.39%	2.47%	1.57%

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I

For the period ended June 30, 2023 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.16%, 2.91% and 1.91% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2023 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	-4.26%	-2.89%	5.25%	7.41%	4.26%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	-9.79%	-8.45%	4.01%	6.77%	3.73%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	-5.55%	-4.40%	4.48%	6.60%	3.45%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	-4.09%	-2.56%	5.53%	7.69%	4.52%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		2.27%	3.62%	1.56%	0.99%	0.87%
HFRI Macro Commodity Index		-3.19%	0.66%	8.59%	4.74%	3.38%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended June 30, 2023 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.43%, 3.18% and 2.18% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The HFRI Macro Commodity Index employs an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity assets classes, frequently with related ancillary exposure in commodity sensitive equities or other derivative instruments.

One cannot invest directly in an index.

16 |

Fund Performance

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2023 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	0.24%	-3.00%	8.77%	5.65%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-5.56%	-8.56%	7.48%	4.96%
LoCorr Market Trend Fund - Class C	6/30/14	-1.17%	-4.64%	7.94%	4.86%
LoCorr Market Trend Fund - Class I	6/30/14	0.32%	-2.77%	9.02%	5.91%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		2.27%	3.62%	1.56%	1.09%
Barclay CTA Index		0.24%	-0.67%	4.39%	2.72%

$100,000 investment in the
LoCorr Market Trend Fund - Class I

For the period ended June 30, 2023 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.03%, 2.78% and 1.78% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Opportunity Fund

Rate of Return — For the period ended June 30, 2023 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Dynamic Opportunity Fund - Class A (without maximum load)	5/10/13	0.80%	4.97%	2.34%	3.11%	2.86%
LoCorr Dynamic Opportunity Fund - Class A (with maximum load)	5/10/13	-4.96%	-1.10%	1.14%	2.50%	2.26%
LoCorr Dynamic Opportunity Fund - Class C	5/10/13	-0.61%	3.18%	1.57%	2.34%	2.08%
LoCorr Dynamic Opportunity Fund - Class I	5/10/13	0.87%	5.29%	2.61%	3.38%	3.13%
S&P 500 Total Return Index		16.89%	19.59%	12.31%	12.86%	12.52%
Morningstar Long/Short Equity Fund Index		4.90%	6.46%	3.72%	3.91%	3.81%

$100,000 investment in the
LoCorr Dynamic Opportunity Fund - Class I

For the period ended June 30, 2023 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.70%, 3.45% and 2.45% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

| 17

Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2023 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	-3.35%	-10.06%	1.25%	0.64%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-8.89%	-15.20%	0.05%	0.01%
LoCorr Spectrum Income Fund - Class C	12/31/13	-4.64%	-11.49%	0.53%	-0.11%
LoCorr Spectrum Income Fund - Class I	12/31/13	-3.22%	-9.69%	1.51%	0.90%
Bloomberg Barclay U.S. Aggregate Bond Index		2.09%	-0.94%	0.77%	1.55%
Morningstar Allocation - Aggressive Allocation		9.73%	11.82%	5.81%	6.36%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I

For the period ended June 30, 2023 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.88%, 3.63% and 2.63% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Aggressive Allocation portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities.

One cannot invest directly in an index.

18 |

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.60%
321 Henderson Receivables I LLC, 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	5.54%	$25,843	$25,545
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	705,394	684,247
AmeriCredit Automobile Receivables Trust, 2021-2 A3	12/18/2026	0.34%	3,045,255	2,980,589
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	2,120,000	2,036,122
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	3,604,230	3,435,285
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	3,506,317	3,412,149
Series 2021-P4 A-3	01/11/2027	1.31%	7,270,000	6,917,627
Series 2022-P3	11/10/2027	4.61%	4,800,000	4,652,433
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	4,038,500	3,514,811
Diamond Resorts Owner Trust, 2021-1A A (a)	11/21/2033	1.51%	958,022	874,440
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	1,651,969	1,461,508
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	233,407	228,089
Ford Credit Auto Owner Trust, 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,398,915
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	6.02%	5,246,229	5,089,307
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	1,570,682	1,531,465
Series 2021-3 A3	06/16/2026	0.48%	4,483,994	4,306,675
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	985,242	918,271
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	1,935,779	1,899,068
Invitation Homes Trust, 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	6.25%	872,915	871,884
John Deere Owner Trust, 2022-C	08/15/2025	4.98%	6,415,812	6,395,390
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	433,876	412,083
Series 2019-2A A (a)	10/20/2038	2.22%	636,773	590,830
Series 2021-1WA A (a)	01/22/2041	1.14%	1,616,044	1,451,847
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	1,828,756	1,585,831

The accompanying notes are an integral part of these consolidated financial statements. | 19

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	$2,288,000	$2,213,603
Series 2021-B A (a)	08/17/2026	0.77%	3,550,000	3,340,929
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	2,528,000	2,244,035
Santander Drive Auto Receivables Trust, 2022-6 A3	11/16/2026	4.49%	4,500,000	4,457,177
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	407,786	404,559
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,585,683	1,319,078
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	5,781,950	4,971,257
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	2,900,000	2,841,769
Toyota Auto Loan Extended Note Trust, 2020-1 A (a)	05/25/2033	1.35%	1,950,000	1,799,980
Toyota Auto Receivables Owner Trust, 2022-C A3	04/15/2027	3.76%	3,000,000	2,921,530
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	3,934,757	3,890,568
Volkswagen Auto Loan Enhanced Trust, 2021-1 A3	06/22/2026	1.02%	5,543,249	5,333,188
TOTAL ASSET BACKED SECURITIES (Cost $97,134,042)				92,412,084

CORPORATE BONDS: 8.66%
Aerospace & Defense: 0.19%
Boeing Co.	02/04/2026	2.20%	3,355,000	3,078,379
Raytheon Technologies Corp.	11/16/2028	4.13%	860,000	827,765
				3,906,144
Agriculture: 0.06%
Philip Morris International, Inc.	02/15/2028	4.88%	1,275,000	1,255,144

Auto Manufacturers: 0.28%
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,275,000	1,200,865
General Motors Financial Co., Inc.	04/06/2026	5.40%	1,435,000	1,416,537
General Motors Financial Co., Inc.	02/26/2027	2.35%	610,000	543,614
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	1,315,000	1,290,814
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,340,000	1,207,486
				5,659,316
Banks: 3.56%
Banco Santander SA (b)	03/24/2025	3.50%	1,075,000	1,029,060
Banco Santander SA (b)	05/28/2025	2.75%	765,000	718,050
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	5,755,000	5,270,877
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	3,790,000	3,409,585
Bank of America Corp. (SOFR + 1.580%) (c)	04/27/2028	4.38%	2,765,000	2,653,384
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	2,465,000	2,402,993
Canadian Imperial Bank (b)	04/07/2027	3.45%	1,565,000	1,465,586
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	3,255,000	3,197,907
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,855,000	1,653,110
Citigroup, Inc. (SOFR + 1.887%) (c)	05/24/2028	4.66%	1,825,000	1,779,046
Credit Suisse AG (b)	08/09/2023	0.52%	1,805,000	1,790,723
Credit Suisse AG (b)	07/09/2027	5.00%	1,425,000	1,373,613
Deutsche Bank NY (b)	05/28/2024	0.90%	1,015,000	964,797
Federation des Caisses Desjardins du Quebec (a)(b)	03/14/2028	5.70%	1,215,000	1,212,810
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.463%) (c)	09/29/2025	3.27%	5,370,000	5,187,828
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	1,070,000	985,804
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	3,400,000	3,029,568
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,910,000	1,766,957
ING Groep NV (b)	04/09/2024	3.55%	1,955,000	1,918,918
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,885,000	1,809,942
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	7,120,000	6,376,185
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	2,555,000	2,275,607
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	1,870,000	1,761,991

20 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	$2,075,000	$1,970,995
Morgan Stanley (SOFR + 0.879%) (c)	05/04/2027	1.59%	395,000	353,548
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	4,135,000	3,661,539
Morgan Stanley Bank NA	04/21/2026	4.75%	1,145,000	1,127,437
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	1,275,000	1,200,545
Royal Bank of Canada (b)	07/26/2024	3.97%	1,710,000	1,679,041
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	680,000	647,140
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,695,000	1,643,255
Toronto-Dominion Bank (b)	09/10/2026	1.25%	2,060,000	1,817,972
UBS AG/London (a)(b)	08/09/2024	0.70%	1,880,000	1,772,177
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	750,000	746,873
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	900,000	870,005
				71,524,868
Building Materials: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	880,000	839,627

Chemicals: 0.04%
Nutrien Ltd. (b)	03/27/2028	4.90%	750,000	735,364

Cosmetics & Personal Care: 0.22%
Colgate-Palmolive Co.	03/02/2026	4.80%	2,180,000	2,187,200
Haleon US Capital LLC	03/24/2027	3.38%	2,450,000	2,292,026
				4,479,226
Diversified Financial Services: 0.69%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	5,260,000	4,942,677
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	1,340,000	1,202,546
Air Lease Corp.	12/15/2027	5.85%	1,750,000	1,747,225
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,790,000	1,743,552
Charles Schwab Corp.	03/03/2027	2.45%	1,375,000	1,231,348
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	1,880,883
Private Export Funding Corp.	06/15/2025	3.25%	1,255,000	1,208,239
				13,956,470
Electric: 0.42%
Eversource Energy	08/15/2025	0.80%	310,000	279,076
Florida Power & Light Co.	04/01/2028	5.05%	1,030,000	1,037,601
Florida Power & Light Co.	05/15/2028	4.40%	1,350,000	1,322,303
Georgia Power Co.	05/16/2028	4.65%	1,015,000	993,208
NSTAR Electric Co.	05/15/2027	3.20%	2,290,000	2,150,138
Southern California Edison Co.	04/01/2024	1.10%	2,395,000	2,311,880
Southern California Edison Co.	02/01/2026	1.20%	460,000	410,748
				8,504,954
Entertainment: 0.22%
Warnermedia Holdings, Inc.	03/15/2027	3.76%	4,655,000	4,340,365

Food: 0.20%
Conagra Brands, Inc.	08/11/2023	0.50%	975,000	969,493
Nestle Holdings, Inc. (a)	03/13/2026	5.25%	1,730,000	1,742,345
SYSCO Corp.	07/15/2027	3.25%	1,460,000	1,362,882
				4,074,720
Healthcare - Products: 0.39%
Baxter International, Inc.	11/29/2024	1.32%	4,240,000	3,977,247
PerkinElmer, Inc.	09/15/2024	0.85%	4,040,000	3,796,405
				7,773,652

The accompanying notes are an integral part of these consolidated financial statements. | 21

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Healthcare - Services: 0.05%
HCA, Inc. (a)	03/15/2027	3.13%	$1,015,000	$932,091

Household Products & Wares: 0.06%
CLOROX CO DEL	10/01/2027	3.10%	1,295,000	1,198,806

Insurance: 0.48%
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,705,000	1,550,827
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,565,000	1,423,249
Metropolitan Life Global Funding I (a)	01/06/2028	5.05%	680,000	676,670
Principal Life Global Funding II (a)	04/12/2024	0.75%	2,150,000	2,063,684
Principal Life Global Funding II (a)	01/12/2026	0.88%	1,670,000	1,484,298
Protective Life Global Funding (a)	07/05/2024	0.78%	2,605,000	2,478,281
				9,677,009
Media: 0.19%
Charter Communications Operating LLC	07/23/2025	4.91%	2,560,000	2,509,452
Comcast Corp.	03/01/2026	3.15%	1,335,000	1,278,381
				3,787,833
Oil & Gas: 0.04%
Pioneer Natural Resources Co.	03/29/2026	5.10%	785,000	779,962

Pharmaceuticals: 0.24%
AbbVie, Inc.	05/14/2026	3.20%	785,000	743,688
CVS Health Corp.	06/01/2026	2.88%	2,305,000	2,165,826
Pfizer Investment Enterprises Pte Ltd. (b)	05/19/2028	4.45%	1,910,000	1,876,885
				4,786,399
Pipelines: 0.20%
Enbridge, Inc. (b)	02/14/2025	2.50%	1,000,000	949,638
Enterprise Products Operating LLC	01/10/2026	5.05%	1,250,000	1,247,385
MPLX LP	03/01/2026	1.75%	1,930,000	1,750,691
				3,947,714
Real Estate Investment Trusts: 0.35%
Brixmor Operating Partnership LP	06/15/2026	4.13%	1,335,000	1,246,516
Realty Income Corp.	01/13/2026	5.05%	2,185,000	2,165,047
SITE Centers Corp.	02/01/2025	3.63%	1,115,000	1,049,091
SITE Centers Corp.	06/01/2027	4.70%	2,775,000	2,537,114
				6,997,768
Retail: 0.07%
Lowe’s Cos, Inc.	09/08/2025	4.40%	1,440,000	1,410,835

Software: 0.14%
Oracle Corp.	03/25/2028	2.30%	1,270,000	1,120,336
VMware, Inc.	08/15/2024	1.00%	1,695,000	1,604,646
				2,724,982
Telecommunications: 0.53%
AT&T, Inc.	06/01/2027	2.30%	1,950,000	1,753,193
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	1,490,000	1,397,318
T-Mobile USA, Inc.	02/15/2026	2.25%	3,395,000	3,119,675
T-Mobile USA, Inc.	07/15/2028	4.80%	1,715,000	1,679,313
Verizon Communications, Inc.	03/22/2028	2.10%	3,155,000	2,770,792
				10,720,291
TOTAL CORPORATE BONDS (Cost $180,157,748)				174,013,540

22 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: 7.39%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.944%) (a)(b)(c)	12/18/2037	6.04%	$773,600	$763,643
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	6.34%	3,150,000	2,770,680
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,915,000	1,621,926
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	115,386	105,773
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	693,337	640,392
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	6.17%	1,566,459	1,546,646
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	6.14%	4,330,000	3,916,564
BX Commercial Mortgage Trust
Series 2019-XL A (1 Month LIBOR USD + 1.034%) (a)(c)	10/15/2036	6.18%	2,192,336	2,178,700
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	6.19%	5,096,933	4,940,265
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	6.11%	6,050,000	5,898,220
BX Trust, 2022-PSB (TSFR1M + 2.949%) (a)(c)	08/15/2039	8.10%	981,879	976,340
Citigroup Commercial Mortgage Trust
Series 2019-PRM B (a)	05/10/2035	3.64%	1,000,000	987,520
Series 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	6.14%	5,250,000	5,105,092
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	955,805
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,402,981
Series 2014-CR19 A5	08/12/2047	3.80%	1,380,133	1,341,381
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	700,453
Series 2014-CR21 A3	12/10/2047	3.53%	1,540,672	1,477,459
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	1,869,819
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	6.62%	4,305,000	4,219,069
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	5.92%	3,506,576	3,477,995
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	7.07%	1,615,579	1,619,946
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	3,797,210	3,811,742
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	7.82%	1,083,685	1,104,383
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	6.17%	3,491,314	3,473,885
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	6.31%	5,400,000	5,230,648
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	5.60%	425,262	424,421
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	5.97%	1,592,171	1,580,288
FHLMC Multifamily Structured Pass Through Certificates, K059 A1	09/25/2025	2.76%	1,304,936	1,251,617
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	6.72%	331,734	331,198
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	5.87%	4,031,879	4,011,720
Series 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	6.57%	4,245,927	4,139,779
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	5.92%	4,105,545	4,055,498
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	6.07%	1,396,807	1,372,513
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	6.37%	1,364,978	1,357,154
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	3,648,541	3,664,568
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	7.07%	1,727,640	1,729,831
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	6.15%	2,757,048	2,732,924
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA2 (SOFR30A + 2.300%) (a)(c)	08/25/2033	7.37%	2,384,808	2,386,301
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	7.55%	1,592,913	1,607,832
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	660,285	653,557
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	702,739	684,000

The accompanying notes are an integral part of these consolidated financial statements. | 23

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	$1,295,422	$1,242,291
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	4,384,438	4,188,347
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,051,259	979,498
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.99%	3,850,000	3,288,336
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	6.44%	5,400,000	5,240,481
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	10,257	9,989
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	1,769,959
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	6.34%	5,000,000	4,484,123
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	200,931
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	957,940
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	1,291,009	1,072,972
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.914%) (a)(c)	04/15/2038	6.06%	4,157,546	4,089,582
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,262,362
Series 2014-C23 ASB	09/17/2047	3.66%	773,620	758,499
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,501,054
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	901,415
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	1,670,403	1,528,377
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	928,040
New Residential Mortgage Loan Trust
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	646,845	592,984
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	976,762	909,087
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	5.80%	565,338	533,693
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	6.07%	5,750,000	5,408,214
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	6.01%	5,000,000	4,871,414
UBS-Barclays Commercial Mortgage Trust, 2013-C5 B (a)(d)	03/12/2046	3.65%	113,420	103,497
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	390,355	364,444
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	998,915	929,367
WFRBS Commercial Mortgage Trust
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	957,662
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	322,359
TOTAL MORTGAGE BACKED SECURITIES (Cost $155,598,390)				148,517,445

MUNICIPAL BONDS: 0.59%
Forsyth County School District	02/01/2024	0.92%	1,330,000	1,295,392
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,338,784
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,670,956
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,925,472
State of Hawaii	08/01/2025	1.03%	4,220,000	3,882,590
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	683,342
TOTAL MUNICIPAL BONDS (Cost $12,240,363)				11,796,536

U.S. GOVERNMENT AGENCY ISSUES: 3.60%
Federal Farm Credit Banks Funding Corp.	03/06/2024	3.63%	10,000,000	9,875,878
Federal Farm Credit Banks Funding Corp.	03/10/2025	5.00%	14,165,000	14,131,598
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	8,965,281
Federal Home Loan Banks	04/14/2025	0.50%	9,350,000	8,649,009
Federal Home Loan Banks	02/25/2028	1.10%	11,160,000	9,527,165
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	1,981,806
Federal National Mortgage Association	07/02/2024	1.75%	5,000,000	4,821,544
Federal National Mortgage Association	04/22/2025	0.63%	6,045,000	5,589,489

24 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal National Mortgage Association	12/18/2026	0.88%	$10,105,000	$8,861,611
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $73,905,973)				72,403,381

U.S. GOVERNMENT NOTES: 15.96%
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,557,949
United States Treasury Note	05/31/2025	0.25%	21,950,000	20,083,393
United States Treasury Note	06/15/2025	2.88%	10,035,000	9,651,632
United States Treasury Note	07/15/2025	3.00%	61,425,000	59,191,145
United States Treasury Note	09/15/2025	3.50%	46,550,000	45,284,422
United States Treasury Note	10/31/2025	0.25%	6,840,000	6,172,566
United States Treasury Note	04/15/2026	3.75%	38,765,000	37,932,158
United States Treasury Note	05/31/2026	0.75%	81,650,000	73,319,148
United States Treasury Note	11/30/2027	3.88%	28,215,000	27,806,103
United States Treasury Note	01/31/2028	3.50%	5,520,000	5,358,281
United States Treasury Note	03/31/2028	3.63%	35,125,000	34,299,014
TOTAL U.S. GOVERNMENT NOTES (Cost $327,476,082)				320,655,811

SHORT TERM INVESTMENTS: 51.80%
U.S. GOVERNMENT AGENCY ISSUE: 0.45%
Federal Home Loan Banks	02/27/2024	4.87%	9,250,000	8,946,907
TOTAL U.S. GOVERNMENT AGENCY ISSUE (Cost $8,939,763)				8,946,907

U.S. TREASURY BILLS: 48.95%
United States Treasury Bill	7/20/2023	4.66%	177,174,000	176,714,873
United States Treasury Bill	8/17/2023	4.67%	177,779,000	176,671,881
United States Treasury Bill	9/14/2023	4.96%	178,393,000	176,526,355
United States Treasury Bill	10/19/2023	5.06%	179,329,000	176,528,778
United States Treasury Bill	11/9/2023	5.09%	102,478,000	100,567,024
United States Treasury Bill	12/7/2023	5.11%	180,687,000	176,582,525
TOTAL U.S. TREASURY BILLS (Cost $984,042,661)				983,591,436

MONEY MARKET DEPOSIT ACCOUNT: 2.40%
U.S. Bank N.A. (e)(f)	N/A	5.10%	48,149,123	48,149,123
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $48,149,123)				48,149,123
TOTAL SHORT TERM INVESTMENTS (Cost $1,041,131,547)				1,040,687,466

TOTAL INVESTMENTS (Cost $1,887,644,145): 92.60%				1,860,486,263
Other Assets in Excess of Liabilities: 7.40% (g)				148,761,877
TOTAL NET ASSETS: 100.00%				$2,009,248,140

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2023, the value of these securities total $186,922,192 which represents 9.30% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2023.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2023.
(e)	A portion of this deposit account is pledged as collateral for derivative contracts. At June 30, 2023, the value of this collateral totals $12,667.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(g)	Includes assets pledged as collateral and due to broker for derivative contracts. At June 30, 2023, the net value of these assets and liabilities totals $147,021,966.

CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	SOFR30A	30 Day Average Secured Overnight Financing Rate
PLC	Public Limited Company	TSFR1M	1 Month Term Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements. | 25

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts

June 30, 2023 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2023	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:	See key for abbreviation
$33,838,627	DB	07/19/2023	AUD	$33,533,975	USD	$33,838,627	$—	$(304,652)
27,875,380	BAML	09/22/2023	AUD	27,227,315	USD	27,875,380	—	(648,065)
32,331,751	DB	07/19/2023	BRL	33,181,310	USD	32,331,751	849,559	—
55,792,672	DB	07/19/2023	CAD	55,770,953	USD	55,792,672	—	(21,719)
86,440,610	BAML	09/22/2023	CAD	86,409,156	USD	86,440,610	—	(31,454)
52,624,508	DB	07/19/2023	CHF	52,844,292	USD	52,624,508	219,784	—
45,866,152	BAML	09/22/2023	CHF	46,321,798	USD	45,866,152	455,646	—
3,839,125	DB	07/19/2023	CLP	3,844,909	USD	3,839,125	5,784	—
84,661,833	DB	07/19/2023	EUR	85,395,776	USD	84,661,833	733,943	—
25,082,720	BAML	09/22/2023	EUR	25,069,122	USD	25,082,720	—	(13,598)
92,383,611	DB	07/19/2023	GBP	93,294,823	USD	92,383,611	911,212	—
48,478,653	BAML	09/22/2023	GBP	48,800,068	USD	48,478,653	321,415	—
7,723,704	DB	07/19/2023	ILS	7,579,802	USD	7,723,704	—	(143,902)
6,053,410	DB	07/19/2023	INR	6,059,999	USD	6,053,410	6,589	—
67,592,152	DB	07/19/2023	JPY	65,276,389	USD	67,592,152	—	(2,315,763)
4,315,867	BAML	09/22/2023	JPY	4,229,976	USD	4,315,867	—	(85,891)
10,734,153	DB	07/19/2023	KRW	10,529,921	USD	10,734,153	—	(204,232)
36,066,277	DB	07/19/2023	MXN	36,672,942	USD	36,066,277	606,665	—
45,751,951	BAML	09/22/2023	MXN	46,237,795	USD	45,751,951	485,844	—
32,529,502	DB	07/19/2023	NOK	32,592,683	USD	32,529,502	63,181	—
856,952	DB	08/16/2023	NOK	854,913	USD	856,952	—	(2,039)
39,812,221	DB	07/19/2023	NZD	39,696,832	USD	39,812,221	—	(115,389)
1,508,358	DB	08/16/2023	NZD	1,509,386	USD	1,508,358	1,028	—
7,542,235	BAML	09/22/2023	NZD	7,464,834	USD	7,542,235	—	(77,401)
17,352,536	DB	07/19/2023	PLN	17,903,156	USD	17,352,536	550,620	—
45,117,629	DB	07/19/2023	SEK	44,835,241	USD	45,117,629	—	(282,388)
20,354,962	DB	07/19/2023	SGD	20,260,233	USD	20,354,962	—	(94,729)
25,778,065	DB	07/19/2023	ZAR	25,848,158	USD	25,778,065	70,093	—
Total Purchase Contracts				959,245,757		958,305,616	5,281,363	(4,341,222)

26 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2023	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts:	See key for abbreviation
$85,192,004	DB	07/19/2023	USD	$85,557,958	AUD	$85,192,004	$—	$(365,954)
52,737,539	BAML	09/22/2023	USD	52,156,250	AUD	52,737,539	581,289	—
354,054	DB	07/19/2023	USD	353,745	BRL	354,054	309	—
80,885,040	DB	07/19/2023	USD	81,768,705	CAD	80,885,040	—	(883,665)
53,448,384	BAML	09/22/2023	USD	53,706,588	CAD	53,448,384	—	(258,204)
79,835,591	DB	07/19/2023	USD	80,330,041	CHF	79,835,591	—	(494,450)
28,513,944	BAML	09/22/2023	USD	28,599,381	CHF	28,513,944	—	(85,437)
1,923,703	DB	07/19/2023	USD	1,935,515	CLP	1,923,703	—	(11,812)
71,044,991	DB	07/19/2023	USD	71,075,763	EUR	71,044,991	—	(30,772)
18,032,982	BAML	09/22/2023	USD	18,204,592	EUR	18,032,982	—	(171,610)
131,025,387	DB	07/19/2023	USD	131,247,843	GBP	131,025,387	—	(222,456)
2,444,641	BAML	09/22/2023	USD	2,449,022	GBP	2,444,641	—	(4,381)
7,649,806	DB	07/19/2023	USD	7,579,802	ILS	7,649,806	70,004	—
1,024,084	DB	08/16/2023	USD	1,024,156	ILS	1,024,084	—	(72)
4,298,910	DB	07/19/2023	USD	4,324,551	INR	4,298,910	—	(25,641)
158,215,610	DB	07/19/2023	USD	154,473,550	JPY	158,215,610	3,742,060	—
84,842,488	BAML	09/22/2023	USD	82,332,480	JPY	84,842,488	2,510,008	—
10,677,974	DB	07/19/2023	USD	10,529,922	KRW	10,677,974	148,052	—
1,525,364	DB	08/16/2023	USD	1,525,374	KRW	1,525,364	—	(10)
41,904,341	DB	07/19/2023	USD	42,619,544	MXN	41,904,341	—	(715,203)
832,219	BAML	09/22/2023	USD	833,363	MXN	832,219	—	(1,144)
31,913,837	DB	07/19/2023	USD	32,592,683	NOK	31,913,837	—	(678,846)
464,832	DB	08/16/2023	USD	467,587	NOK	464,832	—	(2,755)
39,504,967	DB	07/19/2023	USD	39,696,831	NZD	39,504,967	—	(191,864)
3,132,474	DB	08/16/2023	USD	3,166,029	NZD	3,132,474	—	(33,555)
38,511,668	BAML	09/22/2023	USD	38,437,023	NZD	38,511,668	74,645	—
10,898,699	DB	07/19/2023	USD	11,122,216	PLN	10,898,699	—	(223,517)
44,535,059	DB	07/19/2023	USD	44,835,242	SEK	44,535,059	—	(300,183)
4,240,478	DB	08/16/2023	USD	4,248,800	SEK	4,240,478	—	(8,322)
25,294,313	DB	07/19/2023	USD	25,254,994	SGD	25,294,313	39,319	—
26,216,581	DB	07/19/2023	USD	25,848,158	ZAR	26,216,581	368,423	—
19,519	DB	08/16/2023	USD	19,562	ZAR	19,519	—	(43)
Total Sale Contracts				1,138,317,270		1,141,141,483	7,534,109	(4,709,896)
Net Forward Currency Contracts				$(179,071,513)		$(182,835,867)	$12,815,472	$(9,051,118)
Net Unrealized Appreciation							$3,764,354

Counterparty Abbreviations:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR	INR	INDIAN RUPEE	SGD	SINGAPORE DOLLAR
BRL	BRAZILIAN REAL	JPY	JAPANESE YEN	USD	U.S. DOLLAR
CAD	CANADIAN DOLLAR	KRW	SOUTH KOREAN WON	ZAR	SOUTH AFRICAN RAND
CHF	SWISS FRANC	MXN	MEXICAN PESO
CLP	CHILEAN PESO	NOK	NORWEGIAN KRONE
EUR	EURO	NZD	NEW ZEALAND DOLLAR
GBP	BRITISH POUND	PLN	POLISH ZLOTY
ILS	ISRAELI NEW SHEQEL	SEK	SWEDISH KRONA

The accompanying notes are an integral part of these consolidated financial statements. | 27

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts

June 30, 2023 (Unaudited)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
Aluminum - 90 Day Settlement (a)	1	Jul-23	$52,763	$59,356	$—	$(6,593)
Aluminum - 90 Day Settlement (a)	1	Jul-23	53,025	60,333	—	(7,308)
Aluminum - 90 Day Settlement (a)	1	Aug-23	53,225	58,744	—	(5,519)
Aluminum - 90 Day Settlement (a)	4	Aug-23	212,925	231,051	—	(18,126)
Aluminum - 90 Day Settlement (a)	1	Aug-23	53,315	55,669	—	(2,354)
Aluminum - 90 Day Settlement (a)	1	Aug-23	53,484	55,651	—	(2,167)
Aluminum - 90 Day Settlement (a)	2	Aug-23	107,150	112,216	—	(5,066)
Aluminum - 90 Day Settlement (a)	1	Sep-23	53,594	56,508	—	(2,914)
Aluminum - 90 Day Settlement (a)	1	Sep-23	53,650	56,217	—	(2,567)
Aluminum - 90 Day Settlement (a)	2	Sep-23	107,417	111,772	—	(4,355)
Aluminum (a)	80	Sep-23	4,295,000	4,488,353	—	(193,353)
Bovespa Index	60	Aug-23	1,501,992	1,496,318	5,674	—
Brent Crude	7	Nov-23	522,620	518,238	4,382	—
Brent Crude	3	Dec-23	223,260	221,143	2,117	—
Brent Crude	230	Jul-23	17,344,300	17,388,087	—	(43,787)
Brent Crude	36	Aug-23	2,710,800	2,707,421	3,379	—
Brent Crude	8	Sep-23	600,960	593,689	7,271	—
Brent Crude	10	Oct-23	749,100	740,931	8,169	—
British Pound	379	Sep-23	30,080,756	30,039,777	40,979	—
CAC 40 10 Euro Index	542	Jul-23	43,828,059	43,402,262	425,797	—
Canadian Dollar	213	Sep-23	16,109,190	16,124,430	—	(15,240)
CBOE Volatility Index	29	Jul-23	435,319	470,453	—	(35,134)
CBOE Volatility Index	141	Sep-23	16,699,688	16,667,127	32,561	—
Cocoa (ICE)	177	Sep-23	5,873,775	5,281,605	592,170	—
Copper - 90 Day Settlement (a)	1	Jul-23	208,051	219,775	—	(11,724)
Copper - 90 Day Settlement (a)	1	Jul-23	208,156	224,572	—	(16,416)
Copper - 90 Day Settlement (a)	1	Aug-23	208,107	213,393	—	(5,286)
Copper - 90 Day Settlement (a)	1	Aug-23	207,978	207,458	520	—
Copper - 90 Day Settlement (a)	1	Aug-23	207,928	203,137	4,791	—
Copper - 90 Day Settlement (a)	1	Sep-23	208,010	210,513	—	(2,503)
Copper - 90 Day Settlement (a)	1	Sep-23	207,975	214,994	—	(7,019)
Copper - 90 Day Settlement (a)	1	Sep-23	207,838	211,444	—	(3,606)
Copper - 90 Day Settlement (a)	2	Sep-23	415,775	415,595	180	—
Copper (a)	51	Sep-23	10,604,175	10,706,439	—	(102,264)
Corn	114	Dec-23	2,820,075	3,295,857	—	(475,782)
DAX Index	163	Sep-23	72,355,907	72,474,042	—	(118,135)
Dollar	158	Sep-23	16,208,746	16,256,298	—	(47,552)
Dow Jones Industrial Average Mini E-Cbot Index	38	Sep-23	6,582,170	6,528,970	53,200	—
Euro	548	Sep-23	75,028,050	74,894,582	133,468	—
Euro-Bund	6	Sep-23	875,625	874,266	1,359	—
Euro-Buxl 30 Yr Bond	12	Sep-23	1,827,983	1,824,140	3,843	—

28 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Euro-Stoxx 50 Index	1407	Sep-23	$67,968,714	$67,111,374	$857,340	$—
FTSE 100 Index	30	Sep-23	2,873,317	2,869,262	4,055	—
FTSE MIB Index	77	Sep-23	11,915,666	11,865,041	50,625	—
FTSE/JSE Top 40 Index	15	Sep-23	566,065	562,172	3,893	—
Gasoline RBOB	78	Jul-23	8,337,092	8,136,718	200,374	—
Gasoline RBOB	3	Sep-23	279,468	269,902	9,566	—
Gasoline RBOB	5	Oct-23	452,802	443,235	9,567	—
Gold	650	Aug-23	125,411,000	125,165,017	245,983	—
Heating Oil	47	Jul-23	4,831,562	4,785,989	45,573	—
Heating Oil	12	Aug-23	1,230,768	1,226,262	4,506	—
Heating Oil	6	Sep-23	614,326	615,370	—	(1,044)
Heating Oil	4	Oct-23	408,341	403,157	5,184	—
IBEX 35 Index	18	Jul-23	1,875,777	1,868,509	7,268	—
IFSC Nifty 50	156	Jul-23	6,015,048	6,015,253	—	(205)
Japanese Yen	137	Sep-23	12,008,906	11,986,693	22,213	—
Lead - 90 Day Settlement (a)	1	Jul-23	52,668	53,608	—	(940)
Lead - 90 Day Settlement (a)	1	Sep-23	52,488	52,385	103	—
Lead (a)	18	Sep-23	946,125	936,667	9,458	—
Live Cattle	47	Aug-23	3,330,890	3,207,623	123,267	—
Low Sulphur Gasoil	43	Aug-23	3,020,750	3,011,924	8,826	—
Low Sulphur Gasoil	59	Sep-23	4,134,425	4,088,492	45,933	—
Low Sulphur Gasoil	16	Oct-23	1,120,800	1,108,893	11,907	—
MSCI EAFE Index	9	Sep-23	969,975	969,734	241	—
MSCI Taiwan Index	135	Jul-23	7,800,300	7,829,201	—	(28,901)
Nasdaq 100 E-Mini Index	171	Sep-23	52,452,540	51,094,300	1,358,240	—
Natural Gas	4	Sep-23	113,880	110,917	2,963	—
Natural Gas	7	Oct-23	224,770	219,743	5,027	—
Natural Gas	1	Nov-23	36,220	35,402	818	—
Nickel - 90 Day Settlement	1	Aug-23	122,543	150,175	—	(27,632)
Nickel (a)	4	Sep-23	492,216	538,716	—	(46,500)
Nikkei 225 Index (OSE)	375	Sep-23	86,203,611	84,842,922	1,360,689	—
Nikkei 225 Index (SGX)	48	Sep-23	5,517,863	5,467,039	50,824	—
S&P 500 E-Mini Index	215	Sep-23	48,248,688	47,213,580	1,035,108	—
Soybean	39	Nov-23	2,619,338	2,539,795	79,543	—
Soybean Oil	44	Dec-23	1,556,808	1,520,176	36,632	—
Sugar	524	Sep-23	13,374,995	14,453,905	—	(1,078,910)
Swiss Franc	74	Sep-23	10,418,738	10,412,801	5,937	—
Tokyo Price Index	686	Sep-23	108,774,940	106,343,202	2,431,738	—
Wheat	135	Sep-23	4,394,250	4,776,841	—	(382,591)
WTI Crude	1	Dec-23	70,200	70,682	—	(482)
WTI Crude	32	Jul-23	2,260,480	2,221,625	38,855	—
WTI Crude	2	Oct-23	141,160	142,654	—	(1,494)
WTI Crude	2	Nov-23	140,800	137,944	2,856	—
Zinc - 90 Day Settlement (a)	1	Jul-23	59,556	71,759	—	(12,203)
Zinc - 90 Day Settlement (a)	1	Jul-23	59,650	71,475	—	(11,825)

The accompanying notes are an integral part of these consolidated financial statements. | 29

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Zinc - 90 Day Settlement (a)	1	Sep-23	$59,694	$61,047	$—	$(1,353)
Zinc (a)	53	Sep-23	3,165,756	3,204,538	—	(38,782)
Total Purchase Contracts					9,394,972	(2,767,632)

Sale Contracts:
3 Mo Euro Euribor	(294)	Mar-24	$77,027,344	$77,302,698	$275,354	$—
3 Mo Euro Euribor	(189)	Mar-25	49,868,183	50,052,613	184,430	—
3 Mo Euro Euribor	(2,052)	Jun-24	538,375,143	540,005,319	1,630,176	—
3 Mo Euro Euribor	(143)	Jun-25	37,783,617	37,890,462	106,845	—
3 Mo Euro Euribor	(255)	Sep-24	67,032,039	67,327,317	295,278	—
3 Mo Euro Euribor	(108)	Sep-25	28,568,287	28,631,384	63,097	—
3 Mo Euro Euribor	(181)	Dec-24	47,678,358	47,884,532	206,174	—
Aluminum - 90 Day Settlement (a)	(1)	Jul-23	52,763	59,282	6,519	—
Aluminum - 90 Day Settlement (a)	(1)	Jul-23	53,025	61,081	8,056	—
Aluminum - 90 Day Settlement (a)	(1)	Aug-23	53,225	58,068	4,843	—
Aluminum - 90 Day Settlement (a)	(4)	Aug-23	212,925	229,478	16,553	—
Aluminum - 90 Day Settlement (a)	(1)	Aug-23	53,315	55,907	2,592	—
Aluminum - 90 Day Settlement (a)	(1)	Aug-23	53,484	55,643	2,159	—
Aluminum - 90 Day Settlement (a)	(2)	Aug-23	107,150	111,258	4,108	—
Aluminum - 90 Day Settlement (a)	(1)	Sep-23	53,594	57,141	3,547	—
Aluminum - 90 Day Settlement (a)	(1)	Sep-23	53,650	55,708	2,058	—
Aluminum - 90 Day Settlement (a)	(2)	Sep-23	107,417	110,055	2,638	—
Aluminum (a)	(270)	Sep-23	14,495,625	15,327,792	832,167	—
Australian 10 Yr Bond	(1,172)	Sep-23	90,699,157	91,212,629	513,472	—
Australian 3 Yr Bond	(180)	Sep-23	12,665,851	12,723,192	57,341	—
Australian Dollar	(342)	Sep-23	22,838,760	22,898,939	60,179	—
Brent Crude	(152)	Jul-23	11,462,320	11,240,227	—	(222,093)
British Pound	(103)	Sep-23	8,174,981	8,215,166	40,185	—
Canadian 10 Yr Bond	(770)	Sep-23	71,219,550	71,035,793	—	(183,757)
Canadian Dollar	(48)	Sep-23	3,630,240	3,627,114	—	(3,126)
Carbon Emission	(33)	Dec-23	3,207,743	3,225,362	17,619	—
CBOE Volatility Index	(59)	Aug-23	967,618	1,123,986	156,368	—
CBOE Volatility Index	(24)	Sep-23	422,474	459,475	37,001	—
Cocoa (NYBOT) (a)	(17)	Sep-23	570,010	551,009	—	(19,001)
Coffee	(170)	Sep-23	10,136,250	10,552,329	416,079	—
Copper - 90 Day Settlement (a)	(1)	Jul-23	208,051	217,941	9,890	—
Copper - 90 Day Settlement (a)	(1)	Jul-23	208,156	224,051	15,895	—
Copper - 90 Day Settlement (a)	(1)	Aug-23	208,107	211,934	3,827	—
Copper - 90 Day Settlement (a)	(1)	Aug-23	207,978	203,962	—	(4,016)
Copper - 90 Day Settlement (a)	(1)	Aug-23	207,928	202,546	—	(5,382)
Copper - 90 Day Settlement (a)	(1)	Sep-23	208,010	211,326	3,316	—
Copper - 90 Day Settlement (a)	(1)	Sep-23	207,975	214,450	6,475	—
Copper - 90 Day Settlement (a)	(1)	Sep-23	207,838	209,760	1,922	—
Copper - 90 Day Settlement (a)	(2)	Sep-23	415,775	411,632	—	(4,143)
Copper (a)	(176)	Sep-23	36,594,800	36,405,640	—	(189,160)

30 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Copper (COMEX) (a)	(79)	Sep-23	$7,425,013	$7,367,709	$—	$(57,304)
Corn	(225)	Dec-23	5,565,938	6,098,799	532,861	—
Cotton No.2	(174)	Dec-23	6,992,190	7,095,306	103,116	—
Dow Jones Industrial Average Mini E-Cbot Index	(38)	Sep-23	6,582,170	6,470,012	—	(112,158)
Euro	(38)	Sep-23	5,202,675	5,200,542	—	(2,133)
Euro-Bobl	(1,866)	Sep-23	235,606,886	237,540,688	1,933,802	—
Euro-BTP	(228)	Sep-23	28,887,497	28,834,678	—	(52,819)
Euro-Bund	(926)	Sep-23	135,138,079	135,573,743	435,664	—
Euro-Buxl 30 Yr Bond	(203)	Sep-23	30,923,376	30,088,486	—	(834,890)
Euro-OAT	(520)	Sep-23	72,857,424	72,687,917	—	(169,507)
Euro-Schatz	(4,370)	Sep-23	499,983,091	503,058,021	3,074,930	—
FTSE 100 Index	(165)	Sep-23	15,803,245	15,721,932	—	(81,313)
FTSE China A50 Index	(163)	Jul-23	2,011,909	2,004,929	—	(6,980)
Gasoline RBOB	(3)	Aug-23	310,275	296,330	—	(13,945)
Gold	(53)	Aug-23	10,225,820	10,217,811	—	(8,009)
Hang Seng Index	(347)	Jul-23	41,641,329	42,072,183	430,854	—
Hard Red Wheat	(171)	Sep-23	6,840,000	6,901,932	61,932	—
Heating Oil	(120)	Jul-23	12,335,904	12,077,762	—	(258,142)
H-Shares Index	(235)	Jul-23	9,526,256	9,551,801	25,545	—
Japanese 10 Yr Bond	(1)	Sep-23	1,029,488	1,031,565	2,077	—
Japanese Yen	(689)	Sep-23	60,395,156	60,613,760	218,604	—
KOSPI 200 Index	(6)	Sep-23	387,622	386,536	—	(1,086)
Lead - 90 Day Settlement (a)	(1)	Jul-23	52,668	53,065	397	—
Lead - 90 Day Settlement (a)	(1)	Sep-23	52,488	51,480	—	(1,008)
Lead (a)	(16)	Sep-23	841,000	830,037	—	(10,963)
Lean Hogs	(19)	Aug-23	703,760	700,714	—	(3,046)
Long Gilt	(1,108)	Sep-23	134,102,615	134,100,192	—	(2,423)
Low Sulphur Gasoil	(171)	Aug-23	12,012,750	11,909,973	—	(102,777)
Mexican Peso	(23)	Sep-23	661,020	659,371	—	(1,649)
MSCI Emerging Markets Index	(127)	Sep-23	6,336,665	6,321,771	—	(14,894)
Nasdaq 100 E-Mini Index	(10)	Sep-23	3,067,400	3,019,460	—	(47,940)
Natural Gas	(423)	Jul-23	11,835,540	10,700,596	—	(1,134,944)
Natural Gas	(19)	Aug-23	527,060	524,896	—	(2,164)
New Zealand Dollar	(10)	Sep-23	613,650	608,246	—	(5,404)
Nickel - 90 Day Settlement (a)	(1)	Aug-23	122,543	144,358	21,815	—
Nickel (a)	(9)	Sep-23	1,107,486	1,190,644	83,158	—
Nikkei 225 Index (SGX)	(10)	Sep-23	1,149,555	1,149,905	350	—
Platinum	(4)	Oct-23	182,640	182,323	—	(317)
Russell 2000 Mini Index	(291)	Sep-23	27,698,835	27,467,799	—	(231,036)
S&P 500 E-Mini Index	(186)	Sep-23	41,740,725	41,074,564	—	(666,161)
S&P MidCap 400 E-Mini Index	(14)	Sep-23	3,701,740	3,628,328	—	(73,412)
S&P/TSX 60 Index	(46)	Sep-23	8,462,819	8,290,037	—	(172,782)
SET 50 Index	(464)	Sep-23	2,393,878	2,366,744	—	(27,134)
Silver	(42)	Sep-23	4,834,200	4,763,430	—	(70,770)
Soybean	(179)	Nov-23	12,022,088	11,466,622	—	(555,466)

The accompanying notes are an integral part of these consolidated financial statements. | 31

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Soybean Meal	(279)	Dec-23	$11,084,670	$10,746,024	$—	$(338,646)
Soybean Oil	(221)	Dec-23	7,819,422	7,206,215	—	(613,207)
SPI 200 Index	(20)	Sep-23	2,385,155	2,382,787	—	(2,368)
Sugar	(358)	Sep-23	9,137,878	9,113,673	—	(24,205)
Swiss Franc	(60)	Jun-24	17,863,221	18,026,903	163,682	—
Swiss Franc	(39)	Jun-25	11,709,535	11,841,469	131,934	—
Swiss Franc	(379)	Sep-24	112,986,427	115,317,997	2,331,570	—
Swiss Franc	(37)	Sep-25	11,133,128	11,232,648	99,520	—
Swiss Franc	(61)	Dec-24	18,225,822	18,430,811	204,989	—
Swiss Franc	(31)	Dec-25	9,346,457	9,437,520	91,063	—
Swiss Franc	(51)	Mar-25	15,276,844	15,465,983	189,139	—
Swiss Franc	(1,536)	Sep-24	365,721,600	368,808,343	3,086,743	—
Swiss Franc	(377)	Mar-26	90,984,238	91,041,550	57,312	—
Swiss Franc	(30)	Sep-23	4,223,813	4,212,318	—	(11,495)
U.S. 10 Yr Note	(2,470)	Sep-23	277,296,098	278,103,576	807,478	—
U.S. 2 Yr Note	(2,474)	Sep-23	503,072,438	506,651,641	3,579,203	—
U.S. 5 Yr Note	(3,584)	Sep-23	383,824,000	385,686,280	1,862,280	—
U.S. Long Bond	(999)	Sep-23	126,779,344	126,457,049	—	(322,295)
U.S. Ultra Bond	(423)	Sep-23	57,620,531	57,298,214	—	(322,317)
Wheat	(60)	Sep-23	1,953,000	2,114,568	161,568	—
Wheat	(442)	Dec-23	14,790,425	14,914,344	123,919	—
WTI Crude	(133)	Jul-23	9,395,120	9,189,121	—	(205,999)
WTI Crude	(3)	Aug-23	212,340	211,955	—	(385)
Zinc - 90 Day Settlement (a)	(1)	Jul-23	59,556	71,006	11,450	—
Zinc - 90 Day Settlement (a)	(1)	Jul-23	59,650	71,026	11,376	—
Zinc - 90 Day Settlement (a)	(1)	Sep-23	59,694	61,000	1,306	—
Zinc (a)	(160)	Sep-23	9,557,000	10,245,615	688,615	—
Total Sale Contracts					25,514,415	(7,194,171)
Total Futures Contracts					$34,909,387	$(9,961,803)
Net Unrealized Appreciation					$24,947,584

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

COMEX	Commodity Exchange, Inc.	NYBOT	New York Board of Trade	SGX	Singapore Exchange Limited
ICE	Intercontinental Exchange	OSE	Osaka Securities Exchange

32 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.37%
321 Henderson Receivables I LLC, 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	5.54%	$12,827	$12,679
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	271,175	263,046
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	195,795	194,763
Series 2021-2 A3	12/18/2026	0.34%	1,221,749	1,195,805
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	6.84%	213,048	210,878
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	1,050,000	1,008,457
Barclays Dryrock Issuance Trust, A	02/15/2029	4.72%	4,900,000	4,826,813
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	2,481,756	2,365,427
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	1,506,799	1,466,332
Series 2021-P4 A-3	01/11/2027	1.31%	3,620,000	3,444,541
Series 2022-P3	11/10/2027	4.61%	3,825,000	3,707,407
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	2,019,250	1,757,406
Dell Equipment Finance Trust, 2023-2 (a)	01/22/2029	5.84%	1,010,000	1,011,501
Diamond Resorts Owner Trust, 2021-1A A (a)	11/21/2033	1.51%	386,570	352,844
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	1,651,969	1,461,508
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	6.02%	2,865,587	2,779,874
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	2,182,000	2,158,324
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	604,109	589,025
Series 2021-3 A3	06/16/2026	0.48%	1,928,869	1,852,592
Series 2021-4 A3	09/16/2026	0.68%	1,736,000	1,657,936
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	943,017	878,917
Honda Auto Receivables Owner Trust
Series 2020-3 A3	10/18/2024	0.37%	543,178	535,642
Series 2023-2 A2	04/15/2026	5.41%	3,740,000	3,733,183

The accompanying notes are an integral part of these consolidated financial statements. | 33

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	$753,972	$739,673
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	431,185	419,390
Series 2019-1A A (a)	11/20/2036	2.89%	203,181	192,976
Series 2019-2A A (a)	10/20/2038	2.22%	265,322	246,179
Series 2021-1WA A (a)	01/22/2041	1.14%	660,074	593,008
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	665,002	576,666
OneMain Financial Issuance Trust, 2018-2A A (a)	03/14/2033	3.57%	394,199	388,363
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	900,000	870,735
Series 2021-B A (a)	08/17/2026	0.77%	1,450,000	1,364,605
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	2,370,000	2,103,783
SoFi Professional Loan Program LLC, 2017-B A2FX (a)	05/25/2040	2.74%	20,809	20,651
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,585,683	1,319,078
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	2,487,125	2,138,403
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	1,100,000	1,077,912
Toyota Auto Loan Extended Note Trust, 2020-1 A (a)	05/25/2033	1.35%	1,050,000	969,220
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	1,679,508	1,660,646
Volkswagen Auto Loan Enhanced Trust, 2021-1 A3	06/22/2026	1.02%	2,776,601	2,671,381
TOTAL ASSET BACKED SECURITIES (Cost $57,547,125)				54,817,569

COMMODITY POOL: 13.47%			Shares
Galaxy Commodity - Polaris Fund LLC (h)			N/A	169,128,765
TOTAL COMMODITY POOL (Cost $256,792,410)				169,128,765

CORPORATE BONDS: 8.68%			Principal Amount
Aerospace & Defense: 0.20%
Boeing Co.	02/04/2026	2.20%	$2,125,000	1,949,793
Raytheon Technologies Corp.	11/16/2028	4.13%	560,000	539,010
				2,488,803
Agriculture: 0.07%
Philip Morris International, Inc.	02/15/2028	4.88%	835,000	821,997

Auto Manufacturers: 0.29%
General Motors Financial Co., Inc.	06/20/2025	2.75%	820,000	772,321
General Motors Financial Co., Inc.	04/06/2026	5.40%	900,000	888,420
General Motors Financial Co., Inc.	02/26/2027	2.35%	390,000	347,557
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	855,000	839,274
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	850,000	765,943
				3,613,515
Banks: 3.57%
Banco Santander SA (b)	03/24/2025	3.50%	675,000	646,154
Banco Santander SA (b)	05/28/2025	2.75%	465,000	436,462
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	3,630,000	3,324,637
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	2,415,000	2,172,598
Bank of America Corp. (SOFR + 1.580%) (c)	04/27/2028	4.38%	1,765,000	1,693,751
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,385,000	1,350,160
Canadian Imperial Bank (b)	04/07/2027	3.45%	975,000	913,065
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	2,100,000	2,063,166
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,185,000	1,056,030
Citigroup, Inc. (SOFR + 1.887%) (c)	05/24/2028	4.66%	1,185,000	1,155,161

34 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Credit Suisse AG (b)	08/09/2023	0.52%	$1,490,000	$1,478,214
Credit Suisse AG (b)	07/09/2027	5.00%	850,000	819,348
Deutsche Bank NY (b)	05/28/2024	0.90%	655,000	622,603
Federation des Caisses Desjardins du Quebec (a)(b)	03/14/2028	5.70%	775,000	773,603
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.463%) (c)	09/29/2025	3.27%	3,400,000	3,284,659
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	2,620,000	2,334,549
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,205,000	1,114,755
ING Groep NV (b)	04/09/2024	3.55%	1,175,000	1,153,314
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,130,000	1,085,005
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	4,520,000	4,047,803
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	1,605,000	1,429,491
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	1,165,000	1,097,711
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	425,000	403,698
Morgan Stanley (SOFR + 0.879%) (c)	05/04/2027	1.59%	710,000	635,491
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	2,620,000	2,320,008
Morgan Stanley Bank NA	04/21/2026	4.75%	720,000	708,956
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	850,000	800,364
Royal Bank of Canada (b)	07/26/2024	3.97%	1,095,000	1,075,175
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	420,000	399,704
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,065,000	1,032,488
Toronto-Dominion Bank (b)	09/10/2026	1.25%	1,305,000	1,151,676
UBS AG/London (a)(b)	08/09/2024	0.70%	1,120,000	1,055,765
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	525,000	522,811
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	650,000	628,337
				44,786,712
Building Materials: 0.05%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	600,000	572,473

Chemicals: 0.04%
Nutrien Ltd. (b)	03/27/2028	4.90%	495,000	485,340

Cosmetics & Personal Care: 0.23%
Colgate-Palmolive Co.	03/02/2026	4.80%	1,385,000	1,389,575
Haleon US Capital LLC	03/24/2027	3.38%	1,565,000	1,464,090
				2,853,665
Diversified Financial Services: 0.66%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	3,345,000	3,143,204
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	860,000	771,783
Air Lease Corp.	12/15/2027	5.85%	1,110,000	1,108,240
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,115,000	1,086,067
Charles Schwab Corp.	03/03/2027	2.45%	890,000	797,018
Dragon 2012 LLC	03/12/2024	1.97%	1,781	1,749
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	2,870	2,794
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	896,587
Phoenix 2012 LLC	07/03/2024	1.61%	2,847	2,768
Private Export Funding Corp.	06/15/2025	3.25%	510,000	490,998
Tagua Leasing LLC (c)	11/16/2024	1.58%	3,411	3,306
				8,304,514
Electric: 0.43%
Eversource Energy	08/15/2025	0.80%	195,000	175,548
Florida Power & Light Co.	04/01/2028	5.05%	620,000	624,575
Florida Power & Light Co.	05/15/2028	4.40%	865,000	847,253
Georgia Power Co.	05/16/2028	4.65%	630,000	616,474

The accompanying notes are an integral part of these consolidated financial statements. | 35

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
NSTAR Electric Co.	05/15/2027	3.20%	$1,455,000	$1,366,136
Southern California Edison Co.	04/01/2024	1.10%	1,515,000	1,462,421
Southern California Edison Co.	02/01/2026	1.20%	305,000	272,344
				5,364,751
Entertainment: 0.22%
Warnermedia Holdings, Inc.	03/15/2027	3.76%	2,940,000	2,741,283

Food: 0.20%
Conagra Brands, Inc.	08/11/2023	0.50%	620,000	616,498
Nestle Holdings, Inc. (a)	03/13/2026	5.25%	1,100,000	1,107,850
SYSCO Corp.	07/15/2027	3.25%	905,000	844,800
				2,569,148
Healthcare - Products: 0.39%
Baxter International, Inc.	11/29/2024	1.32%	2,695,000	2,527,991
PerkinElmer, Inc.	09/15/2024	0.85%	2,555,000	2,400,944
				4,928,935
Healthcare - Services: 0.04%
HCA, Inc. (a)	03/15/2027	3.13%	595,000	546,398

Household Products & Wares: 0.06%
CLOROX CO DEL	10/01/2027	3.10%	850,000	786,861

Insurance: 0.48%
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,090,000	991,437
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	945,000	859,406
Metropolitan Life Global Funding I (a)	01/06/2028	5.05%	460,000	457,747
Principal Life Global Funding II (a)	04/12/2024	0.75%	1,295,000	1,243,010
Principal Life Global Funding II (a)	01/12/2026	0.88%	1,090,000	968,793
Protective Life Global Funding (a)	07/05/2024	0.78%	1,650,000	1,569,737
				6,090,130
Media: 0.19%
Charter Communications Operating LLC	07/23/2025	4.91%	1,595,000	1,563,506
Comcast Corp.	03/01/2026	3.15%	850,000	813,950
				2,377,456
Oil & Gas: 0.04%
Pioneer Natural Resources Co.	03/29/2026	5.10%	490,000	486,856

Pharmaceuticals: 0.24%
AbbVie, Inc.	05/14/2026	3.20%	525,000	497,371
CVS Health Corp.	06/01/2026	2.88%	1,460,000	1,371,847
Pfizer Investment Enterprises Pte Ltd. (b)	05/19/2028	4.45%	1,225,000	1,203,761
				3,072,979
Pipelines: 0.20%
Enbridge, Inc. (b)	02/14/2025	2.50%	640,000	607,768
Enterprise Products Operating LLC	01/10/2026	5.05%	760,000	758,410
MPLX LP	03/01/2026	1.75%	1,225,000	1,111,190
				2,477,368
Real Estate Investment Trusts: 0.32%
Brixmor Operating Partnership LP	06/15/2026	4.13%	810,000	756,313
Realty Income Corp.	01/13/2026	5.05%	1,385,000	1,372,352
SITE Centers Corp.	02/01/2025	3.63%	525,000	493,967
SITE Centers Corp.	06/01/2027	4.70%	1,505,000	1,375,984
				3,998,616

36 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Retail: 0.07%
Lowe’s Cos, Inc.	09/08/2025	4.40%	$925,000	$906,266

Software: 0.14%
Oracle Corp.	03/25/2028	2.30%	810,000	714,545
VMware, Inc.	08/15/2024	1.00%	1,070,000	1,012,962
				1,727,507
Telecommunications: 0.55%
AT&T, Inc.	06/01/2027	2.30%	1,225,000	1,101,365
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	950,000	890,907
T-Mobile USA, Inc.	02/15/2026	2.25%	2,170,000	1,994,019
T-Mobile USA, Inc.	07/15/2028	4.80%	1,125,000	1,101,590
Verizon Communications, Inc.	03/22/2028	2.10%	2,105,000	1,848,659
				6,936,540
TOTAL CORPORATE BONDS (Cost $113,193,241)				108,938,113

MORTGAGE BACKED SECURITIES: 6.85%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.944%) (a)(b)(c)	12/18/2037	6.04%	268,392	264,937
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	6.34%	1,250,000	1,099,476
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	877,000	742,783
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	48,078	44,072
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	6.30%	3,750,000	3,644,866
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	6.17%	1,271,476	1,255,394
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	6.14%	2,000,000	1,809,036
BX Commercial Mortgage Trust
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	6.19%	3,243,503	3,143,804
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	6.11%	2,950,000	2,875,992
Citigroup Commercial Mortgage Trust, 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	6.14%	3,750,000	3,646,494
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	955,805
Series 2014-UBS2 A5	03/10/2047	3.96%	1,190,000	1,173,129
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,127,930
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	934,910
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	6.62%	3,640,000	3,567,343
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	5.92%	1,720,699	1,706,674
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	7.07%	1,978,631	1,983,979
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	2,100,275	2,108,313
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	7.82%	492,584	501,992
CSMC Trust, 2017-CALI A (a)	11/12/2032	3.43%	1,750,000	1,503,107
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	6.31%	2,650,000	2,566,892
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	5.60%	94,204	94,017
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	5.97%	1,169,673	1,160,944
FHLMC Multifamily Structured Pass Through Certificates
Series K052 A1	01/25/2025	2.60%	145,780	141,761
Series K050 A1	01/25/2025	2.80%	1,142,009	1,112,477
Series K059 A1	09/25/2025	2.76%	584,114	560,248

The accompanying notes are an integral part of these consolidated financial statements. | 37

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	6.72%	$98,427	$98,268
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	5.87%	2,495,925	2,483,446
Series 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	6.57%	2,190,000	2,135,250
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	5.92%	2,989,474	2,953,033
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	6.07%	1,276,045	1,253,852
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	6.37%	845,300	840,454
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	786,940	790,397
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	7.07%	2,056,715	2,059,322
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	6.15%	1,630,512	1,616,245
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA2 (SOFR30A + 2.300%) (a)(c)	08/25/2033	7.37%	2,161,838	2,163,191
FRESB Multifamily Mortgage Pass Through Certificates
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	280,917	273,426
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	513,672	492,604
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,385,335	1,323,377
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	511,951	477,004
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.99%	1,400,000	1,195,759
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	6.44%	3,685,000	3,576,143
GS Mortgage Securities Trust
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	6.34%	2,000,000	1,793,648
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	893,775	742,826
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.914%) (a)(c)	04/15/2038	6.06%	1,653,569	1,626,538
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,226,452
Series 2014-C23 ASB	09/17/2047	3.66%	348,785	341,968
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,294,910
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,352,123
MHC Commercial Mortgage Trust, 2021-MHC A (1 Month LIBOR USD + 0.915%) (a)(c)	04/15/2038	6.06%	2,000,000	1,963,008
New Residential Mortgage Loan Trust, 2016-1A A1 (a)(d)	03/25/2056	3.75%	103,525	94,905
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	5.80%	212,002	200,135
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	6.07%	3,250,000	3,056,817
SMR 2022-IND Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	6.80%	3,478,968	3,277,514
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	6.01%	3,750,000	3,653,560
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	874,273	828,095
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	156,142	145,778
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	368,021	342,398
WFRBS Commercial Mortgage Trust
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	665,456	662,578
Series 2013-C17 ASB	12/17/2046	3.56%	6,210	6,193
TOTAL MORTGAGE BACKED SECURITIES (Cost $89,879,053)				86,067,592

MUNICIPAL BONDS: 0.34%
County of King WA Sewer Revenue	07/01/2025	0.80%	320,000	293,417
Forsyth County School District	02/01/2024	0.92%	660,000	642,826
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	644,600
Nebraska Public Power District	01/01/2024	2.22%	675,000	663,468
State of Hawaii	08/01/2025	1.03%	1,955,000	1,798,688
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	265,471
TOTAL MUNICIPAL BONDS (Cost $4,530,174)				4,308,470

38 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 4.85%
Federal Farm Credit Banks Funding Corp.	03/10/2025	5.00%	$8,280,000	$8,260,475
Federal Home Loan Banks	08/28/2023	0.13%	7,000,000	6,942,247
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,226,378
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,305,741
Federal Home Loan Banks	12/20/2024	1.00%	5,835,000	5,484,635
Federal Home Loan Banks	04/14/2025	0.50%	3,950,000	3,653,859
Federal Home Loan Banks	08/28/2025	2.07%	11,855,000	11,155,530
Federal Home Loan Banks	02/25/2028	1.10%	6,475,000	5,527,634
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	876,949
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	3,930,744
Federal National Mortgage Association	07/02/2024	1.75%	6,000,000	5,785,853
Federal National Mortgage Association	12/18/2026	0.88%	5,505,000	4,827,627
Small Business Administration Participation Certificates	11/01/2032	2.09%	4,676	4,198
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $51,871,436)				60,981,870

U.S. GOVERNMENT NOTES: 14.74%
United States Treasury Note	05/31/2025	0.25%	17,130,000	15,673,281
United States Treasury Note	06/15/2025	2.88%	11,630,000	11,185,698
United States Treasury Note	07/15/2025	3.00%	15,150,000	14,599,037
United States Treasury Note	09/15/2025	3.50%	33,605,000	32,691,364
United States Treasury Note	10/31/2025	0.25%	4,400,000	3,970,656
United States Treasury Note	04/15/2026	3.75%	20,790,000	20,343,340
United States Treasury Note	05/31/2026	0.75%	43,270,000	38,855,108
United States Treasury Note	11/30/2027	3.88%	16,505,000	16,265,806
United States Treasury Note	01/31/2028	3.50%	16,920,000	16,424,297
United States Treasury Note	03/31/2028	3.63%	15,400,000	15,037,859
TOTAL U.S. GOVERNMENT NOTES (Cost $188,823,968)				185,046,446

SHORT TERM INVESTMENTS: 38.95%
U.S. GOVERNMENT AGENCY ISSUE: 0.83%
Federal Home Loan Banks	02/27/2024	4.87%	10,750,000	10,397,757
TOTAL U.S. GOVERNMENT AGENCY ISSUE (Cost $10,389,454)				10,397,757

U.S. TREASURY BILLS: 32.47%
United States Treasury Bill	7/20/2023	4.66%	81,837,000	81,624,929
United States Treasury Bill	8/17/2023	4.67%	82,117,000	81,605,616
United States Treasury Bill	9/14/2023	4.96%	82,400,000	81,537,793
United States Treasury Bill	10/19/2023	5.06%	82,833,000	81,539,563
United States Treasury Bill	11/9/2023	5.09%	83,015,000	81,466,964
TOTAL U.S. TREASURY BILLS (Cost $418,361,246)				407,774,865

The accompanying notes are an integral part of these consolidated financial statements. | 39

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MONEY MARKET DEPOSIT ACCOUNT: 5.65%
U.S. Bank N.A. (e)(f)	N/A	5.10%	$70,972,285	$70,972,285
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $70,972,285)				70,972,285
TOTAL SHORT TERM INVESTMENTS (Cost $499,722,985)				489,144,907

TOTAL INVESTMENTS (Cost $1,262,360,392): 92.25%				1,158,433,732
Other Assets in Excess of Liabilities: 7.75% (g)				97,349,178
TOTAL NET ASSETS: 100.00%				$1,255,782,910

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2023, the value of these securities total $110,421,453 which represents 8.79% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2023.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2023.
(e)	A portion of this deposit account is held by LCLSCS Fund Limited and pledged as collateral for derivative contracts. At June 30, 2023, the value of this collateral totals $37,399.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(g)	Includes assets pledged as collateral for derivative contracts. At June 30, 2023, the value of these assets totals $10,288,029.
(h)

Investment valued using net asset value per share as practical expedient. See Note 2. Galaxy Commodity - Polaris Fund, LLC’s (“Galaxy”) investment objective is to generate diversified investment returns that are uncorrelated with the equity and debt markets by committing its assets to the investment discretion of a select group of experienced sub-managers that pursue various alternative investment strategies. Specifically, Galaxy accesses the sub-managers through an affiliated platform called Galaxy Plus Fund, LLC (the “Platform”). The Platform identifies sub-managers that, in its judgment, are capable of generating attractive investment returns whose correlation to the U.S. equity and fixed-income markets is minimal. In implementing their strategies, the sub-managers selected by the Platform will have the discretion to invest and trade in a broad variety of securities and other financial instruments (including derivatives). Galaxy has no unfunded commitments or redemption lock-up period, as the investment offers daily redemptions. However, the managers of Galaxy may temporarily suspend redemptions in certain limited circumstances.

CMT	Constant Maturity Treasury	PLC	Public Limited Company	TSFR1M	1 Month Average Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	SOFR	Secured Overnight Financing Rate

40 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts

June 30, 2023 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation	Counterparty
12/17/2027	LoCorr Commodities Index#	0.50%	Quarterly	$475,445,098	$92,796,316	Deutsche Bank AG

#

Comprised of a proprietary basket of Commodity Trading Advisor’s ‘’CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

The underlying components of the basket as of June 30, 2023 are shown below:#

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
Natural Gas	Aug-23	3,753	$103,148,286	5.86%
Brent Crude (ICE)	Aug-23	1,072	80,874,796	4.59%
Brent Crude (ICE)	Oct-23	1,071	80,370,274	4.56%
WTI Crude (NYMEX)	Nov-23	918	64,682,090	3.67%
WTI Crude	Feb-24	2,473	63,735,459	3.62%
Brent Crude	Dec-23	1,057	47,461,055	2.70%
Gasoline RBOB	Jul-23	425	45,109,732	2.56%
WTI Crude	Dec-23	1,065	43,525,920	2.47%
WTI Crude (NYMEX)	Aug-23	527	37,382,470	2.12%
Natural Gas	Jan-24	912	34,072,320	1.93%
Live Cattle	Oct-23	332	23,584,274	1.34%
Copper (COMEX)	Sep-23	229	21,514,526	1.22%
WTI Crude (NYMEX)	Sep-23	300	21,285,950	1.21%
Live Cattle	Dec-23	225	16,293,847	0.93%
Lean Hogs	Aug-23	433	16,070,946	0.91%
Corn	Sep-23	518	13,605,736	0.77%
Endex Dutch TTF Gas Future	May-24	276	11,210,716	0.64%
Copper	Feb-24	235	10,367,210	0.59%
Heating Oil	Jul-23	92	9,429,673	0.54%
Cotton No.2	Dec-23	225	9,051,003	0.51%
Brent Crude (ICE)	Sep-23	117	8,818,873	0.50%
Gasoline RBOB	Sep-23	83	7,674,150	0.44%
WTI Crude (NYMEX)	Oct-23	102	7,240,749	0.41%
Feeder Cattle	Jan-24	54	6,655,609	0.38%
Total Purchase Contracts			783,165,664	44.47%

Sale Contracts:(1)
Brent Crude (ICE)	Jul-23	(2,425)	$183,253,199	10.41%
WTI Crude (NYMEX)	Jul-23	(2,094)	148,243,631	8.42%
Natural Gas	Jul-23	(3,690)	102,090,756	5.80%
Endex Dutch TTF Gas Future	Nov-23	(1,218)	54,220,524	3.08%
Sugar No.11	Sep-23	(1,763)	45,286,567	2.57%
Gasoline RBOB	Aug-23	(349)	35,825,105	2.03%
Live Cattle	Aug-23	(507)	35,340,330	2.01%
Natural Gas	Dec-23	(912)	34,742,640	1.97%
Hard Red Wheat	Sep-23	(706)	28,887,348	1.64%
Lean Hogs	Oct-23	(681)	21,457,313	1.22%
Soybean	Jan-24	(226)	14,687,416	0.83%

The accompanying notes are an integral part of these consolidated financial statements. | 41

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Sale Contracts:(1) (continued)
Endex Dutch TTF Gas Future	Mar-24	(330)	$13,647,831	0.77%
Endex Dutch TTF Gas Future	Oct-23	(329)	13,261,915	0.75%
Corn	Dec-23	(487)	12,918,096	0.73%
Heating Oil	Aug-23	(105)	10,724,748	0.61%
Copper (COMEX)	Dec-23	(110)	10,332,436	0.59%
Gold	Aug-23	(49)	9,386,147	0.53%
Red Spring Wheat	Sep-23	(220)	9,226,601	0.52%
White Sugar	Sep-23	(263)	8,279,567	0.47%
Low Sulphur Gasoil	Aug-23	(113)	7,962,029	0.45%
Gold	Dec-23	(39)	7,632,220	0.43%
Wheat	Sep-23	(220)	7,362,297	0.42%
European Rapeseed	Sep-23	(49)	6,711,775	0.39%
Red Spring Wheat	Dec-23	(131)	5,533,128	0.32%
Total Sale Contracts			827,013,619	46.96%
Other Futures Contracts			129,464,532	7.35%
Total Futures Contracts			1,739,643,816	98.78%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Sales Contracts:(1)
USD/EUR	06/30/2023	U.S. Dollar	$(6,250,451)	Euro	$6,250,451	0.36%
Total Forward Currency Contracts Sold					6,250,451	0.36%
Other Forward Currency Contracts					40,813	0.00%
Total Forward Currency Contracts					6,291,264	0.36%
			Quantity
Cash and Foreign Currency:
Cash and Foreign Currency Purchased:(1)
U.S. Dollar			12,957,948		$12,957,948	0.74%
Total Cash and Foreign Currency Purchased					12,957,948	0.74%
Other Cash and Foreign Currency					2,134,127	0.12%
Total Cash and Foreign Currency					15,092,075	0.86%
Total Underlying Positions					$1,761,027,154	100.00%

#

The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

42 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.75%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$371,705	$360,561
AmeriCredit Automobile Receivables Trust
Series 2021-3 A-3	08/18/2026	0.76%	919,955	888,973
Series 2021-2 A3	12/18/2026	0.34%	565,287	553,283
Avis Budget Rental Car Funding AESOP LLC, A (a)	03/20/2026	2.36%	264,000	249,243
CarMax Auto Owner Trust
Series 2021-3	06/15/2026	0.55%	2,225,730	2,132,970
Series 2021-4 A3	09/15/2026	0.56%	563,605	537,187
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	515,635	501,787
Series 2021-P4 A-3	01/11/2027	1.31%	1,230,000	1,170,383
Series 2022-P3	11/10/2027	4.61%	1,925,000	1,865,819
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	640,250	557,226
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	6.02%	1,410,751	1,368,553
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	1,050,000	1,038,607
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	323,630	315,549
Series 2020-4 A4	02/17/2026	0.50%	1,150,000	1,088,461
Series 2021-3 A3	06/16/2026	0.48%	835,008	801,988
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	281,498	262,363
Honda Auto Receivables Owner Trust, 2020-3 A3	10/18/2024	0.37%	323,595	319,106
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	403,287	395,639
Invitation Homes Trust, 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	6.25%	654,686	653,913
MVW Owner Trust
Series 2017-1 (a)	12/20/2034	2.42%	361,793	359,568
Series 2019-1A A (a)	11/20/2036	2.89%	616,951	585,963
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	500,000	483,742

The accompanying notes are an integral part of these consolidated financial statements. | 43

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Series 2022-D (a)	08/16/2027	4.27%	$1,200,000	$1,161,737
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	790,000	701,261
Santander Drive Auto Receivables Trust
Series 2022-1 A-3	11/17/2025	1.94%	239,896	238,563
Series 2022-5 A3	08/17/2026	4.11%	1,351,000	1,337,172
Series 2022-6 A3	11/16/2026	4.49%	1,150,000	1,139,056
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	1,009,625	868,064
Toyota Auto Loan Extended Note Trust, 2020-1 A (a)	05/25/2033	1.35%	500,000	461,533
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	693,433	685,646
Volkswagen Auto Loan Enhanced Trust, 2021-1 A3	06/22/2026	1.02%	945,438	909,610
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	172,912	166,950
TOTAL ASSET BACKED SECURITIES (Cost $24,971,351)				24,160,476

CORPORATE BONDS: 7.89%
Aerospace & Defense: 0.18%
Boeing Co.	02/04/2026	2.20%	775,000	711,101
Raytheon Technologies Corp.	11/16/2028	4.13%	195,000	187,691
				898,792
Agriculture: 0.06%
Philip Morris International, Inc.	02/15/2028	4.88%	305,000	300,250

Auto Manufacturers: 0.26%
General Motors Financial Co., Inc.	06/20/2025	2.75%	295,000	277,847
General Motors Financial Co., Inc.	04/06/2026	5.40%	330,000	325,754
General Motors Financial Co., Inc.	02/26/2027	2.35%	140,000	124,764
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	330,000	323,931
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	325,000	292,860
				1,345,156
Banks: 3.35%
Banco Santander SA (b)	03/24/2025	3.50%	275,000	263,248
Banco Santander SA (b)	05/28/2025	2.75%	180,000	168,953
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,315,000	1,204,379
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	895,000	805,166
Bank of America Corp. (SOFR + 1.580%) (c)	04/27/2028	4.38%	645,000	618,963
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	425,000	414,309
Canadian Imperial Bank (b)	04/07/2027	3.45%	365,000	341,814
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	755,000	741,757
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	430,000	383,201
Citigroup, Inc. (SOFR + 1.887%) (c)	05/24/2028	4.66%	450,000	438,669
Credit Suisse AG (b)	08/09/2023	0.52%	455,000	451,401
Credit Suisse AG (b)	07/09/2027	5.00%	320,000	308,461
Deutsche Bank NY (b)	05/28/2024	0.90%	260,000	247,140
Federation des Caisses Desjardins du Quebec (a)(b)	03/14/2028	5.70%	285,000	284,486
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.463%) (c)	09/29/2025	3.27%	1,235,000	1,193,104
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	335,000	308,640
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	720,000	641,555
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	820,000	758,589
ING Groep NV (b)	04/09/2024	3.55%	445,000	436,787
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	435,000	417,679
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	1,620,000	1,450,761
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	640,000	570,015
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	450,000	424,009
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	430,000	408,447

44 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Morgan Stanley (SOFR + 0.879%) (c)	05/04/2027	1.59%	$90,000	$80,555
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	960,000	850,079
Morgan Stanley Bank NA	04/21/2026	4.75%	265,000	260,935
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	400,000	376,642
Royal Bank of Canada (b)	07/26/2024	3.97%	410,000	402,577
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	250,000	237,919
Toronto-Dominion Bank (b)	06/06/2025	3.77%	400,000	387,789
Toronto-Dominion Bank (b)	09/10/2026	1.25%	475,000	419,193
UBS AG/London (a)(b)	08/09/2024	0.70%	325,000	306,360
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	199,166
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	250,000	241,668
				17,044,416
Building Materials: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	220,000	209,907

Chemicals: 0.03%
Nutrien Ltd. (b)	03/27/2028	4.90%	170,000	166,682

Cosmetics & Personal Care: 0.20%
Colgate-Palmolive Co.	03/02/2026	4.80%	505,000	506,668
Haleon US Capital LLC	03/24/2027	3.38%	570,000	533,247
				1,039,915
Diversified Financial Services: 0.52%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	1,120,000	1,052,433
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	330,000	296,149
Air Lease Corp.	12/15/2027	5.85%	400,000	399,366
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	435,000	423,712
Charles Schwab Corp.	03/03/2027	2.45%	330,000	295,524
Private Export Funding Corp.	06/15/2025	3.25%	200,000	192,548
				2,659,732
Electric: 0.38%
Eversource Energy	08/15/2025	0.80%	80,000	72,020
Florida Power & Light Co.	04/01/2028	5.05%	225,000	226,660
Florida Power & Light Co.	05/15/2028	4.40%	320,000	313,435
Georgia Power Co.	05/16/2028	4.65%	230,000	225,062
NSTAR Electric Co.	05/15/2027	3.20%	530,000	497,630
Southern California Edison Co.	04/01/2024	1.10%	545,000	526,085
Southern California Edison Co.	02/01/2026	1.20%	110,000	98,223
				1,959,115
Entertainment: 0.20%
Warnermedia Holdings, Inc.	03/15/2027	3.76%	1,070,000	997,678

Food: 0.19%
Conagra Brands, Inc.	08/11/2023	0.50%	230,000	228,701
Nestle Holdings, Inc. (a)	03/13/2026	5.25%	400,000	402,854
SYSCO Corp.	07/15/2027	3.25%	330,000	308,049
				939,604
Healthcare - Products: 0.36%
Baxter International, Inc.	11/29/2024	1.32%	1,000,000	938,030
PerkinElmer, Inc.	09/15/2024	0.85%	925,000	869,226
				1,807,256
Healthcare - Services: 0.04%
HCA, Inc. (a)	03/15/2027	3.13%	230,000	211,213

The accompanying notes are an integral part of these consolidated financial statements. | 45

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Household Products & Wares: 0.06%
CLOROX CO DEL	10/01/2027	3.10%	$310,000	$286,973

Insurance: 0.41%
Equitable Financial Life Global (a)	07/07/2025	1.40%	370,000	336,543
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	325,000	295,563
Metropolitan Life Global Funding I (a)	01/06/2028	5.05%	160,000	159,217
Principal Life Global Funding II (a)	04/12/2024	0.75%	470,000	451,131
Principal Life Global Funding II (a)	01/12/2026	0.88%	440,000	391,072
Protective Life Global Funding (a)	07/05/2024	0.78%	490,000	466,164
				2,099,690
Media: 0.17%
Charter Communications Operating LLC	07/23/2025	4.91%	580,000	568,548
Comcast Corp.	03/01/2026	3.15%	320,000	306,428
				874,976
Oil & Gas: 0.04%
Pioneer Natural Resources Co.	03/29/2026	5.10%	180,000	178,845

Pharmaceuticals: 0.22%
AbbVie, Inc.	05/14/2026	3.20%	195,000	184,738
CVS Health Corp.	06/01/2026	2.88%	545,000	512,093
Pfizer Investment Enterprises Pte Ltd. (b)	05/19/2028	4.45%	450,000	442,198
				1,139,029
Pipelines: 0.18%
Enbridge, Inc. (b)	02/14/2025	2.50%	230,000	218,417
Enterprise Products Operating LLC	01/10/2026	5.05%	275,000	274,425
MPLX LP	03/01/2026	1.75%	450,000	408,192
				901,034
Real Estate Investment Trusts: 0.33%
Brixmor Operating Partnership LP	06/15/2026	4.13%	295,000	275,447
Realty Income Corp.	01/13/2026	5.05%	505,000	500,388
SITE Centers Corp.	02/01/2025	3.63%	290,000	272,858
SITE Centers Corp.	06/01/2027	4.70%	705,000	644,564
				1,693,257
Retail: 0.06%
Lowe’s Cos, Inc.	09/08/2025	4.40%	335,000	328,215

Software: 0.12%
Oracle Corp.	03/25/2028	2.30%	295,000	260,236
VMware, Inc.	08/15/2024	1.00%	385,000	364,477
				624,713
Telecommunications: 0.49%
AT&T, Inc.	06/01/2027	2.30%	445,000	400,087
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	370,000	346,985
T-Mobile USA, Inc.	02/15/2026	2.25%	790,000	725,933
T-Mobile USA, Inc.	07/15/2028	4.80%	390,000	381,885
Verizon Communications, Inc.	03/22/2028	2.10%	730,000	641,103
				2,495,993
TOTAL CORPORATE BONDS (Cost $41,582,578)				40,202,441

MORTGAGE BACKED SECURITIES: 6.46%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.944%) (a)(b)(c)	12/18/2037	6.04%	157,878	155,845
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	6.34%	600,000	527,749

46 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	$418,000	$354,029
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	19,231	17,629
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	6.30%	1,250,000	1,214,955
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	6.14%	335,000	303,014
BX Commercial Mortgage Trust
Series 2019-XL A (1 Month LIBOR USD + 1.034%) (a)(c)	10/15/2036	6.18%	376,351	374,010
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	6.11%	1,000,000	974,913
BX Trust, 2022-PSB (TSFR1M + 2.451%) (a)(c)	08/15/2039	7.60%	892,618	890,138
Comm Mortgage Trust, 2013-CR11 B (d)	08/12/2050	5.29%	575,000	570,676
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	6.62%	550,000	539,022
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	5.92%	612,673	607,679
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	7.07%	943,934	946,485
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	1,006,533	1,010,385
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	6.17%	997,518	992,539
ELP Commercial Mortgage Trust
Series 2021-ELP A (1 Month LIBOR USD + 0.701%) (a)(c)	11/15/2038	5.90%	1,244,000	1,207,326
Series 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	6.31%	950,000	920,207
Fannie Mae Aces, 2014-M11 1A (d)	08/25/2024	3.19%	341,375	330,459
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	5.60%	97,874	97,681
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	5.97%	360,060	357,372
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	6.72%	36,454	36,395
Series 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	6.57%	820,000	799,500
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	5.92%	876,912	866,223
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	6.07%	378,386	371,805
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	6.37%	315,754	313,944
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	7.17%	930,020	934,106
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	7.07%	889,996	891,125
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	6.15%	355,748	352,635
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA2 (SOFR30A + 2.300%) (a)(c)	08/25/2033	7.37%	659,215	659,628
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	7.55%	318,583	321,566
FRESB Multifamily Mortgage Pass Through Certificates
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	627,599	617,645
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	235,435	229,157
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	461,786	442,846
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.99%	750,000	640,585
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	6.44%	950,000	921,936
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	957,940
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	935,267
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2022-NLP (TSFR1M + 0.597%) (a)(c)	04/15/2037	5.74%	995,367	922,253
Series 2021-MHC A (1 Month LIBOR USD + 0.914%) (a)(c)	04/15/2038	6.06%	803,162	790,033
Series 2014-C22 AS	09/17/2047	4.11%	685,000	657,047
MTN Commercial Mortgage Trust, 2022-LPFL A (TSFR1M + 1.397%) (a)(c)	03/15/2039	6.54%	1,500,000	1,471,864
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	928,040
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	6.07%	1,000,000	940,559
SMR Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	6.80%	1,159,656	1,092,505

The accompanying notes are an integral part of these consolidated financial statements. | 47

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	6.01%	$1,250,000	$1,217,853
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	73,479	68,601
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	210,298	195,656
Wells Fargo Commercial Mortgage Trust, 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	950,459
WFRBS Commercial Mortgage Trust, 2014-C24 A5	11/18/2047	3.61%	1,000,000	957,662
TOTAL MORTGAGE BACKED SECURITIES (Cost $34,153,367)				32,876,948

MUNICIPAL BONDS: 0.47%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	551,451
Forsyth County School District	02/01/2024	0.92%	230,000	224,015
Pennsylvania State University	09/01/2023	1.35%	940,000	933,767
State of Hawaii	08/01/2025	1.03%	720,000	662,433
TOTAL MUNICIPAL BONDS (Cost $2,445,000)				2,371,666

U.S. GOVERNMENT AGENCY ISSUES: 4.02%
Federal Farm Credit Banks	12/01/2023	0.50%	1,470,000	1,439,956
Federal Farm Credit Banks	02/14/2025	1.75%	2,680,000	2,540,858
Federal Farm Credit Banks Funding Corp.	03/10/2025	5.00%	2,015,000	2,010,249
Federal Home Loan Banks	12/20/2024	1.00%	1,980,000	1,861,110
Federal Home Loan Banks	04/14/2025	0.50%	1,700,000	1,572,547
Federal Home Loan Banks	08/28/2025	2.07%	2,145,000	2,018,440
Federal Home Loan Banks	03/23/2026	1.00%	1,950,000	1,759,273
Federal Home Loan Banks	02/25/2028	1.10%	2,365,000	2,018,974
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,688,081
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	530,133
Federal National Mortgage Association	07/02/2024	1.75%	1,000,000	964,309
Federal National Mortgage Association	12/18/2026	0.88%	2,340,000	2,052,070
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $21,036,494)				20,456,000

U.S. GOVERNMENT NOTES: 16.20%
United States Treasury Note	05/15/2024	0.25%	15,000	14,345
United States Treasury Note	05/31/2025	0.25%	22,985,000	21,030,378
United States Treasury Note	06/15/2025	2.88%	4,445,000	4,275,187
United States Treasury Note	07/15/2025	3.00%	10,470,000	10,089,235
United States Treasury Note	09/15/2025	3.50%	5,970,000	5,807,691
United States Treasury Note	10/31/2025	0.25%	2,660,000	2,400,442
United States Treasury Note	04/15/2026	3.75%	7,715,000	7,549,248
United States Treasury Note	05/31/2026	0.75%	16,205,000	14,551,584
United States Treasury Note	11/30/2027	3.88%	6,020,000	5,932,757
United States Treasury Note	01/31/2028	3.50%	2,570,000	2,494,707
United States Treasury Note	03/31/2028	3.63%	8,525,000	8,324,529
TOTAL U.S. GOVERNMENT NOTES (Cost $84,235,611)				82,470,103

SHORT TERM INVESTMENTS: 48.93%
U.S. TREASURY BILLS: 42.61%
United States Treasury Bill	7/20/2023	4.66%	36,278,000	36,183,990
United States Treasury Bill	8/17/2023	4.67%	36,402,000	36,175,307
United States Treasury Bill	9/14/2023	4.96%	36,528,000	36,145,783
United States Treasury Bill	10/19/2023	5.06%	36,719,000	36,145,633
United States Treasury Bill	11/9/2023	5.09%	36,800,000	36,113,765
United States Treasury Bill	12/7/2023	5.11%	36,997,000	36,156,578
TOTAL U.S. TREASURY BILLS (Cost $217,025,221)				216,921,056

48 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MONEY MARKET DEPOSIT ACCOUNT: 6.32%
U.S. Bank N.A. (e)(f)	N/A	5.10%	$32,183,650	$32,183,650
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $32,183,650)				32,183,650
TOTAL SHORT TERM INVESTMENTS (Cost $249,208,871)				249,104,706

TOTAL INVESTMENTS (Cost $457,633,272): 88.72%				451,642,340
Other Assets in Excess of Liabilities: 11.28% (g)				57,428,038
TOTAL NET ASSETS: 100.00%				$509,070,378

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2023, the value of these securities total $40,380,206 which represents 7.93% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2023.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2023.
(e)	A portion of this deposit account is pledged as collateral for derivative contracts. At June 30, 2023, the value of this collateral totals $382,920.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(g)	Includes assets pledged as collateral for derivative contracts. At June 30, 2023, the value of these assets totals $53,349,604.

CMT	Constant Maturity Treasury	SOFR30	30 Day Average Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	TSFR1	1 Month Average Secured Overnight Financing Rate
PLC	Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements. | 49

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)

June 30, 2023 (Unaudited)

				Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2023	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
$21,728,264	09/22/2023	AUD	$21,220,278	USD	$21,728,264	$—	$(507,986)
68,338,524	09/22/2023	CAD	68,312,198	USD	68,338,524	—	(26,326)
36,003,724	09/22/2023	CHF	36,361,394	USD	36,003,724	357,670	—
20,081,839	09/22/2023	EUR	20,069,763	USD	20,081,839	—	(12,076)
39,068,421	09/22/2023	GBP	39,322,810	USD	39,068,421	254,389	—
3,888,409	09/22/2023	JPY	3,815,865	USD	3,888,409	—	(72,544)
36,881,536	09/22/2023	MXN	37,268,710	USD	36,881,536	387,174	—
5,498,137	09/22/2023	NZD	5,434,826	USD	5,498,137	—	(63,311)
Total Purchase Contracts			231,805,844		231,488,854	999,233	(682,243)

Sale Contracts:
$41,612,692	09/22/2023	USD	$41,156,481	AUD	$41,612,692	$456,211	$—
41,956,527	09/22/2023	USD	42,159,215	CAD	41,956,527	—	(202,688)
22,128,957	09/22/2023	USD	22,187,970	CHF	22,128,957	—	(59,013)
14,442,547	09/22/2023	USD	14,579,454	EUR	14,442,547	—	(136,907)
2,252,126	09/22/2023	USD	2,254,675	GBP	2,252,126	—	(2,549)
68,280,799	09/22/2023	USD	66,276,294	JPY	68,280,799	2,004,505	—
956,382	09/22/2023	USD	957,695	MXN	956,382	—	(1,313)
30,262,321	09/22/2023	USD	30,204,111	NZD	30,262,321	58,210	—
Total Sale Contracts			219,775,895		221,892,351	2,518,926	(402,470)
Net Forward Currency Contracts			$12,029,949		$9,596,503	$3,518,159	$(1,084,713)
Net Unrealized Appreciation						$2,433,446

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2023.

50 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts

June 30, 2023 (Unaudited)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
Aluminum (a)	5	Sep-23	$268,438	$276,541	$—	$(8,103)
CAC 40 10 Euro Index	379	Jul-23	30,647,296	30,302,678	344,618	—
Cocoa	142	Sep-23	4,712,294	4,242,607	469,687	—
Copper (a)	9	Sep-23	1,871,325	1,905,530	—	(34,205)
Corn	91	Dec-23	2,251,113	2,632,150	—	(381,037)
DAX Index	86	Sep-23	38,175,509	38,362,422	—	(186,913)
Dollar	126	Sep-23	12,925,962	12,961,604	—	(35,642)
Dow Jones Industrial Average Mini E-Cbot Index	15	Sep-23	2,598,225	2,567,827	30,398	—
Euro-Stoxx 50 Index	889	Sep-23	42,945,407	42,287,676	657,731	—
Gasoline RBOB	40	Jul-23	4,275,432	4,186,461	88,971	—
Gold	30	Aug-23	5,788,200	5,910,141	—	(121,941)
Nasdaq 100 E-Mini Index	136	Sep-23	41,716,640	40,660,149	1,056,491	—
Nikkei 225 Index	192	Sep-23	44,136,249	43,104,234	1,032,015	—
S&P 500 E-Mini Index	172	Sep-23	38,598,950	37,773,036	825,914	—
Sugar	419	Sep-23	10,694,891	11,575,672	—	(880,781)
Tokyo Price Index	339	Sep-23	53,753,214	52,163,306	1,589,908	—
Zinc (a)	3	Sep-23	179,194	176,816	2,378	—
Total Purchase Contracts					6,098,111	(1,648,622)

Sale Contracts:
3 Mo Euro Euribor	(1,440)	Jun-24	$377,807,118	$378,857,120	$1,050,002	$—
Aluminum (a)	(136)	Sep-23	7,301,500	7,758,138	456,638	—
Australian 10 Yr Bond	(697)	Sep-23	53,939,686	54,200,907	261,221	—
Brent Crude	(121)	Jul-23	9,124,610	8,951,536	—	(173,074)
Canadian 10 Yr Bond	(394)	Sep-23	36,442,212	36,433,760	—	(8,452)
Coffee	(116)	Sep-23	6,916,500	7,120,314	203,814	—
Copper (a)	(100)	Sep-23	20,792,500	20,676,138	—	(116,362)
Cotton No.2	(126)	Dec-23	5,063,310	5,139,399	76,089	—
Euro-Bobl	(510)	Sep-23	64,394,164	65,083,820	689,656	—
Euro-Bund	(248)	Sep-23	36,192,488	36,358,074	165,586	—
Euro-Schatz	(2,471)	Sep-23	282,713,548	284,627,374	1,913,826	—
FTSE 100 Index	(121)	Sep-23	11,589,046	11,523,939	—	(65,107)
Hang Seng Index	(212)	Jul-23	25,440,812	25,743,606	302,794	—
Hard Red Wheat	(121)	Sep-23	4,840,000	4,883,669	43,669	—
Heating Oil	(96)	Jul-23	9,868,723	9,672,521	—	(196,202)
Long Gilt	(394)	Sep-23	47,686,309	47,701,946	15,637	—
Low Sulphur Gasoil	(136)	Aug-23	9,554,000	9,471,293	—	(82,707)
Natural Gas	(303)	Jul-23	8,477,940	7,563,315	—	(914,625)
Russell 2000 Mini Index	(131)	Sep-23	12,469,235	12,373,721	—	(95,514)
Silver	(5)	Sep-23	575,500	567,288	—	(8,212)
Soybean	(101)	Nov-23	6,783,413	6,497,379	—	(286,034)
Soybean Meal	(202)	Dec-23	8,025,460	7,739,994	—	(285,466)

The accompanying notes are an integral part of these consolidated financial statements. | 51

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Soybean Oil	(177)	Dec-23	$6,262,614	$5,774,948	$—	$(487,666)
Swiss Franc	(253)	Sep-24	75,423,657	77,065,278	1,641,621	—
Swiss Franc	(1,228)	Sep-24	292,386,800	294,806,441	2,419,641	—
U.S. 10 Yr Note	(450)	Sep-23	50,519,531	51,012,528	492,997	—
U.S. 2 Yr Note	(834)	Sep-23	169,588,688	171,095,259	1,506,571	—
U.S. 5 Yr Note	(758)	Sep-23	81,177,063	82,203,935	1,026,872	—
U.S. Long Bond	(172)	Sep-23	21,827,875	21,811,662	—	(16,213)
Wheat	(354)	Dec-23	11,845,725	11,942,529	96,804	—
WTI Crude	(106)	Jul-23	7,487,840	7,327,342	—	(160,498)
Zinc (a)	(84)	Sep-23	5,017,425	5,469,277	451,852	—
Total Sale Contracts					12,815,290	(2,896,132)
Total Futures Contracts					$18,913,401	$(4,544,754)
Net Unrealized Appreciation					$14,368,647

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date.The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

52 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Opportunity Fund - Schedule of Investments

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS: 61.01%
Auto Parts & Equipment: 1.31%
Cooper-Standard Holdings, Inc. (a)	38,870	$554,286
indie Semiconductor, Inc. (a)	57,892	544,185
		1,098,471
Banks: 2.96%
Goldman Sachs Group, Inc.	3,843	1,239,521
Morgan Stanley	14,559	1,243,339
		2,482,860
Commercial Services: 1.65%
Alta Equipment Group, Inc.	22,378	387,811
FiscalNote Holdings, Inc. (a)	62,331	226,885
Repay Holdings Corp. (a)	98,690	772,743
		1,387,439
Computers: 1.63%
Cantaloupe, Inc. (a)	85,352	679,402
Western Digital Corp. (a)	1,955	74,153
Zscaler, Inc. (a)	4,212	616,216
		1,369,771
Diversified Financial Services: 2.57%
Applied Digital Corp. (a)	4,900	45,815
Capital One Financial Corp.	3,699	404,560
Encore Capital Group, Inc. (a)	9,213	447,936
Evercore Partners, Inc.	6,615	817,548
Stifel Financial Corp.	7,418	442,632
		2,158,491
Electric: 1.02%
Consolidated Edison, Inc.	2,054	185,681
Duke Energy Corp.	2,946	264,374

The accompanying notes are an integral part of these financial statements. | 53

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
NextEra Energy, Inc.	5,509	$408,768
		858,823
Electrical Components & Equipment: 1.20%
EnerSys	4,459	483,891
Generac Holdings, Inc. (a)	3,503	522,402
		1,006,293
Electronics: 3.67%
Benchmark Electronics, Inc.	20,160	520,733
Comtech Telecommunications Corp.	1,870	17,092
Enovix Corp. (a)	29,604	534,056
Evolv Technologies Holdings, Inc. (a)	71,655	429,930
Flex Ltd. - ADR (a)(b)	41,964	1,159,885
Vontier Corp.	13,074	421,113
		3,082,809
Engineering & Construction: 1.06%
Bowman Consulting Group Ltd. (a)	6,291	200,557
Dycom Industries, Inc. (a)	6,090	692,129
		892,686
Entertainment: 3.00%
Genius Sports Ltd. - ADR (a)(b)	160,988	996,516
Madison Square Garden Entertainment Corp. (a)	3,548	119,284
Vail Resorts, Inc.	5,548	1,396,764
		2,512,564
Environmental Control: 0.77%
CECO Environmental Corp. (a)	48,273	644,927

Food: 1.10%
The Real Good Food Co., Inc. (e)	99,034	343,648
SunOpta, Inc. - ADR (a)(b)	58,932	394,255
United Natural Foods, Inc. (a)	9,387	183,516
		921,419
Healthcare - Products: 5.97%
AtriCure, Inc. (a)	14,722	726,678
Axogen, Inc. (a)	77,242	705,219
Haemonetics Corp. (a)	5,499	468,185
Integra LifeSciences Holdings Corp. (a)	14,605	600,704
Masimo Corp. (a)	553	90,996
MiMedx Group, Inc. (a)	41,413	273,740
Omnicell, Inc. (a)	7,743	570,427
QuidelOrtho Corp. (a)	2,817	233,416
Silk Road Medical, Inc. (a)	8,918	289,746
Tactile Systems Technology, Inc. (a)	10,095	251,668
TransMedics Group, Inc. (a)	3,659	307,283
Treace Medical Concepts, Inc. (a)	19,110	488,834
		5,006,896
Healthcare - Services: 0.95%
DocGo, Inc. (a)	61,299	574,371
Neuronetics, Inc. (a)	103,499	222,523
		796,894
Home Furnishings: 0.57%
Lovesac Co. (a)	17,711	477,312

Internet: 6.52%
Magnite, Inc. (a)	79,250	1,081,763

54 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Pinterest, Inc. (a)	51,665	$1,412,521
Robinhood Markets, Inc. (a)	72,835	726,893
Snap, Inc. (a)	122,261	1,447,570
Yatra Online, Inc. - ADR (a)(e)	405,085	802,068
		5,470,815
Media: 1.22%
Walt Disney Co. (a)	11,439	1,021,274

Pharmaceuticals: 0.65%
Assertio Holdings, Inc. (a)	100,336	543,821

Retail: 0.98%
Dave & Buster’s Entertainment, Inc. (a)	2,318	103,290
Foot Locker, Inc.	26,413	716,056
		819,346
Semiconductors: 3.07%
AXT, Inc. (a)	11,604	39,918
MaxLinear, Inc. (a)	9,076	286,439
QUALCOMM, Inc.	6,934	825,423
Semtech Corp. (a)	25,815	657,250
Silicon Motion Technology Corp. - ADR (b)	5,392	387,469
SiTime Corp. (a)	667	78,686
Synaptics, Inc. (a)	1,369	116,885
Veeco Instruments, Inc. (a)	7,003	179,837
		2,571,907
Software: 16.42%
Absolute Software Corp. - ADR (b)	45,373	519,975
Activision Blizzard, Inc. (a)	9,737	820,829
Adobe Systems, Inc. (a)	423	206,842
Alteryx, Inc. (a)	4,553	206,706
Augmedix, Inc. (a)	127,384	612,717
Cerence, Inc. (a)	20,057	586,266
Ebix, Inc.	25,577	644,540
Elastic NV - ADR (a)(b)	22,738	1,457,961
Everbridge, Inc. (a)	47,997	1,291,119
Fidelity National Information Services, Inc.	15,026	821,922
Five9, Inc. (a)	9,440	778,328
Lightspeed Commerce, Inc. - ADR (a)(b)	12,736	215,493
New Relic, Inc. (a)	22,301	1,459,377
Oracle Corp.	7,063	841,133
Porch Group, Inc. (a)	175,307	241,924
PROS Holdings, Inc. (a)	25,143	774,404
SentinelOne, Inc. (a)	52,179	787,903
Take-Two Interactive Software, Inc. (a)	5,760	847,642
Zeta Global Holdings Corp. (a)	77,514	661,970
		13,777,051
Telecommunications: 2.72%
Calix, Inc. (a)	14,019	699,688
Cambium Networks Corp. - ADR (a)(b)	31,378	477,573
Harmonic, Inc. (a)	68,128	1,101,630
		2,278,891
TOTAL COMMON STOCKS (Cost $48,823,255)		51,180,760

The accompanying notes are an integral part of these financial statements. | 55

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
EXCHANGE TRADED FUND: 0.03%
Vanguard Index FDS SML CP GRW	120	$27,569
TOTAL EXCHANGE TRADED FUND (Cost $25,687)		27,569

REAL ESTATE INVESTMENT TRUSTS: 3.22%
Kimco Realty Corp.	73,290	1,445,279
Park Hotels & Resorts, Inc.	97,882	1,254,847
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,591,280)		2,700,126

SHORT TERM INVESTMENT: 30.94%	Principal Amount
MONEY MARKET DEPOSIT ACCOUNT: 30.94%
U.S. Bank N.A, 5.10% (c)	$25,955,902	25,955,902
TOTAL MONEY MARKET DEPOSIT ACCOUNT(Cost $25,955,902)		25,955,902
TOTAL SHORT TERM INVESTMENT (Cost $25,955,902)		25,955,902

TOTAL INVESTMENTS (Cost $77,396,124): 95.20%		79,864,357
Other Assets in Excess of Liabilities: 4.80% (d)		4,025,018
TOTAL NET ASSETS: 100.00%		$83,889,375

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(d)	Includes assets pledged as collateral for securities sold short and derivative instruments. At June 30, 2023 the value of these assets total $32,026,111.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $1,145,716, which represents 1.37% of total net assets

ADR	American Depositary Reciept

56 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short

LoCorr Dynamic Opportunity Fund

Schedule of Securities Sold Short

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS: (22.12)%
Apparel: (1.60)%
Crocs, Inc. (a)	(3,718)	$(418,052)
NIKE, Inc.	(3,703)	(408,700)
Skechers U.S.A., Inc. (a)	(9,737)	(512,750)
		(1,339,502)
Banks: (0.48)%
Comerica, Inc.	(4,876)	(206,547)
Zions Bancorporation	(7,428)	(199,516)
		(406,063)
Beverages: (0.23)%
Monster Beverage Corp. (a)	(3,356)	(192,769)

Building Materials: (0.30)%
Armstrong World Industries, Inc.	(3,451)	(253,510)

Commercial Services: (0.48)%
Moody’s Corp.	(1,166)	(405,442)

Computers: (2.57)%
Apple, Inc.	(2,151)	(417,229)
Crowdstrike Holdings, Inc. (a)	(5,616)	(824,822)
Pure Storage, Inc. (a)	(17,077)	(628,775)
Qualys, Inc. (a)	(2,240)	(289,341)
		(2,160,167)
Cosmetics & Personal Care: (0.62)%
Colgate-Palmolive Co.	(6,709)	(516,861)

Distribution & Wholesale: (0.03)%
G-III Apparel Group Ltd. (a)	(1,204)	(23,201)

Diversified Financial Services: (0.36)%
Coinbase Global, Inc. (a)	(4,255)	(304,445)

Electronics: (0.69)%
Advanced Energy Industries, Inc.	(2,389)	(266,254)
Knowles Corp. (a)	(17,516)	(316,339)
		(582,593)
Engineering & Construction: (0.25)%
Frontdoor, Inc. (a)	(6,547)	(208,849)

Entertainment: (0.60)%
Red Rock Resorts, Inc.	(10,719)	(501,435)

Healthcare - Products: (0.56)%
Repligen Corp. (a)	(1,034)	(146,270)
RxSight, Inc. (a)	(11,147)	(321,034)
		(467,304)
Home Builders: (0.73)%
Century Communities, Inc.	(4,151)	(318,050)

The accompanying notes are an integral part of these financial statements. | 57

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Tri Pointe Homes, Inc. (a)	(8,918)	$(293,045)
		(611,095)
Internet: (0.70)%
Etsy, Inc. (a)	(3,184)	(269,398)
Q2 Holdings, Inc. (a)	(3,714)	(114,763)
Zillow Group, Inc. Class C (a)	(4,149)	(208,529)
		(592,690)
Leisure Time: (0.56)%
Polaris Industries, Inc.	(1,749)	(211,507)
Vista Outdoor, Inc. (a)	(9,267)	(256,418)
		(467,925)
Lodging: (1.37)%
Boyd Gaming Corp.	(7,508)	(520,830)
Hilton Grand Vacations, Inc. (a)	(2,286)	(103,876)
MGM Resorts International	(11,910)	(523,087)
		(1,147,793)
Machinery - Diversified: (0.17)%
Wabtec Corp.	(1,330)	(145,861)

Media: (0.64)%
Comcast Corp.	(12,877)	(535,039)

Packaging & Containers: (0.25)%
Graphic Packaging Holding Co.	(8,573)	(206,009)

Private Equity: (0.35)%
KKR & Co., Inc.	(5,222)	(292,432)

Retail: (2.66)%
BJ’s Restaurants, Inc. (a)	(7,007)	(222,823)
Chipotle Mexican Grill, Inc. (a)	(287)	(613,893)
Dick’s Sporting Goods, Inc.	(2,238)	(295,841)
Dutch Bros, Inc. (a)	(11,782)	(335,198)
Floor & Decor Holdings, Inc. (a)	(3,185)	(331,113)
Guess?, Inc.	(1,169)	(22,737)
Macy’s, Inc.	(12,688)	(203,642)
Williams-Sonoma, Inc.	(1,635)	(204,604)
		(2,229,851)
Semiconductors: (0.50)%
Axcelis Technologies, Inc. (a)	(773)	(141,714)
Onto Innovation, Inc. (a)	(2,389)	(278,247)
		(419,961)
Software: (4.03)%
Agilysys, Inc. (a)	(3,093)	(212,304)
Akamai Technologies, Inc. (a)	(6,891)	(619,294)
Altair Engineering, Inc. (a)	(1,871)	(141,897)
Atlassian Corp. (a)	(1,227)	(205,903)
Blackline, Inc. (a)	(5,352)	(288,045)
Braze, Inc. (a)	(3,718)	(162,811)
Dynatrace, Inc. (a)	(7,743)	(398,532)
Fastly, Inc. (a)	(3,501)	(55,211)
Jamf Holding Corp. (a)	(12,748)	(248,841)
Roblox Corp. (a)	(3,630)	(146,289)
Sprout Social, Inc. (a)	(1,585)	(73,165)
Tyler Technologies, Inc. (a)	(1,273)	(530,166)

58 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Zoom Video Communications, Inc. (a)	(4,358)	$(295,821)
		(3,378,279)
Telecommunications: (0.76)%
AT&T, Inc.	(13,171)	(210,077)
T-Mobile US, Inc. (a)	(1,565)	(217,379)
Verizon Communications, Inc.	(5,628)	(209,305)
		(636,761)
Transportation: (0.63)%
C.H. Robinson Worldwide, Inc.	(2,238)	(211,155)
Knight-Swift Transportation Holdings, Inc.	(5,738)	(318,803)
		(529,958)
TOTAL COMMON STOCKS (Proceeds $18,126,024)		(18,555,795)

EXCHANGE TRADED FUNDS: (8.63)%
Direxion Daily Small Cap Bull 3X Shares	(3,572)	(126,056)
Industrial Select Sector SPDR Fund	(7,641)	(820,032)
iShares Russell 2000	(13,187)	(2,469,529)
iShares Russell 2000 Growth ETF	(6,220)	(1,509,345)
ProShares Ultra Financials	(1,911)	(87,180)
SPDR S&P500 Trust	(4,622)	(2,048,840)
SPDR S&P Biotech ETF	(2,149)	(178,797)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $6,918,998)		(7,239,779)
TOTAL SECURITIES SOLD SHORT (Proceeds $25,045,022) (30.75)%		(25,795,574)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.

The accompanying notes are an integral part of these financial statements. | 59

LoCorr Spectrum Income Fund – Schedule of Investments

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 7.73%
Ares Capital Corp.	106,975	$2,010,060
FS KKR Capital Corp.	64,782	1,242,519
New Mountain Finance Corp.	74,302	924,317
Oaktree Specialty Lending Corp.	108,368	2,105,590
Sixth Street Specialty Lending, Inc.	78,376	1,464,847
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $6,126,261)		7,747,333

CLOSED-END INVESTMENT COMPANIES: 6.14%
BlackRock Taxable Municipal Bond Trust	115,051	1,908,696
Nuveen Credit Strategies Income Fund	228,724	1,155,056
Nuveen Taxable Municipal Income Fund	126,521	1,985,115
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust	68,107	1,110,144
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $8,950,813)		6,159,011

COMMON STOCKS: 41.75%
Agriculture: 0.91%
Altria Group, Inc.	20,168	913,610

Chemicals: 4.07%
CVR Partners LP	22,385	1,806,022
LyondellBasell Industries NV - ADR (a)	13,704	1,258,438
Sociedad Quimica y Minera de Chile SA - ADR	14,058	1,020,892
		4,085,352
Coal: 0.95%
Arch Resources, Inc.	8,464	954,401

Computers: 1.67%
International Business Machines Corp.	12,495	1,671,956

60 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Electric: 4.46%
Atlantica Yield PLC - ADR (a)(c)	58,209	$1,364,419
Avangrid, Inc.	36,739	1,384,325
Clearway Energy, Inc. (c)	60,401	1,725,053
		4,473,797
Energy - Alternate Sources: 1.75%
NextEra Energy Partners LP (c)	29,868	1,751,459

Insurance: 0.97%
American Financial Group, Inc.	8,198	973,512

Investment Companies: 1.07%
Blackstone Secured Lending Fund	39,182	1,072,020

Machinery - Diversified: 2.32%
AGCO Corp.	17,688	2,324,557

Mining: 8.18%
Agnico Eagle Mines Ltd. - ADR	52,189	2,608,406
Barrick Gold Corp. - ADR	111,839	1,893,434
Newmont Corp.	46,088	1,966,114
Rio Tinto Plc - ADR	16,590	1,059,106
Sibanye Stillwater Ltd. - ADR (a)	107,604	671,449
		8,198,509
Oil & Gas: 4.70%
Chesapeake Energy Corp. (c)	14,695	1,229,678
Pioneer Natural Resources Co.	4,990	1,033,828
Sabine Royalty Trust	14,067	927,578
San Juan Basin Royalty Trust	101,316	752,778
Viper Energy Partners LP	28,586	766,962
		4,710,824
Pipelines: 6.55%
Antero Midstream Corp.	127,693	1,481,239
Hess Midstream LP	58,191	1,785,300
New Fortress Energy, Inc.	39,244	1,050,954
Williams Cos., Inc.	68,898	2,248,142
		6,565,635
REITS: 1.29%
The Necessity Retail REIT Inc.	191,366	1,293,634

Telecommunications: 1.83%
AT&T, Inc.	115,047	1,835,000

Transportation: 1.03%
FLEX LNG Ltd. - ADR (a)	33,726	1,029,655
TOTAL COMMON STOCKS (Cost $44,476,209)		41,853,921

MASTER LIMITED PARTNERSHIPS: 13.22%	Units

Gas: 0.97%
Global Partners LP	31,539	969,193

Oil & Gas: 3.17%
Black Stone Minerals LP	65,674	1,047,500

The accompanying notes are an integral part of these financial statements. | 61

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Kimbell Royalty Partners LP	71,163	$1,046,808
Sunoco LP	24,885	1,083,991
		3,178,299
Oil & Gas Services: 2.43%
CrossAmerica Partners LP	51,338	1,011,359
USA Compression Partners LP	72,368	1,428,544
		2,439,903
Pipelines: 6.65%
Cheniere Energy Partners LP	18,619	859,081
Crestwood Equity Partners LP (c)	75,856	2,008,667
Delek Logistics Partners LP	19,643	1,072,508
Enterprise Products Partners LP	64,000	1,686,400
MPLX LP	30,690	1,041,618
		6,668,274
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $10,683,073)		13,255,669

PREFERRED STOCKS: 6.16%
Diversified Financial Services: 1.18%
FTAI Aviation Ltd., 9.000% (a)	50,000	1,182,500

Insurance: 0.29%
Lincoln National Corp., 9.000%	10,684	287,186

Pipelines: 4.69%
Crestwood Equity Partners LP, 9.250%	238,070	2,190,244
Energy Transfer LP, 7.375%	45,210	1,155,115
NuStar Energy LP 7.625%	55,789	1,361,252
		4,706,611
TOTAL PREFERRED STOCKS (Cost $4,751,617)		6,176,297

PUBLICLY TRADED PARTNERSHIP: 1.67%	Units
Brookfield Renewable Partners LP (a)(b)(c)	56,915	1,678,423
TOTAL PUBLICLY TRADED PARTNERSHIP (Cost $1,563,996)		1,678,423

REAL ESTATE INVESTMENT TRUSTS: 18.18%	Shares
AGNC Investment Corp. (c)	169,464	2,286,203
Annaly Capital Management, Inc.	137,392	3,176,579
Chimera Investment Corp.	52,329	1,093,676
Digital Realty Trust, Inc.	10,078	1,147,582
Gaming and Leisure Properties, Inc.	21,669	1,050,080
Global Net Lease, Inc. (c)	105,603	1,085,599
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	39,807	995,175
Iron Mountain, Inc. (c)	17,699	1,005,657
Rithm Capital Corp.	186,243	2,435,966
Sabra Health Care, Inc.	91,322	1,074,860
Starwood Property Trust, Inc.	53,076	1,029,674
WP Carey, Inc.	27,292	1,843,847
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,320,585)		18,224,898

62 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Principal Amount	Value
SHORT TERM INVESTMENT: 2.69%
MONEY MARKET DEPOSIT ACCOUNT: 2.69%
U.S. Bank N.A, 5.10% (b)	$2,700,765	$2,700,765
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $2,700,765)		2,700,765
TOTAL SHORT TERM INVESTMENTS (Cost $2,700,765)		2,700,765

TOTAL INVESTMENTS (Cost $99,573,319): 97.54%		97,796,317
Other Assets in Excess of Liabilities: 2.46% (d)		2,465,840
TOTAL NET ASSETS: 100.00%		$100,262,157

(a)	Foreign issued security.
(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(c)	All or a portion of this security is held as collateral for options written. At June 30, 2023, the value of this collateral is $9,458,420.
(d)	Includes assets pledged as collateral for derivatives. At June 30, 2023, the value of these assets total $2,614,759.

ADR	American Depositary Receipts
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 63

LoCorr Spectrum Income Fund – Schedule of Written Options

LoCorr Spectrum Income Fund
Schedule of Written Options

June 30, 2023 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTION: (0.08)%
Call Option: (0.08)%
AGCO Corp. Expiration: August 2023, Exercise Price: $135.00	$2,312,992	(176)	$(83,248)
TOTAL WRITTEN OPTION (Premiums received $34,898)(0.08)%			$(83,248)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

64 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities

June 30, 2023 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $1,887,644,145, $1,262,360,392 and $457,633,272, respectively)	$1,860,486,263	$1,158,433,732	$451,642,340
Cash held as collateral for forward currency contracts (Note 2)	8,790,000	—	6,850,000
Foreign currency, at value (Cost $0, $0 and $1,895,878)	—	—	1,895,878
Receivable for variation margin on futures contracts	—	—	1,303,802
Deposits with broker for derivative instruments (Note 2)	150,039,607	10,288,029	46,499,604
Unrealized appreciation on swap contracts (Note 1)	—	92,796,316	—
Unrealized appreciation on forward currency contracts (Note 2)	12,815,472	—	3,518,159
Receivable for Fund shares sold	6,976,184	1,581,451	1,602,234
Interest receivable	4,782,485	2,760,293	1,078,410
Receivable for unsettled open futures contracts	1,759,734	—	910,868
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	416,196	148,375	142,743
Total Assets	2,046,065,941	1,280,121,343	515,444,038

Liabilities
Payable for Fund shares redeemed	$11,476,458	$6,219,981	$4,175,053
Payable for securities purchased	—	16,000,000	—
Foreign currency due to broker, at value (Cost $11,328,224, $0 and $0, respectively)	11,807,641	—	—
Unrealized depreciation on forward currency contracts (Note 2)	9,051,118	—	1,084,713
Payable for unsettled open futures contracts	753,050	—	158,670
Payable for variation margin on futures contracts	35,663	—	—
Accrued management fees (Note 5)	2,773,997	1,515,206	625,155
Accrued Trustees’ fees	17,579	—	4,448
Accrued Rule 12b-1 fees	396,575	300,052	140,749
Accrued expenses and other liabilities	505,720	303,194	184,872
Total Liabilities	36,817,801	24,338,433	6,373,660

Net Assets	$2,009,248,140	$1,255,782,910	$509,070,378

Net Assets Consist of:
Paid-in capital	$2,207,011,858	$1,275,528,979	$530,331,455
Total distributable earnings/(accumulated loss)	(197,763,718)	(19,746,069)	(21,261,077)
NET ASSETS	$2,009,248,140	$1,255,782,910	$509,070,378

Class A Shares
Net assets	$79,307,439	$208,232,204	$29,552,428
Shares issued and outstanding (unlimited shares authorized, no par value)	10,021,147	21,527,612	2,349,377
Net asset value, redemption, and minimum offering price per share (a)	$7.91	$9.67	$12.58
Maximum offering price per share ($7.91/0.9425) ($9.67/0.9425) ($12.58/0.9425)(b)	$8.40	$10.26	$13.35

Class C Shares
Net assets	$42,824,292	$11,548,997	$23,582,183
Shares issued and outstanding (unlimited shares authorized, no par value)	5,770,803	1,263,218	1,976,079
Net asset value, redemption, and offering price per share (a)	$7.42	$9.14	$11.93

Class I Shares
Net assets	$1,887,116,409	$1,036,001,709	$455,935,767
Shares issued and outstanding (unlimited shares authorized, no par value)	233,472,198	105,314,062	36,029,104
Net asset value, redemption, and offering price per share	$8.08	$9.84	$12.65

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements. | 65

LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

June 30, 2023 (Unaudited)

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $77,396,124 and $99,573,319, respectively)	$79,864,357	$97,796,317
Cash held as collateral for securities sold short (Note 2)	3,928,000	—
Cash pledged as collateral for options contracts (Note 2)	—	10,389
Deposits with broker for securities sold short (Note 2)	28,098,111	—
Receivable for Fund shares sold	146,123	63,816
Receivable for securities sold	5,237,680	1,115,625
Dividends, interest and other receivables	150,772	325,764
Deposits with broker for derivative instruments (Note 2)	—	2,604,370
Prepaid expenses and other assets	143,486	48,735
Total Assets	117,568,529	101,965,016

Liabilities
Securities sold short, at value (proceeds $25,045,022 and $0, respectively)	$25,795,574	$—
Options written, at value (Premiums received $0 and $34,898, respectively)	—	83,248
Payable for securities purchased	7,646,426	—
Payable for Fund shares redeemed	66,444	1,268,980
Payable for distributions	—	159,112
Dividends payable	13,727	—
Accrued management fees (Note 5)	103,638	110,612
Accrued Trustees’ fees	762	892
Accrued Rule 12b-1 fees	20,867	52,855
Accrued expenses and other liabilities	31,716	27,160
Total Liabilities	33,679,154	1,702,859

Net Assets	$83,889,375	$100,262,157

Net Assets Consist of:
Paid-in capital	$85,051,650	$146,250,372
Total distributable earnings/(accumulated loss)	(1,162,275)	(45,988,215)
NET ASSETS	$83,889,375	$100,262,157

Class A Shares
Net assets	$3,762,621	$16,477,529
Shares issued and outstanding (unlimited shares authorized, no par value)	332,569	3,084,869
Net asset value, redemption, and minimum offering price per share (a)	$11.31	$5.34	(b)
Maximum offering price per share ($11.31/0.9425), ($5.34/0.9425), respectively(c)	$12.00	$5.67

Class C Shares
Net assets	$2,945,200	$12,118,155
Shares issued and outstanding (unlimited shares authorized, no par value)	283,590	2,241,003
Net asset value, redemption, and offering price per share (a)	$10.39	$5.41	(b)

Class I Shares
Net assets	$77,181,554	$71,666,473
Shares issued and outstanding (unlimited shares authorized, no par value)	6,620,659	13,468,727
Net asset value, redemption, and offering price per share	$11.66	$5.32	(b)

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.-
(c)	On investments of $25,000 or more, the offering price is reduced.-

66 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations

Consolidated Statements of Operations

Six Months Ended June 30, 2023 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$41,883,102	$21,289,529	$8,451,811
Broker interest income	2,116,383	378,749	1,204,884
Total Investment Income	43,999,485	21,668,278	9,656,695

Expenses
Management fees (Note 5)	17,927,152	9,620,558	3,774,894
Transfer agent fees and expenses	1,380,530	1,034,251	278,436
Fund accounting fees	376,325	242,587	123,246
Fund administration fees	372,577	231,951	119,443
Rule 12b-1 fee - Class A (Note 5)	99,211	251,949	34,810
Rule 12b-1 fee - Class C (Note 5)	231,416	62,080	110,188
Registration expenses	108,382	94,810	53,398
Printing and mailing expenses	113,054	61,603	26,178
Trustees’ fees	93,307	40,217	21,496
Legal and audit fees	42,544	35,463	25,810
Custodian fees	66,922	30,353	16,198
Other expenses	38,302	23,565	9,399
Total Expenses	20,849,722	11,729,387	4,593,496
Net Investment Income (Loss)	23,149,763	9,938,891	5,063,199

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and, Foreign Currency and Securities Litigation:
Net realized gain (loss) on:
Investments	(7,200,301)	(5,709,703)	(1,449,307)
Forward currency contracts	5,909,953	—	1,488,986
Futures contracts	(83,674,739)	—	(11,432,846)
Foreign currency transactions	(57,445)	—	(647,771)
Securities litigation	10,121	2,187	18,645
Net change in unrealized appreciation/depreciation on:
Investments	7,703,776	(55,753,878)	1,372,586
Swap contracts	—	(5,093,325)	—
Forward currency contracts	(298,014)	—	1,458,586
Futures contracts	(14,341,379)	—	4,984,491
Foreign currency translation	1,152,297	—	(4)
Net realized and unrealized gain (loss)	(90,795,731)	(66,554,719)	(4,206,634)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(67,645,968)	$(56,615,828)	$856,565

The accompanying notes are an integral part of these consolidated financial statements. | 67

LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Statements of Operations

Statements of Operations

Six Months Ended June 30, 2023 (Unaudited)

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend income (a)	$196,575	$3,828,616
Interest income	717,310	134,453
Broker interest income	497,574	19,498
Total Investment Income	1,411,459	3,982,567

Expenses
Management fees (Note 5)	644,173	725,056
Fund administration fees	36,931	39,856
Fund accounting fees	25,795	31,095
Trustees’ fees	3,506	4,696
Transfer agent fees and expenses	74,076	83,498
Custodian fees	22,260	3,993
Registration expenses	23,616	30,226
Rule 12b-1 fee - Class A (Note 5)	4,580	20,384
Rule 12b-1 fee - Class C (Note 5)	14,847	67,750
Legal and audit fees	13,868	14,507
Printing and mailing expenses	5,512	19,077
Other expenses	1,986	2,614
Total expenses before dividend and tax expense	871,150	1,042,752
Dividend expense on securities sold short (Note 2)	102,451	—
Tax expense	490	—
Total expenses before fee (waiver from)/recovery to Advisor	974,091	1,042,752
Fee waiver from Adviser (Note 5)	(1,914)	—
Fee recovery to Adviser (Note 5)	4,303	11,768
Net Expenses	976,480	1,054,520
Net Investment Income (Loss)	434,979	2,928,047

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Securities Litigation and Written Options:
Net realized gain (loss) on:
Investments	2,949,791	(5,931,136)
Securities sold short	(2,139,243)	—
Securities litigation	15	6
Written options	—	840,216
Net change in unrealized appreciation/depreciation on:
Investments	403,332	(1,673,541)
Securities sold short	(1,219,958)	—
Written options	—	(48,350)
Net realized and unrealized gain (loss)	(6,063)	(6,812,805)
Net Increase (Decrease) in Net Assets Resulting From Operations	$428,916	$(3,884,758)

(a) Net of issuance fees and/or foreign tax withheld of $990 and $18,722, respectively.

68 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income (loss)	$23,149,763	$2,227,233
Net realized gain (loss) on investments, forward currency contracts, futures contracts and, foreign currency transactions and securities litigation	(85,012,411)	217,759,436
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(5,783,320)	3,548,208
Increase (Decrease) in Net Assets Resulting From Operations	(67,645,968)	223,534,877

Distributions From Earnings
Class A	—	(10,262,910)
Class C	—	(6,747,377)
Class I	—	(280,869,228)
Total Distributions From Earnings	—	(297,879,515)

Capital Transactions (Note 6)
Proceeds from shares sold	448,169,811	1,751,928,516
Reinvestment of distributions	—	280,322,098
Cost of shares redeemed	(736,984,058)	(1,018,222,686)
Increase (Decrease) in Net Assets From Capital Transactions	(288,814,247)	1,014,027,928

Total Increase (Decrease) in Net Assets	(356,460,215)	939,683,290

Net Assets
Beginning of period	2,365,708,355	1,426,025,065
End of period	$2,009,248,140	$2,365,708,355

The accompanying notes are an integral part of these consolidated financial statements. | 69

LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income (loss)	$9,938,891	$(2,800,645)
Net realized gain (loss) on investments and, swap contracts and securities litigation	(5,707,516)	89,199,277
Net change in unrealized appreciation/depreciation of investments and swap contracts	(60,847,203)	(26,394,845)
Increase (Decrease) in Net Assets Resulting From Operations	(56,615,828)	60,003,787

Distributions From Earnings
Class A	$—	(18,366,655)
Class C	—	(1,315,248)
Class I	—	(117,287,898)
Total Distributions From Earnings	—	(136,969,801)

Capital Transactions (Note 6)
Proceeds from shares sold	291,618,790	935,245,962
Reinvestment of distributions	—	109,970,580
Cost of shares redeemed	(345,621,225)	(500,208,232)
Increase (Decrease) in Net Assets From Capital Transactions	(54,002,435)	545,008,310

Total Increase (Decrease) in Net Assets	(110,618,263)	468,042,296

Net Assets
Beginning of period	1,366,401,173	898,358,877
End of period	$1,255,782,910	$1,366,401,173

70 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income (loss)	$5,063,199	$533,142
Net realized gain (loss) on investments, forward currency contracts, futures contracts and, foreign currency transactions and securities litigation	(12,022,293)	80,488,966
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	7,815,659	980,928
Increase (Decrease) in Net Assets Resulting From Operations	856,565	82,003,036

Distributions From Earnings
Class A	—	(4,313,334)
Class C	—	(2,917,130)
Class I	—	(75,091,417)
Total Distributions to Shareholders	—	(82,321,881)

Capital Transactions (Note 6)
Proceeds from shares sold	124,258,321	557,137,124
Reinvestment of distributions	—	79,164,885
Cost of shares redeemed	(120,776,119)	(397,692,597)
Increase (Decrease) in Net Assets From Capital Transactions	3,482,202	238,609,412

Total Increase (Decrease) in Net Assets	4,338,767	238,290,567

Net Assets
Beginning of period	504,731,611	266,441,044
End of period	$509,070,378	$504,731,611

The accompanying notes are an integral part of these consolidated financial statements. | 71

LoCorr Dynamic Opportunity Fund – Statements of Changes in Net Assets

LoCorr Dynamic Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income (loss)	$434,979	$(278,064)
Net realized gain (loss) on investments, securities sold short, and securities litigation	810,563	(2,049,922)
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts, foreign currency translation and written options	(816,626)	899,331
Increase (Decrease) in Net Assets Resulting From Operations	428,916	(1,428,655)

Distributions From Earnings
Class A	—	(47,218)
Class C	—	(44,543)
Class I	—	(961,093)
Total Distributions From Earnings	—	(1,052,854)

Capital Transactions (Note 6)
Proceeds from shares sold	46,733,742	67,981,118
Reinvestment of distributions	—	896,687
Cost of shares redeemed	(45,307,831)	(8,870,439)
Increase (Decrease) in Net Assets From Capital Transactions	1,425,911	60,007,366

Total Increase (Decrease) in Net Assets	1,854,827	57,525,857

Net Assets
Beginning of period	82,034,548	24,508,691
End of period	$83,889,375	$82,034,548

72 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Statements of Changes in Net Assets

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income (loss)	$2,928,047	$2,574,857
Net realized gain (loss) on investments, securities litigation and written options	(5,090,914)	(5,792,599)
Net change in unrealized appreciation/depreciation of investments and written options	(1,721,891)	(9,264,535)
Increase (Decrease) in Net Assets Resulting From Operations	(3,884,758)	(12,482,277)

Distributions From:
Earnings:
Class A	(684,933)	(393,790)
Class C	(496,786)	(395,976)
Class I	(3,503,820)	(1,890,981)
Return of capital:
Class A	—	(685,406)
Class C	—	(689,211)
Class I	—	(3,291,317)
Total Distributions	(4,685,539)	(7,346,681)

Capital Transactions (Note 6)
Proceeds from shares sold	18,545,481	88,064,098
Reinvestment of distributions	3,765,139	5,849,032
Cost of shares redeemed	(29,966,785)	(33,428,482)
Redemption fees	5,283	20,548
Increase (Decrease) in Net Assets From Capital Transactions	(7,650,882)	60,505,196

Total Increase (Decrease) in Net Assets	(16,221,179)	40,676,238

Net Assets
Beginning of period	116,483,336	75,807,098
End of period	$100,262,157	$116,483,336

The accompanying notes are an integral part of these financial statements. | 73

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$8.15	$8.13	$8.53	$8.56	$7.95	$8.64

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	(0.01)	(0.10)	(0.04)	0.02	0.00 (c)
Net realized and unrealized gain (loss)(b)	(0.32)	1.21	0.09	0.49	0.98	(0.46)
Total from Investment Operations	(0.24)	1.20	(0.01)	0.45	1.00	(0.46)

Distributions From Earnings:
Net investment income	—	(0.24)	(0.39)	(0.39)	(0.16)	(0.10)
Net realized gains	—	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	—	(1.18)	(0.39)	(0.48)	(0.39)	(0.23)

Net Asset Value, End of Period	$7.91	$8.15	$8.13	$8.53	$8.56	$7.95

Total Investment Return(d)	(2.94)%	15.01%	(0.15)%	5.41%	12.52%	(5.36)%

Net Assets, End of Period, in Thousands	$79,308	$79,936	$84,981	$77,035	$53,320	$55,075

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.14%	2.13%	2.15%	2.17%	2.16%	2.25%
After expense waiver or recovery	2.14%	2.13%	2.15%	2.18%	2.24%	2.24%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.91%	(0.11)%	(1.10)%	(0.49)%	0.32%	0.03%
After expense waiver or recovery	1.91%	(0.11)%	(1.10)%	(0.50)%	0.24%	0.04%

Portfolio turnover rate(e)	46%	76%	75%	56%	84%	105%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

74 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$7.67	$7.72	$8.11	$8.15	$7.62	$8.27

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	(0.07)	(0.15)	(0.10)	(0.04)	(0.06)
Net realized and unrealized gain (loss)(b)	(0.29)	1.14	0.08	0.47	0.92	(0.43)
Total from Investment Operations	(0.25)	1.07	(0.07)	0.37	0.88	(0.49)

Distributions From Earnings:
Net investment income	—	(0.18)	(0.32)	(0.32)	(0.12)	(0.03)
Net realized gains	—	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	—	(1.12)	(0.32)	(0.41)	(0.35)	(0.16)

Net Asset Value, End of Period	$7.42	$7.67	$7.72	$8.11	$8.15	$7.62

Total Investment Return(c)	(3.26)%	14.17%	(0.91)%	4.69%	11.57%	(5.98)%

Net Assets, End of Period, in Thousands	$42,824	$51,327	$34,789	$43,684	$47,205	$53,148

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.89%	2.88%	2.90%	2.92%	2.91%	3.00%
After expense waiver or recovery	2.89%	2.88%	2.90%	2.93%	2.99%	2.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.16%	(0.86)%	(1.85)%	(1.24)%	(0.43)%	(0.72)%
After expense waiver or recovery	1.16%	(0.86)%	(1.85)%	(1.25)%	(0.51)%	(0.71)%

Portfolio turnover rate(d)	46%	76%	75%	56%	84%	105%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 75

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$8.31	$8.27	$8.67	$8.69	$8.07	$8.77

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.01	(0.08)	(0.02)	0.04	0.02
Net realized and unrealized gain (loss)(b)	(0.32)	1.23	0.09	0.50	0.99	(0.47)
Total from Investment Operations	(0.23)	1.24	0.01	0.48	1.03	(0.45)

Distributions From Earnings:
Net investment income	—	(0.26)	(0.41)	(0.41)	(0.18)	(0.12)
Net realized gains	—	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	—	(1.20)	(0.41)	(0.50)	(0.41)	(0.25)

Net Asset Value, End of Period	$8.08	$8.31	$8.27	$8.67	$8.69	$8.07

Total Investment Return	(2.88)%	15.40%	0.08%	5.70%	12.72%	(5.08)%

Net Assets, End of Period, in Thousands	$1,887,116	$2,234,445	$1,306,255	$1,063,447	$726,061	$445,858

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.89%	1.88%	1.90%	1.92%	1.91%	2.00%
After expense waiver or recovery	1.89%	1.88%	1.90%	1.93%	1.99%	1.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.16%	0.14%	(0.85)%	(0.24)%	0.57%	0.28%
After expense waiver or recovery	2.16%	0.14%	(0.85)%	(0.25)%	0.49%	0.29%

Portfolio turnover rate(c)	46%	76%	75%	56%	84%	105%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

76 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022		2021		2020		2019	2018
Per Share
Net asset value, beginning of period	$10.10	$10.58		$9.89		$9.26		$9.90	$9.71

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06	(0.05)		(0.14)		(0.07)		0.05	0.02
Net realized and unrealized gain (loss)(b)	(0.49)	0.66		1.57		0.96		(0.67)	1.39
Total from Investment Operations	(0.43)	0.61		1.43		0.89		(0.62)	1.41

Distributions From Earnings:
Net investment income	—	(1.09)		(0.74)		(0.26)		(0.02)	(1.22)
Net realized gains	—	—		—		(0.00	)(c)	—	—
Total Distributions	—	(1.09)		(0.74)		(0.26)		(0.02)	(1.22)

Net Asset Value, End of Period	$9.67	$10.10		$10.58		$9.89		$9.26	$9.90

Total Investment Return(d)	(4.26)%	5.84%		14.55%		9.66%		(6.24)%	15.05%

Net Assets, End of Period, in Thousands	$208,232	$187,553		$35,149		$26,546		$45,513	$68,719

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.92%	2.00	%(f)	2.08	%(f)	2.08	%(f)	2.11%	2.16%
After expense waiver or recovery	1.92%	2.00	%(f)	2.08	%(f)	2.08	%(f)	2.14%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.25%	(0.46	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.57%	0.22%
After expense waiver or recovery	1.25%	(0.46	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.54%	0.18%

Portfolio turnover rate(g)	38%	90%		66%		60%		103%	92%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(f)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 77

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022		2021		2020		2019		2018
Per Share
Net asset value, beginning of period	$9.58	$10.08		$9.47		$8.89		$9.55		$9.41

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	(0.13)		(0.21)		(0.13)		(0.02)		(0.06)
Net realized and unrealized gain (loss)(b)	(0.46)	0.63		1.50		0.91		(0.64)		1.35
Total from Investment Operations	(0.44)	0.50		1.29		0.78		(0.66)		1.29

Distributions From Earnings:
Net investment income	—	(1.00)		(0.68)		(0.20)		(0.00	)(c)	(1.15)
Net realized gains	—	—		—		(0.00	)(c)	—		—
Total Distributions	—	(1.00)		(0.68)		(0.20)		(0.00)		(1.15)

Net Asset Value, End of Period	$9.14	$9.58		$10.08		$9.47		$8.89		$9.55

Total Investment Return(d)	(4.59)%	5.03%		13.66%		8.83%		(6.90)%		14.20%

Net Assets, End of Period, in Thousands	$11,549	$13,384		$11,058		$7,938		$6,645		$6,503

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.67%	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.86%		2.91%
After expense waiver or recovery	2.67%	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.89%		2.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.50%	(1.21	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.18)%		(0.53)%
After expense waiver or recovery	0.50%	(1.21	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.21)%		(0.57)%

Portfolio turnover rate(g)	38%	90%		66%		60%		103%		92%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(f)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

78 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class I

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022		2021		2020		2019	2018
Per Share
Net asset value, beginning of period	$10.26	$10.72		$10.00		$9.38		$10.03	$9.81

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	(0.02)		(0.11)		(0.04)		0.08	0.05
Net realized and unrealized gain (loss)(b)	(0.50)	0.66		1.59		0.95		(0.68)	1.41
Total from Investment Operations	(0.42)	0.64		1.48		0.91		(0.60)	1.46

Distributions From Earnings:
Net investment income	—	(1.10)		(0.76)		(0.29)		(0.05)	(1.24)
Net realized gains	—	—		—		(0.00	)(c)	—	—
Total Distributions	—	(1.10)		(0.76)		(0.29)		(0.05)	(1.24)

Net Asset Value, End of Period	$9.84	$10.26		$10.72		$10.00		$9.38	$10.03

Total Investment Return	(4.09)%	6.06%		14.82%		9.91%		(5.97)%	15.40%

Net Assets, End of Period, in Thousands	$1,036,002	$1,165,464		$852,152		$443,351		$203,887	$181,804

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.67%	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.86%	1.91%
After expense waiver or recovery	1.67%	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.89%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.50%	(0.21	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.82%	0.47%
After expense waiver or recovery	1.50%	(0.21	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.79%	0.43%

Portfolio turnover rate(f)	38%	90%		66%		60%		103%	92%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(e)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 79

LoCorr Market Trend Fund – Consolidated Financial Highlights – Class A

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$12.55	$11.41	$11.70	$11.19	$9.52	$11.03

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	(0.01)	(0.13)	(0.06)	0.01	(0.03)
Net realized and unrealized gain (loss)(b)	(0.08)	3.34	0.22	0.57	1.74	(1.48)
Total from Investment Operations	0.03	3.33	0.09	0.51	1.75	(1.51)

Distributions From Earnings:
Net investment income	—	(0.53)	(0.38)	—	(0.08)	—
Net realized gains	—	(1.66)	—	—	—	—
Total Distributions	—	(2.19)	(0.38)	—	(0.08)	—

Net Asset Value, End of Period	$12.58	$12.55	$11.41	$11.70	$11.19	$9.52

Total Investment Return(c)	0.24%	29.59%	0.87%	4.47%	18.33%	(13.69)%

Net Assets, End of Period, in Thousands	$29,552	$27,903	$15,109	$16,952	$21,966	$32,082

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	2.02%	2.00%	2.02%	2.04%	2.02%	1.99%

Ratio of net investment income (loss) to average net assets:	1.82%	(0.10)%	(1.10)%	(0.52)%	0.14%	(0.24)%

Portfolio turnover rate(d)	47%	100%	110%	125%	119%	91%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

80 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$11.95	$11.02	$11.30	$10.89	$9.28	$10.83

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06	(0.12)	(0.22)	(0.13)	(0.06)	(0.10)
Net realized and unrealized gain (loss)(b)	(0.08)	3.23	0.23	0.54	1.67	(1.45)
Total from Investment Operations	(0.02)	3.11	0.01	0.41	1.61	(1.55)

Distributions From Earnings:
Net investment income	—	(0.52)	(0.29)	—	—	—
Net realized gains	—	(1.66)	—	—	—	—
Total Distributions	—	(2.18)	(0.29)	—	—	—

Net Asset Value, End of Period	$11.93	$11.95	$11.02	$11.30	$10.89	$9.28

Total Investment Return(c)	(0.17)%	28.67%	0.05%	3.76%	17.35%	(14.31)%

Net Assets, End of Period, in Thousands	$23,582	$19,569	$10,825	$13,170	$16,320	$23,417

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	2.77%	2.75%	2.77%	2.79%	2.77%	2.74%

Ratio of net investment income (loss) to average net assets:	1.07%	(0.85)%	(1.85)%	(1.27)%	(0.61)%	(0.99)%

Portfolio turnover rate(d)	47%	100%	110%	125%	119%	91%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 81

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$12.61	$11.45	$11.74	$11.23	$9.60	$11.09

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.02	(0.10)	(0.03)	0.04	0.00 (c)
Net realized and unrealized gain (loss)(b)	(0.09)	3.36	0.22	0.57	1.74	(1.49)
Total from Investment Operations	0.04	3.38	0.12	0.54	1.78	(1.49)

Distributions From Earnings:
Net investment income	—	(0.56)	(0.41)	(0.03)	(0.15)	—
Net realized gains	—	(1.66)	—	—	—	—
Total Distributions	—	(2.22)	(0.41)	(0.03)	(0.15)	—

Net Asset Value, End of Period	$12.65	$12.61	$11.45	$11.74	$11.23	$9.60

Total Investment Return	0.32%	29.94%	1.04%	4.81%	18.53%	(13.44)%

Net Assets, End of Period, in Thousands	$455,936	$457,260	$240,507	$225,995	$234,919	$287,702

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	1.77%	1.75%	1.77%	1.79%	1.77%	1.74%

Ratio of net investment income (loss) to average net assets:	2.07%	0.15%	(0.85)%	(0.27)%	0.39%	0.01%

Portfolio turnover rate(d)	47%	100%	110%	125%	119%	91%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

82 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class A

LoCorr Dynamic Opportunity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$11.22	$12.46	$11.62	$11.20	$9.92	$11.82

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	(0.09)	(0.23)	(0.20)	(0.19)	(0.25)
Net realized and unrealized gain (loss)(b)	0.05	(1.00)	1.85	0.62	1.51	(1.26)
Total from Investment Operations	0.09	(1.09)	1.62	0.42	1.32	(1.51)

Distributions From Earnings:
Net realized gains	—	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	—	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Period	$11.31	$11.22	$12.46	$11.62	$11.20	$9.92

Total Investment Return(c)	0.80%	(9.18)%	14.38%	3.75%	13.40%	(12.87)%

Net Assets, End of Period, in Thousands	$3,763	$3,534	$4,010	$3,828	$6,744	$8,473

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.47%	2.82%	3.90%	4.51%	3.73%	3.40%
After expense waiver or recovery	2.48%	2.51%	2.67%	3.15%	3.02%	3.21%

Ratio of expenses to average net assets (excluding dividend, interest and tax expense):
Before expense waiver or recovery	2.23%	2.55%	3.47%	3.60%	2.95%	3.20%
After expense waiver or recovery	2.24%	2.24%	2.24%	2.24%	2.24%	3.01%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.82%	(1.08)%	(3.02)%	(3.31)%	(2.44)%	(2.39)%
After expense waiver or recovery	0.81%	(0.77)%	(1.79)%	(1.95)%	(1.73)%	(2.20)%

Portfolio turnover rate(d)	436%	686%	506%	953%	300%	449%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 83

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class C

LoCorr Dynamic Opportunity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$10.33	$11.58	$10.93	$10.62	$9.47	$11.39

Income (loss) from investment operations:
Net investment income (loss)(a)	—	(0.16)	(0.31)	(0.26)	(0.26)	(0.32)
Net realized and unrealized gain (loss)(b)	0.06	(0.94)	1.74	0.57	1.45	(1.21)
Total from Investment Operations	0.06	(1.10)	1.43	0.31	1.19	(1.53)

Distributions From Earnings:
Net realized gains	—	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	—	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Period	$10.39	$10.33	$11.58	$10.93	$10.62	$9.47

Total Investment Return(c)	0.39%	(9.80)%	13.46%	2.92%	12.54%	(13.45)%

Net Assets, End of Period, in Thousands	$2,945	$3,086	$2,786	$2,436	$4,031	$5,255

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.22%	3.57%	4.65%	5.26%	4.48%	4.15%
After expense waiver or recovery	3.23%	3.26%	3.42%	3.90%	3.77%	3.96%

Ratio of expenses to average net assets (excluding dividend, interest and tax expense):
Before expense waiver or recovery	2.98%	2.30%	4.22%	4.35%	3.70%	3.95%
After expense waiver or recovery	2.99%	2.99%	2.99%	2.99%	2.99%	3.76%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.07%	(1.83)%	(3.77)%	(4.06)%	(3.19)%	(3.14)%
After expense waiver or recovery	0.06%	(1.52)%	(2.54)%	(2.70)%	(2.48)%	(2.95)%

Portfolio turnover rate(d)	436%	686%	506%	953%	300%	449%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

84 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class I

LoCorr Dynamic Opportunity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$11.54	$12.77	$11.86	$11.41	$10.07	$11.96

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06	(0.06)	(0.20)	(0.17)	(0.17)	(0.23)
Net realized and unrealized gain (loss)(b)	0.06	(1.02)	1.89	0.62	1.55	(1.27)
Total from Investment Operations	0.12	(1.08)	1.69	0.45	1.38	(1.50)

Distributions From Earnings:
Net realized gains	—	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	—	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Period	$11.66	$11.54	$12.77	$11.86	$11.41	$10.07

Total Investment Return	0.87%	(8.80)%	14.58%	4.03%	13.68%	(12.55)%

Net Assets, End of Period, in Thousands	$77,181	$75,415	$17,713	$11,809	$16,923	$16,545

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.22%	2.57%	3.65%	4.26%	3.48%	3.15%
After expense waiver or recovery	2.23%	2.26%	2.42%	2.90%	2.77%	2.96%

Ratio of expenses to average net assets (excluding dividend, interest and tax expense):
Before expense waiver or recovery	1.98%	2.30%	3.22%	3.35%	2.70%	2.95%
After expense waiver or recovery	1.99%	1.99%	1.99%	1.99%	1.99%	2.76%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.07%	(0.83)%	(2.77)%	(3.06)%	(2.19)%	(2.14)%
After expense waiver or recovery	1.06%	(0.52)%	(1.54)%	(1.70)%	(1.48)%	(1.95)%

Portfolio turnover rate(c)	436%	686%	506%	953%	300%	449%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 85

LoCorr Spectrum Income Fund – Financial Highlights – Class A

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$5.76	$6.98	$6.15	$6.89	$6.26	$7.39

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.17	0.08	0.12	0.13	0.22
Net realized and unrealized gain (loss)(b)	(0.33)	(0.93)	1.21	(0.40)	1.00	(0.78)
Total from Investment Operations	(0.19)	(0.76)	1.29	(0.28)	1.13	(0.56)

Distributions From:
Net investment income	(0.23)	(0.17)	(0.28)	(0.18)	(0.12)	(0.26)
Return of capital	—	(0.29)	(0.18)	(0.28)	(0.38)	(0.31)
Total Distributions	(0.23)	(0.46)	(0.46)	(0.46)	(0.50)	(0.57)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$5.34	$5.76	$6.98	$6.15	$6.89	$6.26

Total Investment Return(d)	(3.35)%	(11.31)%	21.33%	(2.75)%	18.37%	(8.22)%

Net Assets, End of Period, in Thousands	$16,478	$15,696	$13,838	$13,635	$25,192	$22,610

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.96%	2.02%	2.06%	2.19%	2.02%	1.98%
After expense waiver or recovery	1.98%	2.09%	2.05%	2.06%	2.02%	1.98%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.96%	1.98%	2.06%	2.18%	2.02%	1.98%
After expense waiver or recovery	1.98%	2.05%	2.05%	2.04%	2.02%	1.98%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	5.18%	2.63%	1.21%	1.93%	1.94%	3.01%
After expense waiver or recovery	5.16%	2.56%	1.22%	2.07%	1.94%	3.01%

Portfolio turnover rate(f)	19%	50%	53%	88%	75%	82%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

86 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$5.83	$7.05	$6.21	$6.96	$6.31	$7.42

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.12	0.03	0.07	0.08	0.16
Net realized and unrealized gain (loss)(b)	(0.33)	(0.92)	1.23	(0.40)	1.01	(0.77)
Total from Investment Operations	(0.21)	(0.80)	1.26	(0.33)	1.09	(0.61)

Distributions From:
Net investment income	(0.21)	(0.15)	(0.26)	(0.17)	(0.10)	(0.23)
Return of capital	—	(0.27)	(0.16)	(0.25)	(0.34)	(0.27)
Total Distributions	(0.21)	(0.42)	(0.42)	(0.42)	(0.44)	(0.50)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$5.41	$5.83	$7.05	$6.21	$6.96	$6.31

Total Investment Return(d)	(3.71)%	(11.83)%	20.47%	(3.70)%	17.59%	(8.85)%

Net Assets, End of Period, in Thousands	$12,118	$14,617	$17,777	$13,295	$18,645	$18,092

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.71%	2.77%	2.81%	2.94%	2.77%	2.73%
After expense waiver or recovery	2.73%	2.84%	2.80%	2.81%	2.77%	2.73%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.71%	2.73%	2.81%	2.93%	2.77%	2.73%
After expense waiver or recovery	2.73%	2.80%	2.80%	2.79%	2.77%	2.73%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	4.43%	1.88%	0.46%	1.18%	1.19%	2.26%
After expense waiver or recovery	4.41%	1.81%	0.47%	1.32%	1.19%	2.26%

Portfolio turnover rate(f)	19%	50%	53%	88%	75%	82%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements. | 87

LoCorr Spectrum Income Fund - Financial Highlights – Class I

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2023*	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of period	$5.74	$6.95	$6.13	$6.88	$6.25	$7.38

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.18	0.10	0.13	0.15	0.24
Net realized and unrealized gain (loss)(b)	(0.33)	(0.91)	1.20	(0.40)	1.00	(0.77)
Total from Investment Operations	(0.18)	(0.73)	1.30	(0.27)	1.15	(0.53)

Distributions From:
Net investment income	(0.24)	(0.18)	(0.29)	(0.19)	(0.12)	(0.27)
Return of capital	—	(0.30)	(0.19)	(0.29)	(0.40)	(0.33)
Total Distributions	(0.24)	(0.48)	(0.48)	(0.48)	(0.52)	(0.60)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$5.32	$5.74	$6.95	$6.13	$6.88	$6.25

Total Investment Return	(3.22)%	(10.99)%	21.53%	(2.60)%	18.74%	(7.91)%

Net Assets, End of Period, in Thousands	$71,666	$86,170	$44,192	$21,215	$30,049	$27,618

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.71%	1.77%	1.81%	1.94%	1.77%	1.73%
After expense waiver or recovery	1.73%	1.84%	1.80%	1.81%	1.77%	1.73%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.71%	1.73%	1.81%	1.93%	1.77%	1.73%
After expense waiver or recovery	1.73%	1.80%	1.80%	1.79%	1.77%	1.73%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	5.43%	2.88%	1.46%	2.18%	2.19%	3.26%
After expense waiver or recovery	5.41%	2.81%	1.47%	2.32%	2.19%	3.26%

Portfolio turnover rate(e)	19%	50%	53%	88%	75%	82%

*	All ratios have been annualized except total investment return and portfolio turnover.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

88 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

June 30, 2023 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Opportunity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2023, investments in LCMFS, LCLSCS and LCMT represented 0.86%, 21.53% and 1.98% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary area “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC- mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum

| 89

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Opportunity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

90 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●

securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●

securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●

For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies. The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$92,412,084	$—	$92,412,084
Corporate Bonds	—	174,013,540	—	174,013,540
Mortgage Backed Securities	—	148,517,445	—	148,517,445
Municipal Bonds	—	11,796,536	—	11,796,536
U.S. Government Agency Issues	—	72,403,381	—	72,403,381
U.S. Government Notes	—	320,655,811	—	320,655,811
Short Term Investments	48,149,123	992,538,343	—	1,040,687,466
Total Investments	$48,149,123	$1,812,337,140	$—	$1,860,486,263

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Security Classification	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$940,141	$—	$940,141
Sale	—	2,824,213	—	2,824,213
Total Forward Currency Contracts	—	3,764,354	—	3,764,354
Futures Contracts
Long	$6,627,340	$—	$—	$6,627,340
Short	18,320,244	—	—	18,320,244
Total Futures Contracts	24,947,584	—	—	24,947,584
Total Other Financial Instruments	$24,947,584	$3,764,354	$—	$28,711,938

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2023.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2023:

Security Classification	Level 1	Level 2	Level 3	NAV as Practical Expedient	Total
Investments
Asset Backed Securities	$—	$54,817,569	$—	$—	$54,817,569
Commodity Pool	—	—	—	169,128,765	169,128,765
Corporate Bonds	—	108,938,113	—	—	108,938,113
Mortgage Backed Securities	—	86,067,592	—	—	86,067,592
Municipal Bonds	—	4,308,470	—	—	4,308,470
U.S. Government Agency Issues	—	60,981,870	—	—	60,981,870
U.S. Government Notes	—	185,046,446	—	—	185,046,446
Short Term Investments	70,972,285	418,172,622	—	—	489,144,907
Total Investments	$70,972,285	$918,332,682	$—	$169,128,765	$1,158,433,732

Swap Contracts*
Long Total Return Swap Contracts	$—	$92,796,316	$—	$—	$92,796,316
Total Swap Contracts	$—	$92,796,316	$—	$—	$92,796,316

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at June 30, 2023.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$24,160,476	$—	$24,160,476
Corporate Bonds	—	40,202,441	—	40,202,441
Mortgage Backed Securities	—	32,876,948	—	32,876,948
Municipal Bonds	—	2,371,666	—	2,371,666
U.S. Government Agency Issues	—	20,456,000	—	20,456,000
U.S. Government Notes	—	82,470,103	—	82,470,103
Short Term Investments	32,183,650	216,921,056	—	249,104,706
Total Investments	$32,183,650	$419,458,690	$—	$451,642,340

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Security Classification	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$316,990	$—	$316,990
Sale	—	2,116,456	—	2,116,456
Total Forward Currency Contracts	—	2,433,446	—	2,433,446
Futures Contracts
Long	$4,449,489	$—	$—	$4,449,489
Short	9,919,158	—	—	9,919,158
Total Futures Contracts	14,368,647	—	—	14,368,647
Total Other Financial Instruments	$14,368,647	$2,433,446	$—	$16,802,093

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2023.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Dynamic Opportunity Fund’s investments and securities sold short as of June 30, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$51,180,760	$—	$—	$51,180,760
Exchange Traded Fund	27,569	—	—	27,569
Real Estate Investment Trusts	2,700,126	—	—	2,700,126
Short Term Investment	25,955,902	—	—	25,955,902
Total Investments	$79,864,357	$—	$—	$79,864,357

Securities Sold Short
Common Stocks	$(18,555,795)	$—	$—	$(18,555,795)
Exchange Traded Funds	(7,239,779)	—	—	(7,239,779)
Total Securities Sold Short	$(25,795,574)	$—	$—	$(25,795,574)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Opportunity Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of June 30, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$7,747,333	$—	$—	$7,747,333
Closed-End Investment Companies	6,159,011	—	—	6,159,011
Common Stocks	41,853,921	—	—	41,853,921
Master Limited Partnerships	13,255,669	—	—	13,255,669
Preferred Stocks	6,176,297	—	—	6,176,297
Publicly Traded Partnership	1,678,423	—	—	1,678,423
Real Estate Investment Trusts	18,224,898	—	—	18,224,898
Short Term Investment	2,700,765	—	—	2,700,765
Total Investments	$97,796,317	$—	$—	$97,796,317

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Security Classification	Level 1	Level 2	Level 3	Total
Written Options
Written Call Options	$(83,248)	$—	$—	$(83,248)
Total Written Options	$(83,248)	$—	$—	$(83,248)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2023, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash at U.S. Bank, N.A. (“U.S. Bank”) to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts. See the Funds’ consolidated statements of assets and liabilities for these amounts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2023, the LoCorr Macro Strategies Fund and LCMFS, collectively, had cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged a portion of its deposit account collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of the deposit account pledged as collateral.

At June 30, 2023, the LoCorr Market Trend Fund and LCMT, collectively, cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged a portion of its deposit account as collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of the deposit account pledged as collateral.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits, which is disclosed as broker interest income on the Funds’ consolidated statements of operations.

Securities Sold Short

At June 30, 2023, the LoCorr Dynamic Opportunity Fund pledged cash with U.S. Bank as collateral for securities sold short. See the Fund’s statement of assets and liabilities for amounts.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At June 30, 2023, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank which is presented on the consolidated statements of assets and liabilities. In addition, at June 30, 2023, LCLSCS pledged a portion of its deposit account as collateral for the swap contract. See the Fund’s consolidated schedule of investments for the fair value of deposit account pledged as collateral. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At June 30, 2023, the LoCorr Spectrum Income Fund had cash and cash equivalents on deposit with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities as collateral for options. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the six months ended June 30, 2023, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Six Months Ended June 30, 2023
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$4,685,539	$—	$—

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Year Ended December 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$172,644,237	$125,235,275	$—
LoCorr Long/Short Commodities Strategy Fund	136,969,801	—	—
LoCorr Market Trend Fund	55,179,207	27,142,674	—
LoCorr Dynamic Opportunity Fund	716,754	336,100	—
LoCorr Spectrum Income Fund	2,680,748	—	4,665,933

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2023, the Funds did not have any tax positions that did not meet the “more- likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2023, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract. Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2023, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/ Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At June 30, 2023, there were illiquid securities with a value of $1,145,716, which represented 1.37% of total net assets in the LoCorr Dynamic Opportunity Fund. At June 30, 2023, there were no illiquid or restricted securities in the LoCorr Spectrum Income Fund.

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Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. Distributions from commodity pools are recorded on the effective date, based on the character determined by the underlying commodity pool. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed-end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. A Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these broker charges on a net basis as broker interest income or interest expense on the Funds’ statements of operations.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the

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United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock Index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

At June 30, 2023, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - June 30, 2023
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$12,815,472	$—	$12,815,472	$—	$—	$12,815,472
Futures contracts (a)	1,759,734	—	1,759,734	—	—	1,759,734
Total	$14,575,206	$—	$14,575,206	$—	$—	$14,575,206

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$9,051,118	$—	$9,051,118	$—	$(9,051,118)	$—
Futures contracts (a)	788,713	—	788,713	—	(788,713)	—
Total	$9,839,831	$—	$9,839,831	$—	$(9,839,831)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2023
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts	$106,909,463	$—	$106,909,463	$—	$—	$106,909,463
Total	$106,909,463	$—	$106,909,463	$—	$—	$106,909,463

*	Includes $14,113,147 of advance receipt on swap contracts.

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund - June 30, 2023
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$3,518,159	$—	$3,518,159	$—	$—	$3,518,159
Futures contracts (a)	2,214,670	—	2,214,670	—	—	2,214,670
Total	$5,732,829	$—	$5,732,829	$—	$—	$5,732,829

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$1,084,713	$—	$1,084,713	$—	$(1,084,713)	$—
Futures contracts (a)	158,670	—	158,670	—	(158,670)	—
Total	$1,243,383	$—	$1,243,383	$—	$(1,243,383)	$—

(a)	Reflects the current day variation margin and unsettled open futures contracts as separately reported within the Fund’s consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized appreciation on swap contracts or net unrealized depreciation on swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund and the non-consolidated derivative instruments for LoCorr Spectrum Income Fund as of June 30, 2023 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$5,281,363	$4,341,222	$940,141
Short	7,534,109	4,709,896	2,824,213
Total Forward Currency Contracts	12,815,472	9,051,118	3,764,354

Futures Contracts(b)
Long Contracts
Commodity	1,509,920	2,522,465	(1,012,545)
Equity	7,644,692	182,375	7,462,317
Foreign exchange	202,597	62,792	139,805
Interest rate	37,763	—	37,763
Total Long Contracts	9,394,972	2,767,632	6,627,340

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions

Short Contracts
Commodity	3,161,776	3,845,092	(683,316)
Equity	650,118	1,437,264	(787,146)
Foreign exchange	318,968	23,807	295,161
Interest rate	21,383,553	1,888,008	19,495,545
Total Short Contracts	25,514,415	7,194,171	18,320,244
Total Futures Contracts	34,909,387	9,961,803	24,947,584
Total Forward Currency Contracts and Futures Contracts	$47,724,859	$19,012,921	$28,711,938

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$92,796,316	$—	$92,796,316

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$999,233	$682,243	$316,990
Short	2,518,926	402,470	2,116,456
Total Forward Currency Contracts	3,518,159	1,084,713	2,433,446

Futures Contracts(b)
Long Contracts
Commodity	561,036	1,426,067	(865,031)
Equity	5,537,075	186,913	5,350,162
Foreign exchange	—	35,642	(35,642)
Total Long Contracts	6,098,111	1,648,622	4,449,489
Short Contracts
Commodity	$1,328,866	$2,710,846	$(1,381,980)
Equity	302,794	160,621	142,173
Interest rate	11,183,630	24,665	11,158,965
Total Short Contracts	12,815,290	2,896,132	9,919,158
Total Futures Contracts	18,913,401	4,544,754	14,368,647
Total Forward Currency Contracts and Futures Contracts	$22,431,560	$5,629,467	$16,802,093

LoCorr Spectrum Income Fund
Options
Written Options	$—	$(83,248)	$(48,350)
Total Options	$—	$(83,248)	$(48,350)

(a)

Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2023. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$5,909,953	$(298,014)
Futures Contracts
Commodity	(63,758,225)	(12,856,714)
Equity	12,625,277	24,469,866
Foreign exchange	(20,782,793)	(898,563)
Interest rate	(11,758,998)	(25,055,968)
Total Futures Contracts	(83,674,739)	(14,341,379)
Total Forward Currency Contracts and Futures Contracts	$(77,764,786)	$(14,639,393)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$—	$(5,093,325)

LoCorr Market Trend Fund
Forward Currency Contracts	$1,488,986	$1,458,586
Futures Contracts
Commodity	(17,153,879)	(3,739,830)
Equity	5,828,635	17,650,713
Foreign exchange	138,487	(8,714)
Interest rate	(246,089)	(8,917,678)
Total Futures Contracts	(11,432,846)	4,984,491
Total Forward Currency Contracts and Futures Contracts	$(9,943,860)	$6,443,077

LoCorr Spectrum Income Fund
Options
Written Options	840,216	(48,350)
Total Options	$840,216	$(48,350)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2023 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,262,209,243	$1,322,399,547
Futures Contracts	1,332,171,111	4,286,416,608

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$477,159,384	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$363,880,267	$466,899,286
Futures Contracts	489,477,207	1,862,037,054

LoCorr Spectrum Income Fund
Options	$81,485,803	$16,955,233

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales, for the six months ended June 30, 2023 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$282,456,096	$253,168,889	$111,609,845	$216,149,429
LoCorr Long/Short Commodities Strategy Fund	151,925,403	150,120,094	124,399,095	119,110,024
LoCorr Market Trend Fund	70,613,134	47,127,612	26,952,876	46,291,248
LoCorr Dynamic Opportunity Fund	—	—	219,532,836	223,296,133
LoCorr Spectrum Income Fund	—	—	20,180,851	29,796,332

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, computed daily and paid monthly as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Opportunity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*

Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

As of and for the six months ended June 30, 2023, the Funds reported the following in regards to management fees:

Fund	Management Fees For the Six Months Ended June 30, 2023	Accrued Net Management Fees as of June 30, 2023
LoCorr Macro Strategies Fund	$17,927,152	$2,773,997
LoCorr Long/Short Commodities Strategy Fund	9,620,558	1,515,206
LoCorr Market Trend Fund	3,774,894	625,155
LoCorr Dynamic Opportunity Fund	644,173	103,638
LoCorr Spectrum Income Fund	725,056	110,612

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub- advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:	LoCorr Dynamic Opportunity Fund:
Graham Capital Management, L.P.	Kettle Hill Capital Management, LLC
Millburn Ridgefield Corporation	Millrace Asset Group, Inc.
Nuveen Asset Management, LLC
Revolution Capital Management LLC
R.G. Niederhoffer Capital Management

LoCorr Long/Short Commodities Strategy Fund:	LoCorr Spectrum Income Fund:
Nuveen Asset Management, LLC	Bramshill Investments, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2023
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2023
LoCorr Market Trend Fund	1.95%	April 30, 2023
LoCorr Dynamic Opportunity Fund	1.99%	April 30, 2023
LoCorr Spectrum Income Fund	1.80%	April 30, 2023

108 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board. Reimbursements from the Fund(s) to the Adviser would not be made if doing so would cause Fund(s) to exceed current expense limitation and the limitation in effective at the time of the waiver.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Dynamic Opportunity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2023	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Period
Six Months Ended June 30, 2023	$(1,914)	$—	$(1,914)	2026
Year Ended December 31, 2022	(154,575)	—	(263,217)	2025
Year Ended December 31, 2021	(263,217)	—	(263,217)	2024
Year Ended December 31, 2020	(278,103)	4,303	(273,800)	2023
Total	$(697,809)	$—	$(806,451)

LoCorr Spectrum Income Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2023	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Six Months Ended June 30, 2023	$—	$—	$—	2026
Year Ended December 31, 2022	(9,125)	9,125	—	2025
Year Ended December 31, 2021	(2,644)	2,644	—	2024
Year Ended December 31, 2020	—	0	—	2023
Total	$(11,769)	$11,769	$—

At June 30, 2023, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate not to exceed 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate not to exceed 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

Sales Charges

Contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceed of sales of Fund shares from redemption proceeds prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the following table for the six months ended June 30, 2023.

Fund	Class A CDSC Retained by Distributor	Class C CDSC Retained by Distributor
LoCorr Macro Strategies Fund	$ —	$ 6,059
LoCorr Long/Short Commodities Strategy Fund	—	1,208
LoCorr Market Trend Fund	—	10,811
LoCorr Dynamic Opportunity Fund	—	470
LoCorr Spectrum Income Fund	—	738

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

6. Fund Shares

At June 30, 2023 there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund - Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	1,881,841	$14,990,649	3,718,727	$33,874,831
Reinvestment of Distributions	—	—	1,242,991	9,894,206
Shares Redeemed	(1,668,876)	(13,243,781)	(5,605,764)	(47,818,163)
	212,965	$1,746,868	(644,046)	$(4,049,126)
Beginning Shares	9,808,182		10,452,228
Ending Shares	10,021,147		9,808,182

LoCorr Macro Strategies Fund - Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	519,217	$3,896,694	2,808,722	$24,616,463
Reinvestment of Distributions	—	—	888,498	6,663,735
Shares Redeemed	(1,439,812)	(10,800,620)	(1,511,710)	(12,660,740)
	(920,595)	$(6,903,926)	2,185,510	$18,619,458
Beginning Shares	6,691,398		4,505,888
Ending Shares	5,770,803		6,691,398

LoCorr Macro Strategies Fund - Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	52,792,007	$429,282,468	183,173,847	$1,693,437,222
Reinvestment of Distributions	—	—	32,483,271	263,764,157
Shares Redeemed	(88,093,439)	(712,939,657)	(104,774,262)	(957,743,783)
	(35,301,432)	$(283,657,189)	110,882,856	$999,457,596
Beginning Shares	268,773,630		157,890,774
Ending Shares	233,472,198		268,773,630
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$(288,814,247)		$1,014,027,928

LoCorr Long/Short Commodities Strategy Fund - Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	3,802,461	$37,769,325	14,948,929	$165,514,327
Reinvestment of Distributions	—	—	1,781,374	17,884,998
Shares Redeemed	(847,515)	(8,424,107)	(1,478,589)	(16,073,870)
	2,954,946	$29,345,218	15,251,714	$167,325,455
Beginning Shares	18,572,666		3,320,952
Ending Shares	21,527,612		18,572,666

110 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Long/Short Commodities Strategy Fund - Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	48,184	$455,808	455,799	$4,755,955
Reinvestment of Distributions	—	—	126,477	1,205,323
Shares Redeemed	(182,068)	(1,718,881)	(281,675)	(2,893,417)
	(133,884)	$(1,263,073)	300,601	$3,067,861
Beginning Shares	1,397,102		1,096,501
Ending Shares	1,263,218		1,397,102

LoCorr Long/Short Commodities Strategy Fund - Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	24,926,722	$253,393,657	68,854,599	$764,975,680
Reinvestment of Distributions	—	—	8,909,829	90,880,259
Shares Redeemed	(33,242,385)	(335,478,237)	(43,617,269)	(481,240,945)
	(8,315,663)	$(82,084,580)	34,147,159	$374,614,994
Beginning Shares	113,629,725		79,482,566
Ending Shares	105,314,062		113,629,725
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$(54,002,435)		$545,008,310

LoCorr Market Trend Fund - Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	408,961	$5,155,026	1,178,542	$17,579,997
Reinvestment of Distributions	—	—	342,409	4,197,938
Shares Redeemed	(282,355)	(3,457,347)	(622,589)	(8,726,213)
	126,606	$1,697,679	898,362	$13,051,722
Beginning Shares	2,222,771		1,324,409
Ending Shares	2,349,377		2,222,771

LoCorr Market Trend Fund - Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	526,047	$6,308,686	760,227	$10,799,750
Dividends Reinvested	—	—	242,029	2,826,897
Shares Redeemed	(186,933)	(2,177,944)	(347,625)	(4,728,902)
	339,114	$4,130,742	654,631	$8,897,745
Beginning Shares	1,636,965		982,334
Ending Shares	1,976,079		1,636,965

LoCorr Market Trend Fund - Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	9,053,579	$112,794,609	36,052,865	$528,757,377
Reinvestment of Distributions	—	—	5,855,523	72,140,050
Shares Redeemed	(9,274,073)	(115,140,828)	(26,662,847)	(384,237,482)
	(220,494)	$(2,346,219)	15,245,541	$216,659,945
Beginning Shares	36,249,598		21,004,057
Ending Shares	36,029,104		36,249,598
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$3,482,202		$238,609,412

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Dynamic Opportunity Fund - Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	37,654	$423,636	101,003	$1,131,973
Reinvestment of Distributions	—	—	3,091	34,645
Shares Redeemed	(20,152)	(224,044)	(110,930)	(1,278,381)
	17,502	$199,592	(6,836)	$(111,763)
Beginning Shares	315,067		321,903
Ending Shares	332,569		315,067

LoCorr Dynamic Opportunity Fund - Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	3,741	$38,494	112,861	$1,203,013
Reinvestment of Distributions	—	—	4,142	42,783
Shares Redeemed	(18,759)	(191,440)	(59,043)	(622,346)
	(15,018)	$(152,946)	57,960	$623,450
Beginning Shares	298,608		240,648
Ending Shares	283,590		298,608

LoCorr Dynamic Opportunity Fund - Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	3,996,786	$46,271,612	5,670,275	$65,646,132
Reinvestment of Distributions	—	—	70,993	819,259
Shares Redeemed	(3,909,401)	(44,892,347)	(595,202)	(6,969,712)
	87,385	$1,379,265	5,146,066	$59,495,679
Beginning Shares	6,533,274		1,387,208
Ending Shares	6,620,659		6,533,274
LoCorr Dynamic Opportunity Fund
Total Net Increase (Decrease)		$1,425,911		$60,007,366

LoCorr Spectrum Income Fund - Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	494,311	$2,789,866	1,040,690	$6,787,508
Reinvestment of Distributions	91,825	508,116	116,828	742,252
Shares Redeemed	(225,501)	(1,246,817)	(417,030)	(2,720,502)
Redemption Fees	—	868	—	3,102
	360,635	$2,052,033	740,488	$4,812,360
Beginning Shares	2,724,234		1,983,746
Ending Shares	3,084,869		2,724,234

LoCorr Spectrum Income Fund - Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	60,256	$352,712	574,298	$3,883,712
Reinvestment of Distributions	70,352	395,391	131,828	854,654
Shares Redeemed	(397,712)	(2,237,161)	(718,785)	(4,667,557)
Redemption Fees	—	639	—	3,557
	(267,104)	$(1,488,419)	(12,659)	$74,366
Beginning Shares	2,508,107		2,520,766
Ending Shares	2,241,003		2,508,107

112 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Spectrum Income Fund - Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	2,718,360	$15,402,903	12,114,713	$77,392,878
Reinvestment of Distributions	517,306	2,861,632	675,814	4,252,126
Shares Redeemed	(4,773,396)	(26,482,807)	(4,141,178)	(26,040,423)
Redemption Fees	—	3,776	—	13,889
	(1,537,730)	$(8,214,496)	8,649,349	$55,618,470
Beginning Shares	15,006,457		6,357,108
Ending Shares	13,468,727		15,006,457
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$(7,650,882)		$60,505,196

Conversion Feature

Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in the Funds’ prospectus, automatically convert to Class A shares in the month of the 8-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

7. Federal Tax Information

At December 31, 2022, the components of distributable earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund(2)	LoCorr Long/Short Commodities Strategy Fund(2)	LoCorr Market Trend Fund(2)
Tax cost of portfolio	$2,245,681,289	$1,461,103,655	$441,320,615

Gross unrealized appreciation	$18,792,407	$124,114,282	$5,151,168
Gross unrealized depreciation	(49,502,752)	(74,469,843)	(16,611,241)
Net unrealized appreciation (depreciation)	(30,710,345)	49,644,439	(11,460,073)
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	—	—
Total earnings accumulated	—	—	—
Other accumulated losses	(99,407,405)	(12,774,680)	(10,657,569)
Total distributable earnings (accumulated losses)	$(130,117,750)	$36,869,759	$(22,117,642)

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$100,991,337	$117,082,640

Gross unrealized appreciation	$3,819,925	$10,909,351
Gross unrealized depreciation	(3,742,318)	(9,857,779)
Net unrealized appreciation	77,607	1,051,572
Undistributed ordinary income	204,090	—
Undistributed long-term capital gains	12,650	—
Total earnings accumulated	216,740	—
Other accumulated losses	(1,885,538)	(38,469,491)
Total distributable earnings (accumulated losses)	$(1,591,191)	$(37,417,919)

(1)	Total Portfolio represents aggregate amounts of each Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.

(2)	Tax Cost is presented on a non-consolidated basis and includes each Fund’s investment in the respective CFC and the unrealized appreciation and depreciation associated with those investments.

| 113

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, investments in partnerships and other temporary differences.

At December 31, 2022, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Long/Short Commodities Strategy Fund	$7,149,841	$5,624,839	Indefinitely
LoCorr Spectrum Income Fund	16,552,811	21,180,950	Indefinitely

During the year ended December 31, 2022, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund utilized unlimited capital loss carryover of $53,118,461 and $23,459,333, respectively. The LoCorr Long/Short Commodities Strategy Fund, LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2022.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 8, 2023. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (8.00% as of June 30, 2023).

The Funds did not utilize the Line of Credit for the six months ended June 30, 2023.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2023.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

		Distribution Amount per Share Class
Dividend Declaration Date (a)	Shareholder of Record Date	Class A	Class C	Class I
July 31, 2023	July 28, 2023	$0.0386	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2023 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements

114 |

LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

June 30, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 through June 30, 2023).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

| 115

LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2023 (Unaudited)

				Actual		Hypothetical (5% gross annual return)
Fund	Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period [1,2,3]	Ending Account Value June 30, 2023	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
	A	2.14%	$1,000.00	$970.60	$10.46	$1,014.18	$10.69
	C	2.89%	$1,000.00	$967.40	$14.10	$1,010.46	$14.41
	I	1.89%	$1,000.00	$971.20	$9.24	$1,015.42	$9.44

LoCorr Long/Short Commodities Strategy Fund
	A	1.92%	$1,000.00	$957.40	$9.32	$1,015.27	$9.59
	C	2.67%	$1,000.00	$954.10	$12.94	$1,011.55	$13.32
	I	1.67%	$1,000.00	$959.10	$8.11	$1,016.51	$8.35

LoCorr Market Trend Fund
	A	2.02%	$1,000.00	$1,002.40	$10.03	$1,014.78	$10.09
	C	2.77%	$1,000.00	$998.30	$13.72	$1,011.06	$13.81
	I	1.77%	$1,000.00	$1,003.20	$8.79	$1,016.02	$8.85

LoCorr Dynamic Opportunity Fund
	A	2.48%	$1,000.00	$1,008.00	$12.35	$1,012.50	$12.37
	C	3.23%	$1,000.00	$1,003.90	$16.05	$1,008.78	$16.09
	I	2.23%	$1,000.00	$1,008.70	$11.11	$1,013.74	$11.13

LoCorr Spectrum Income Fund
	A	1.98%	$1,000.00	$966.50	$9.65	$1,014.98	$9.89
	C	2.73%	$1,000.00	$962.90	$13.29	$1,011.26	$13.61
	I	1.73%	$1,000.00	$967.80	$8.44	$1,016.22	$8.65

1

Includes dividend, tax and/or interest expense of 0.00%, 0.00%, 0.00%, 0.24% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund, respectively.

2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.

3

Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

116 |

Review of Management and Sub-Advisory Agreements (Unaudited)

LoCorr Investment Trust

June 30, 2023 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Adviser”) to the LoCorr Macro Strategies Fund (the “Macro Fund”) and its wholly-owned subsidiary, LCMFS Fund Limited, the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS Fund”) and its wholly-owned subsidiary, LCLSCS Fund Limited, the LoCorr Dynamic Opportunity Fund (the “LDO Fund”) and the LoCorr Spectrum Income Fund (the “LSI Fund”) and reviewed the 15(c) responses for each, which included a review of the experience of the key personnel of the Adviser., noting that there had not been any changes in key personnel in the last year. The Trustees noted the continued contributions of Brian Hull, the chief compliance officer (“CCO”) of the Trust and Adviser, in overseeing and implementing the Trust’s and Adviser’s compliance programs.

The Trustees noted that the Adviser has provided and will continue to provide a continuous investment program for each of the Funds consistent with each Fund’s investment objective, policies and regulatory limitations. Counsel and a representative of the Adviser reminded the Trustees that the Adviser oversees and continually evaluates sub-advisers and that the Adviser also provides overall portfolio and risk management consistent with each Fund’s investment strategy, guidelines and limitations. The Trustees also discussed the Adviser’s compliance program with the Trust’s CCO. A representative from the Adviser reviewed the Adviser’s financial statements and insurance policy with the Trustees. The Trustees concluded that, based on their review of the Adviser’s financial statements and discussions with the Adviser, the Adviser has sufficient resources to continue to provide advisory services to each of the Funds.

The CCO reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel noted that the Adviser had a code of ethics as required under Rule 17j-1 of the 1940 Act. The CCO further noted that the Adviser had not made any material changes to its compliance policies in the last year. After a discussion, the Trustees concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the management agreements for the Funds.

Counsel indicated that there had not been any recent examinations of the Adviser by the SEC but noted that LoCorr Distributors had recently been examined by FINRA with no material findings. After a discussion, the Trustees concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds and their respective shareholders.

The Trustees next reviewed and evaluated the performance of the Macro Fund, noting that the one-year returns lagged the Morningstar category and peer group but had outperformed the Morningstar category for all other periods while being roughly in line with the peer group for those other periods. The Trustees also discussed that the Fund had materially outperformed the Barclay CTA Index for all periods After a discussion, the Trustees concluded that the Macro Fund’s performance was satisfactory.

The Trustees evaluated the investment performance of the LCLSCS Fund, noting its annualized returns for the one, three, five-year and since inception periods. The Trustees noted that the Fund has underperformed its Morningstar category, peer group and the Barclay CTA Index during the past year but had materially outperformed each of those comparisons for the 3, 5,10-year and since inception periods. After a discussion, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees then discussed the performance of the LDO Fund, noting that the Fund slightly lagged the peer group and Morningstar category for the one-year period but materially outperformed the S&P 500 Index. The Trustees observed that the Fund did trail the Morningstar category, benchmark index and peer group for the 3 and 5-year periods but had outperformed the peer group since inception. After a discussion, the Trustees concluded that the LDO Fund’s performance was not unreasonable.

The Trustees considered the performance of the LSI Fund. The Trustees noted performance of the LSI Fund, observing that the Fund’s performance for the one-year period had significantly outperformed the Morningstar Category average and the Barclays U.S. Aggregate Bond Index, its benchmark, but had lagged the peer group average. The Board noted that the Fund had outperformed the benchmark index for the 3 and 5-year. The Trustees also considered the Fund’s performance relative to its benchmark and Morningstar category for the 3, 5-year and since inception periods. After a discussion, the Trustees concluded that the LSI Fund’s performance was reasonable.

The Trustees then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to each of the Funds.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Counsel noted for the benefit of the Trustees noted that the management fee for the Macro Fund was above the average of its peer group and the Morningstar Category. The Trustees also observed that the management fee was within range of management fees for the Fund’s peer group and Morningstar Category Average. After a discussion, the Trustees agreed that the Macro Fund’s management fee was not unreasonable.

The Trustees next reviewed the management fee for the LCLSCS Fund, noting that it was above the average of its peer group and Morningstar category, but within of the range of management fees for the Fund’s peer group and Morningstar category. A representative of the Adviser noted the Fund’s exposure to several commodity trading advisers and the use of Nuveen as a subadviser to the Fund. After a discussion, the Trustees agreed that the LCLSCS Fund’s management fee was reasonable.

The Trustees noted that the LDO Fund’s management fee was within the range of both its peer group and Morningstar category though above the averages for both comparisons. In response to a question from Counsel, a representative of the Adviser stated that the Adviser engages several sub-advisers to manage the fund while many funds in the Morningstar category are single manager funds. After a discussion, the Trustees concluded that the LDO Fund’s management fee was not excessive.

Counsel directed the Trustees to review the management fee for the LSI Fund, noting that it was above the average of its peer group and Morningstar category, and above the high-end range for the management fees reported for the LSI Fund’s peer group. A representative of the Adviser discussed the unique nature of the Fund and its strategy and indicated that assembling a meaningful peer group was difficult. After a discussion, the Trustees agreed that the Fund’s management fee was not unreasonable.

The Trustees considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the Macro Fund, LCLSCS Fund, LDE Fund and LSI Fund.

The Trustees noted the profit analysis of the Adviser with respect to the Macro Fund and considered the Adviser’s profits from the advisory agreement, net of expenses. The Trustees determined that the Adviser’s profits related to the Macro Fund were reasonable.

The Trustees then discussed the profitability of the Adviser with respect to the LCLSCS Fund. Counsel noted the Adviser’s net profits with respect to the LCLSCS Fund. After a discussion, the Trustees determined that the Adviser’s profits with respect to the Fund were reasonable.

The Trustees then reviewed the profitability of the Adviser with respect to the LDE Fund and noted that the Adviser did not show a net profit with respect to the Fund.

Counsel directed the Trustees’ attention to the profitability of the Adviser with respect to the LSI Fund. The Trustees noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits as a percentage of revenues and absolute amount were reasonable.

The Trustees considered the economies of scale to be realized by the shareholders of the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund, noting that the management fees for the LLSCS Fund reflect an incremental fee schedule which includes break points. The Board considered whether economies of scale had been reached with respect to the management of each Fund, excluding the LLSCS Fund. They noted that the Adviser had indicated its willingness to discuss the matter of breakpoints with the Board as each other Fund increased its assets. The Board agreed that in light of the expense limitation agreements, which effectively protected shareholders from high expenses despite lower asset levels, and the Adviser’s willingness to consider breakpoints as each other Fund reached higher asset levels, the absence of breakpoints was acceptable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that each Fund’s management fee is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LoCorr Market Trend Fund (the “LMT Fund”))

The Trustees next considered the 15(c) materials provided by Nuveen. The Trustees reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, LCLSCS Fund and the LMT Fund. The Trustees considered Nuveen’s personnel, noted many years of experience and depth of investment capabilities. A representative of the Adviser explained that Nuveen continued to provide credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro, LCLSCS and LMT Funds.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

The CCO indicated that Nuveen continues to provide quarterly summaries of its updates to its compliance manual. The CCO indicated that he determined that these compliance updates from the past year were immaterial. A representative of the Adviser indicated that the Adviser continued to be satisfied with the overall services provided by Nuveen to the Funds.

Counsel noted for the Board that Nuveen did not have any material compliance, material litigations or regulatory agency issues in the past year and that Nuveen continued to carry an E&O/D&O policy through its parent company. After a discussion, the Trustees concluded that Nuveen continued to have a great depth of experienced personnel and was well resourced and therefore was expected to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year, five-year and since inception returns for the Macro, LCLSCS and LMT Funds. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year, five-year and since inception periods and noted that Nuveen had continued to outperform its benchmark index for all Funds for all periods. After a discussion, the Trustees noted it was pleased with Nuveen’s performance with respect to Macro, LCLSCS and LMT Funds and deemed Nuveen’s performance to be satisfactory.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LCLSCS Fund and LMT Fund, and noted that Nuveen earns a small profit with regard to sub-advising the Funds. The Trustees also considered that the subadvisory fee for the Funds compared favorably to fee schedule that Nuveen charged to institutional accounts with the same strategy. The Trustees concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that Nuveen’s fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interest of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

Counsel then turned the Trustees’ attention to the 15(c) responses for Millburn. The Board discussed the experience and backgrounds of Millburn’s personnel providing services to the Fund. A representative of the Adviser stated for the Trustees that Millburn continues to provide portfolio management, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure the assets allocated to it are managed within the Fund’s investment restrictions.

The Trustees noted that Millburn reported not having any material compliance or litigation issues in the past year. The Trustees reviewed Millburn’s compliance controls with the CCO including its pre- and post-trade compliance checks. The CCO reported to the Board that Millburn was undergoing a routine NFA examination. The Trustees further observed that Millburn carried an appropriate E&O/D&O policy. The Trustees determined that the services provided by Millburn to the Fund have been satisfactory and that the Trustees expects Millburn to continue to provide quality services in the future.

The Trustees then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser noted Millburn’s performance in the past year. The Board considered Millburn’s performance relative to the overall Fund and its benchmark. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

Counsel noted for the Trustees that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients. The Trustees further observed that Millburn’s fee did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a fair profit with respect to the sub-advisory services provided to the Fund. After a discussion, it was the consensus of the Trustees that the level of profit remained reasonable.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that Millburn’s fee structure was not unreasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees next considered the nature, extent and quality of services to be provided by Graham to the Fund. The Trustees turned their attention to the 15(c) responses for Graham. The Trustees discussed the responsibilities of Graham’s key personnel providing services to the Fund, noting the recent change in the firm’s chief executive officer. A representative of the Adviser indicated that it did not believe that this would change Graham’s quality of services provided to the Fund. The Trustees noted that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

The CCO indicated that Graham adopted appropriate compliance policies and procedures and that Graham had not made any material revisions to such policies in the past year. Counsel stated that Graham continued to carry an appropriate E&O/D&O policy. The Trustees noted that Graham did not have material regulatory examinations, litigations since its last renewal. After a discussion, the Trustees concluded that Graham continued to have appropriate resources and investment personnel to perform the services as sub-adviser to the Fund.

Next, the Trustees discussed the investment performance for Graham’s allocation of the Fund, noting that Graham had significantly outperformed the Fund’s benchmark and the Fund as a whole overall the past year. After a discussion, the Trustees concluded that Graham’s performance was satisfactory.

The Trustees reviewed the sub-advisory fee paid to Graham and considered that it was slightly higher than the fee charged by Graham for another similar investment vehicle but that did not include a performance incentive fee. The Trustees also noted that the fee was less than the fee Graham charged to another similar investment vehicle that did not have a performance fee component. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Counsel next turned the Trustees’ attention to the profits realized by Graham with respect to the Fund. The Board discussed whether the amount of profit was reasonable with respect to the sub-advisory services provided to the Fund. The Trustees also considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

After a discussion, the Trustees concluded that Graham’s level of profit was reasonable. Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees then reviewed the nature, extent and quality of services provided by Revolution. Counsel directed the Board’s attention to the 15(c) responses for Revolution. The Trustees considered the backgrounds and responsibilities of Revolution’s key investment personnel, noting the experience of these individuals. A representative of the Adviser stated that Revolution has been responsible for the maintenance and improvement of its trading models used in its strategy for the Fund’s portfolio and trade execution. The CCO indicated that Revolution had established and maintains a robust compliance program.

Counsel indicated that Revolution did not report any material compliance issues, regulatory examinations or material litigations in the past year. The Board noted that Revolution maintained an E&O/D&O insurance policy in an appropriate amount. The CCO noted that Revolution had not made any material revisions to its compliance policies and procedures in the past year. After a discussion, the Trustees concluded that Revolution has adequate resources available to continue to provide satisfactory services to the Fund.

Next, the Trustees reviewed the investment returns for Revolution, noting of Revolution’s strategy for the Fund. The Trustees considered Revolution’s returns to its benchmark for the one-year, five-year and since inception periods, noting that Revolution had outperformed over the 5-year and since inception periods. After a discussion, the Trustees concluded that Revolution’s performance was not unreasonable.

The Trustees noted that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. The Trustees also noted that there was not an incentive fee component in the sub-advisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees agreed that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Revolution in connection with its relationship with the Fund and whether the amount of profit was a reasonable profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

R.G. Niederhoffer Capital Management (“Niederhoffer”), Sub-Adviser (Macro Fund)

The Trustees next considered the responses provided by Niederhoffer in its 15(c) questionnaire. The Board first reviewed the nature, extent and quality of services provided by Niederhoffer. Counsel and a representative of the Adviser reviewed the personnel that would be responsible for providing services to the Macro Fund. The Trustees noted that Niederhoffer did not have any recent compliance or litigation issues since the Trustees’ last approval of Niederhoffer as a subadviser to the Fund. The CCO indicated that he had reviewed the compliance program for Niederhoffer and concluded that it was appropriate in light of its business.

The Board then considered Niederhoffer’s performance for its allocation of the Fund. The representative of the Adviser noted Niederhoffer’s performance for the period for which it has served as a subadviser to the Fund as well as prior performance of accounts managed in the same strategy. After a discussion, the Trustees concluded that Niederhoffer’s performance was reasonable.

Counsel then directed the Trustees to information related to Niederhoffer’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was favorable in comparison to the Niederhoffer’s fee for other accounts, further noting that Niederhoffer did not charge a performance fee for the Macro Fund as it does for some other of its private accounts. The Trustees then reviewed Niederhoffer’s expected profitability with respect to the Macro Fund. After a discussion, the Trustees agreed that the subadvisory fee and Niederhoffer’s profitability with respect to the Macro Fund was reasonable.

Having requested and received such information from Niederhoffer as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the subadvisory agreement with Niederhoffer for the Macro Fund is in the best interests of the Fund and its shareholders.

Millrace Asset Group (“Millrace”), Sub-Adviser (LDO Fund)

The Board then considered the responses provided by Millrace in its 15(c) responses. The Trustees noted that Millrace tracked investment opportunities, selected investments, provide compliance services and trade execution for its allocation of the Fund’s portfolio. The Trustees considered the responsibilities of Millrace’s key individuals, noting the experience and backgrounds of these individuals. In response to a question, a representative of the Adviser indicated to the Board that the Adviser was satisfied with the overall services provided by Millrace for the Fund.

A representative of the Adviser discussed Millrace’s overall long/short equity strategy and corresponding investment risks with the Board. The CCO reviewed Millrace’s compliance process including its monitoring of Investment Company Act restrictions, noting that Millrace had not made any material changes to its compliance manual in the past year. Counsel noted that Millrace did not report any material compliance issues or material litigations since the initial approval of Millrace. After a discussion, the Trustees concluded that Millrace was well-suited to continue to perform the services as a sub-adviser to the Fund.

The Trustees noted that Millrace had obtained an E&O/D&O insurance policy since its initial approval as a subadviser. The Trustees concluded that Millrace was appropriately resourced and has a depth of experienced personnel and the investment expertise to provide high quality services to the Fund.

The Trustees considered the investment performance of Millrace’s allocation of the Fund that began in June 2022. A representative of the Adviser noted the short time period for that performance. After a discussion, the Trustees concluded that Millrace’s performance as a subadviser was not unreasonable.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

The Trustees considered the sub-advisory fee charged by Millrace was lower than the fee charged by Millrace to its investment partnerships. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable.

The Trustees considered the profits realized by Millrace in connection with its relationship with the Fund and whether the amount of profit is reasonable with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Millrace realized a a small profit, both in terms of percentage of revenue as well as actual dollars, based on the amount of assets that Millrace managed for the Fund. After a discussion, the Trustees concluded that the level of profit was not excessive.

Having requested and received such information from Millrace as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the subadvisory agreement with Millrace for the LDO Fund is in the best interests of the Fund and its shareholders.

Bramshill Investments, LLC (“Bramshill”), Sub-Adviser (LSI Fund)

The Trustees then considered the renewal of the sub-advisory agreement with Bramshill with respect to the LSI Fund. The Trustees reviewed the nature, extent and quality of services provided or to be provided by Bramshill for the income strategies for the LSI Fund. The Trustees reviewed the responsibilities of Bramshill’s investment and administrative personnel. A representative of the Adviser stated that Bramshill provides research, security selection and trade execution for the Fund. The CCO reported that Bramshill has begun undergoing a route SEC examination in January 2023.

The Trustees noted that Bramshill has not reported any material compliance issues or material litigations in the past year. Counsel noted that Bramshill maintained an insurance policy in an appropriate amount. The Trustees decided that Bramshill has adequate resources available to provide services to the Fund. The Trustees determined that Bramshill was well-suited to continue to perform the services as sub-adviser to the LSI Fund.

The Trustees next considered investment performance information for Bramshill with respect to the LSI Fund. The Trustees noted that Bramshill’s relative performance was negative for the one-year period but had outperformed the Fund’s benchmark and the overall Fund. The Board also considered that Bramshill’s performance was favorable as compared to the overall Fund and benchmark for the 5-year and since inception periods. In response to a question from Counsel, a representative of the Adviser stated that the Adviser continued to be satisfied with the overall performance of Bramshill. After a discussion, the Trustees agreed that Bramshill’s performance was satisfactory.

The Trustees reviewed the costs of services provided by Bramshill to the LSI Fund. The Trustees noted that Bramshill was profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for Bramshill which indicated that Bramshill’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Board also observed that Bramshill earned a reasonable profit from its management of the Fund. The Trustees concluded that the sub-advisory fees paid to Bramshill by the Adviser and Bramshill’s profitability were reasonable in light of the services provided under the sub-advisory agreements.

Having requested and received such information from Bramshill as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board reviewed the nature, extent and quality of services provided by the Adviser to the LoCorr Market Trend Fund (the “LMT Fund”) and its wholly-owned subsidiary, LCMT Fund Limited with Counsel and then reviewed the 15(c) responses including the key personnel of the Adviser. A Trustees noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement. A representative of the Adviser noted for the Board that it had continued to oversee the investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions since the Fund’s inception and that the Adviser evaluates and oversees the LMT Fund’s sub-advisers. The CCO noted that the Adviser had not made any material changes to its compliance policies since the Board’s last review.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Fund Counsel indicated to the Trustees that there were no material compliance issues or litigations with respect to the Adviser since the most recent renewal of the advisory agreement for the LMT Fund. A representative of the Adviser discussed the Adviser’s financial statements with the Board. Fund Counsel also noted that the Adviser continues to maintain insurance for E&O/D&O coverage. The Trustees noted that, based on their review of the Adviser’s financial statements and their discussion with representatives of the Adviser, the Adviser has the appropriate financial resources to continue to manage the LMT Fund.

After a discussion, the Board concluded that the Adviser continued to be well staffed with experienced personnel, has appropriate financial resources and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide high quality services to the Fund.

The Trustees next evaluated the Fund’s performance, noting that the Fund had outperformed its peer group average, benchmark indexes and Morningstar category all periods since inception. A representative of the Adviser stated that the Adviser continued to be satisfied with the performance of the LMT Fund’s two subadvisers. After a discussion, the Trustees agreed that the Fund’s performance was satisfactory.

The Trustees next discussed the advisory fee and the Adviser’s profitability with respect to the LMT Fund. Fund Counsel noted that the investment advisory fee was above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peer funds. Fund Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Approval of Sub-Advisory Agreement

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)

The Trustees then reviewed the responses provided by Graham in its 15(c) questionnaire. The Board again considered the nature, extent and quality of services provided by Graham. Fund Counsel reviewed the individuals responsible for providing services to the Fund, noting that the former chief operating officer had been promoted to chief executive officer in the last year. A representative of the Adviser reviewed Graham’s market trend strategy, risk management practices and its compliance program. Fund Counsel noted for the Board that Graham did not have any recent compliance, litigation or regulatory issues and that Graham continued to maintain appropriate insurance coverage. The Trustees noted that Graham did have a recent routine examination conducted by the SEC and that Graham had reported that there were no material findings from that examination.

The Board next reviewed Graham’s performance for the LMT Fund with a representative of the Adviser. The representative of the Adviser noted Graham’s strong performance for all periods since inception. The Trustees and the Adviser noted their satisfaction with Graham’s overall performance. After a discussion, the Trustees concluded that the overall performance of Graham was reasonable.

Fund Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was relatively favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts. The Trustees then reviewed Graham’s profitability with respect to the Fund. After a brief discussion, the Trustees agreed that the subadvisory fee and Graham’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Fund Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

LoCorr Fund Management Liquidity Risk Management Program Assessment

August 2023 (Unaudited)

Effective June 1, 2019, the funds adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the funds to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the funds’ board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from July 1, 2022 to June 30, 2023, there were no material changes to the Program and no material liquidity events that impacted the funds. During the period, the funds held sufficient highly liquid assets to meet fund redemptions.

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Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

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Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dan T. O’Lear Year of Birth: 1961	Trustee/ January 2023 to present	Mr. O’Lear is presently retired (since 2021); President, Franklin Templeton Distributors, 2018-2021; Head of Retail Distribution, Franklin Templeton Distributors, 2014-2018.	5	None
Jeff E. Place Year of Birth: 1953	Trustee/ January 2023 to present	Mr. Place is presently retired (since 2016) from his principal occupation as a distribution fund executive.	5	None
Catie B. Tobin Year of Birth: 1958	Trustee/ January 2023 to present	Ms. Tobin is presently retired (since 2021); Senior Vice President, Director, Field Development & Effectiveness, Wells Fargo Advisors, 2017-2021.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011–present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987–present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011–present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006–2009.	5	None

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Independent Trustees/Interested Trustees and Officers

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011–present; Trustee/ 2010–present	LoCorr Fund Management, LLC: Chief Operating Officer (2010–2016), Chief Compliance Officer, (2010–2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008–present) Chief Compliance Officer (2008–2017); Steben & Company (broker/dealer and registered investment adviser): Principal and Chief Financial Officer (2020–present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011–present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002– present. President and Chief Executive Officer of Steben & Company (broker/dealer and registered investment adviser), (2019–present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019–present	Steben & Company (broker/dealer and registered investment adviser): Chief Compliance Officer 2002–2007 and 2012–Present; Financial & Operations Principal (FINOP) 2002–Present; Registered Representative 2002–Present.	5	None

1	The term of office for each Trustee listed above will continue indefinitely.
2	The term “Fund Complex” refers to the LoCorr Investment Trust.
3	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
4	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
5	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 5737 (8/23)

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant's President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant's independent public accountant.

There was no change in the registrant's independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LoCorr Investment Trust

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	9/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	9/6/2023

By (Signature and Title)	/s/ Jon Essen
Jon Essen, Treasurer

Date	9/6/2023